                                       GG9

                      Structural and Collateral Term Sheet
                          $6,107,389,000 (approximate)

                   GREENWICH CAPITAL COMMERCIAL FUNDING CORP.,
                                  AS DEPOSITOR

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-GG9

                       Commercial Mortgage Trust 2007-GG9
                                 Issuing Entity

                   Greenwich Capital Financial Products, Inc.
                         Goldman Sachs Mortgage Company
                                    Sponsors

                      Wachovia Bank, National Association
                                 Master Servicer

                               LNR Partners, Inc.
                                Special Servicer

                                February 12, 2007

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

      Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

GOLDMAN, SACHS & CO.                                [LOGO] RBS GREENWICH CAPITAL

                          Co-Lead Bookrunning Managers
Banc of America Securities LLC                                     Credit Suisse
Morgan Stanley                                               Wachovia Securities

GCCFC 2007-GG9

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

                                                     OFFERED CERTIFICATES

                                                   APPROX.   APPROX. % OF  WEIGHTED                 ASSUMED FINAL
                                  CERTIFICATE      CREDIT    CUT-OFF DATE  AVERAGE     PRINCIPAL       PAYMENT
 CLASS     S&P   MOODY'S  FITCH     BALANCE      SUPPORT(1)    BALANCE     LIFE(2)     WINDOW(2)       Date(2)      RATE TYPE
------------------------------------------------------------------------------------------------------------------------------

 A-1(3)    AAA     Aaa     AAA      $84,000,000    30.000%       1.277%     3.19     04/07 - 10/11   October 2011      (8)
------------------------------------------------------------------------------------------------------------------------------
 A-2(3)    AAA     Aaa     AAA   $1,180,078,000    30.000%      17.945%     4.92     10/11 - 07/12    July 2012        (8)
------------------------------------------------------------------------------------------------------------------------------
 A-3(3)    AAA     Aaa     AAA      $85,985,000    30.000%       1.308%     6.87     11/13 - 03/14    March 2014       (8)
------------------------------------------------------------------------------------------------------------------------------
 A-AB(3)   AAA     Aaa     AAA      $88,000,000    30.000%       1.338%     7.54     07/12 - 09/16  September 2016     (8)
------------------------------------------------------------------------------------------------------------------------------
 A-4(3)    AAA     Aaa     AAA   $2,671,598,000    30.000%      40.627%     9.77     09/16 - 01/17   January 2017      (8)
------------------------------------------------------------------------------------------------------------------------------
A-1-A(3)   AAA     Aaa     AAA     $493,485,000    30.000%       7.504%     7.99     12/09 - 01/17   January 2017      (8)
------------------------------------------------------------------------------------------------------------------------------
   A-M     AAA     Aaa     AAA     $657,593,000    20.000%      10.000%     9.91     01/17 - 02/17  February 2017      (8)
------------------------------------------------------------------------------------------------------------------------------
   A-J     AAA     Aaa     AAA     $575,393,000    11.250%       8.750%     9.92     02/17 - 02/17  February 2017      (8)
------------------------------------------------------------------------------------------------------------------------------
    B      AA+     Aa1     AA+      $32,880,000    10.750%       0.500%     9.92     02/17 - 02/17  February 2017      (8)
------------------------------------------------------------------------------------------------------------------------------
    C       AA     Aa2     AA       $98,638,000     9.250%       1.500%     9.92     02/17 - 02/17  February 2017      (8)
------------------------------------------------------------------------------------------------------------------------------
    D      AA-     Aa3     AA-      $41,100,000     8.625%       0.625%     9.92     02/17 - 02/17  February 2017      (8)
------------------------------------------------------------------------------------------------------------------------------
    E       A+     A1      A+       $41,099,000     8.000%       0.625%     9.92     02/17 - 02/17  February 2017      (8)
------------------------------------------------------------------------------------------------------------------------------
    F       A      A2       A       $57,540,000     7.125%       0.875%     9.92     02/17 - 02/17  February 2017      (8)
==============================================================================================================================

                                                     NON-OFFERED CERTIFICATES

                                                    APPROX.    APPROX. % OF  WEIGHTED
                                      CERTIFICATE    CREDIT    CUT-OFF DATE  AVERAGE     PRINCIPAL     ASSUMED FINAL
  CLASS       S&P  MOODY'S  FITCH      BALANCE     SUPPORT(1)    BALANCE     LIFE(2)     WINDOW(2)    PAYMENT DATE(2)   RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------------

A-MFL(4)(5)                                                                                                            Floating(7)
-----------------------------------------------------------------------------------------------------------------------------------
A-JFL(4)(5)                                                                                                            Floating(7)
-----------------------------------------------------------------------------------------------------------------------------------
   G(5)       A-    A3       A-       $57,539,000   6.250%        0.875%     9.92      02/17 - 02/17  February 2017        (8)
-----------------------------------------------------------------------------------------------------------------------------------
   H(5)      BBB+  Baa1     BBB+      $82,199,000   5.000%        1.250%     9.92      02/17 - 02/17  February 2017        (8)
-----------------------------------------------------------------------------------------------------------------------------------
   J(5)      BBB   Baa2     BBB       $65,759,000   4.000%        1.000%     9.92      02/17 - 02/17  February 2017        (8)
-----------------------------------------------------------------------------------------------------------------------------------
   K(5)      BBB-  Baa3     BBB-      $65,760,000   3.000%        1.000%     9.92      02/17 - 02/17  February 2017        (8)
-----------------------------------------------------------------------------------------------------------------------------------
   L(5)      BB+    Ba1     BB+       $32,879,000   2.500%        0.500%     9.92      02/17 - 02/17  February 2017        (8)
-----------------------------------------------------------------------------------------------------------------------------------
   M(5)       BB    Ba2      BB       $16,440,000   2.250%        0.250%     9.92      02/17 - 02/17  February 2017        (8)
-----------------------------------------------------------------------------------------------------------------------------------
   N(5)      BB-    Ba3     BB-       $24,660,000   1.875%        0.375%     9.92      02/17 - 02/17  February 2017        (8)
-----------------------------------------------------------------------------------------------------------------------------------
   O(5)       B+    B1       B+       $16,440,000   1.625%        0.250%     9.92      02/17 - 02/17  February 2017        (8)
-----------------------------------------------------------------------------------------------------------------------------------
   P(5)       B     B2       B        $16,439,000   1.375%        0.250%     9.96      02/17 - 03/17  March 2017           (8)
-----------------------------------------------------------------------------------------------------------------------------------
   Q(5)       B-    B3       B-        $8,220,000   1.250%        0.125%     10.01     03/17 - 03/17  March 2017           (8)
-----------------------------------------------------------------------------------------------------------------------------------
   S(5)       NR    NR       NR       $82,199,863   0.000%        1.250%     10.01     03/17 - 12/18  December 2018        (8)
-----------------------------------------------------------------------------------------------------------------------------------
 XP(5)(6)    AAA    Aaa     AAA                 $                                                                      Variable IO
-----------------------------------------------------------------------------------------------------------------------------------
 XC(5)(6)    AAA    Aaa     AAA    $6,575,923,863                                                                      Variable IO
===================================================================================================================================

_______________________
(1)   The credit support for the class A-1, class A-2, class A-3, class A-AB, class A-1-A and class A-4 certificates is expressed in the aggregate.

(2)   As of the cut-off date, the weighted average life, principal window and assumed final payment date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other assumptions set forth under "Yield and Maturity
      Considerations--Yield Considerations" in the prospectus supplement.

(3)   For purposes of making distributions on the class A-1, class A-2, class
      A-3, class A-AB, class A-4 and class A-1-A certificates, the pool of mortgage loans will be deemed to consist of two distinct sub-pools, sub-pool 1 and sub-pool 2. Sub-pool 1 will consist of 177 mortgage loans, representing approximately 92.5% of the initial mortgage pool balance and includes all mortgage loans other than the mortgage loans secured by multifamily and manufactured housing properties. Sub-pool 2 will consist of 24 mortgage loans, representing approximately 7.5% of the initial mortgage pool balance and includes all of the mortgage loans that are secured by multifamily and manufactured housing properties.

(4)   The class A-MFL certificates will represent interests in a grantor trust, the assets of which will include, among other things, an uncertificated
      REMIC regular interest designated as the class A-MFL REMIC II regular interest and an interest rate swap agreement. The class A-JFL certificates will represent interests in a grantor trust, the assets of which will include, among other things, an uncertificated REMIC regular interest designated as the class A-JFL REMIC II regular interest and an interest rate swap agreement. The class A-MFL certificates and class A-JFL certificates will be entitled to receive payments distributed to the related REMIC II regular interest subject to payments under the related swap agreements.

(5)   Not offered hereby. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(6)   The class XP and class XC certificates will not have a principal balance and are sometimes referred to collectively as the interest-only certificates. For purposes of calculating the amount of accrued interest, each of the interest-only certificates will have a notional amount. The notional amount of each of the interest-only certificates is described in the prospectus supplement. The interest rate applicable to each component of the class XP and class XC certificates for each payment date will be as specified in the prospectus supplement.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                          -2-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

(7)   The pass-through rates of the class A-MFL and class A-JFL certificates are variable. However, if at any time the related swap agreements are terminated, (i) the pass-through rate applicable to the class A-MFL certificates may convert to the pass-through rate of the corresponding class A-MFL REMIC II regular interest and (ii) the pass-through rate applicable to the class A-JFL certificates may convert to a fixed rate equal to the pass-through rate of the corresponding class A-JFL REMIC II regular interest.

(8)   For any payment date, the pass-through rates on the class A-1, class A-2, class A-3, class A-AB, class A-4, class A-1-A, class A-M, class A-J, class
      B, class C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class O, class P, class Q and class S certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve
      30-day months and amounts transferred into or out of the interest reserve account) as of their respective due dates in the month preceding the month in which the related payment date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average rate specified in clause (ii) or (iv) the weighted average rate specified in clause (ii)
      less a specified percentage.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                          -3-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS(1)

                                                                           TOTAL POOL        SUB-POOL 1        SUB-POOL 2
                                                                         --------------    --------------    -------------

Initial mortgage pool balance .........................................  $6,575,923,864    $6,082,438,864    $ 493,485,000
Number of mortgage loans ..............................................             201               177               24
Number of mortgaged properties ........................................             328               271               57
Percentage of investment grade shadow rated loans(2) ..................            10.2%             11.1%             0.0%
Percentage of pari passu loans ........................................             2.7%              2.9%             0.0%
Weighted average underwritten debt-service-coverage ratio(3)(4)(5)(6) .           1.54x             1.56x            1.27x
Maximum underwritten debt-service-coverage ratio(3)(4)(5)(6) ..........           3.36x             3.36x            1.80x
Minimum underwritten debt-service-coverage ratio(3)(4)(5)(6) ..........           1.05x             1.06x            1.05x
Weighted average cut-off date loan-to-value ratio(3)(4)(6) ............            66.4%             65.7%            75.5%
Maximum cut-off date loan-to-value ratio(3)(4) ........................            83.1%             83.1%            81.1%
Minimum cut-off date loan-to-value ratio(3)(4) ........................            26.9%             26.9%            50.0%
Average cut-off date principal balance ................................  $   32,716,039    $   34,364,061    $  20,561,875
Maximum cut-off date principal balance ................................  $  640,500,000    $  640,500,000    $  63,250,000
Minimum cut-off date principal balance ................................  $    1,295,000    $    1,295,000    $   2,700,000
Weighted average mortgage interest rate(5) ............................           5.795%            5.782%           5.955%
Maximum mortgage interest rate ........................................           6.847%            6.847%           6.800%
Minimum mortgage interest rate ........................................           5.410%            5.410%           5.480%
Percentage of initial pool balance of mortgage loans secured by mortgaged real properties occupied by a single tenant
   (certain of such single tenants may have one or more sub-tenants
   at such properties) ................................................             9.7%             10.5%             N/A

_______________________
(1)   Unless otherwise noted, the initial mortgage pool balance and all other financial and statistical information provided in this term sheet include the mortgage loans in the trust that are part of a split loan structure and secured by the Merchandise Mart property, the Victoria Ward Warehouse
      & Plaza property, the Poipu Shopping Village property, the Sheraton
      Portland property, the Linden Park property, the Toringdon III property, the Toringdon V property and the Woodhaven property (representing approximately 2.7%, 0.6%, 0.4%, 0.2%, 0.2%, 0.2%, 0.2% and 0.1%,
      respectively, of the initial mortgage pool balance and 2.9%, 0.7%, 0.5%,
      0.3%, 0.2%, 0.2%, 0.2% and 0.1%, respectively, of the initial sub-pool 1 balance) but do not include the related pari passu mortgage loans or subordinate mortgage loans that are outside the trust. If any of the mortgage loans is secured by multiple properties, a portion of the principal balance of that mortgage has been allocated to each of those properties as set forth in Annex A to the prospectus supplement. All percentages of initial mortgage pool balances herein are based on allocated loan amounts with respect to mortgage loans secured by multiple properties.

(2)   590 Madison Avenue, Merchandise Mart, Boulevard Mall and Victoria Ward
      Warehouse & Plaza are each an investment grade loan. With respect to 590
      Madison Avenue, Merchandise Mart and Victoria Ward Warehouse & Plaza,
      Moody's, Fitch and S&P have confirmed, and with respect to Boulevard Mall,
      Fitch only has confirmed, that each of these loans, in the context of its inclusion in the trust, has credit characteristics consistent with that of an obligation rated investment grade.

(3)   For the purpose of calculating underwritten debt-service-coverage ratios and loan-to-value ratios in this term sheet, the cut-off date principal balance for each mortgage loan in a split loan structure (x) includes the cut-off date principal balance of the pari passu mortgage loan in the trust plus the cut-off date principal balance of any pari passu mortgage loan that is outside the trust if those pari passu loans have been funded, and (y) excludes the cut-off date principal balance of any subordinate mortgage loan in that split loan structure.

(4)   With respect to the following mortgage loans, these calculations exclude earnouts or other reserves in the following amounts: The District II
      ($16,750,000) and Tuileries Plaza Phase I ($1,050,000). Not reducing the financing by the related earnout amounts, the cut-off date loan-to-value ratios for the District II mortgage loan and the Tuileries Plaza Phase I mortgage loan would be 86.4% and 80.5%, respectively. With respect to the mortgage loan secured by the Peachtree Center property, the cut-off date loan-to-value ratio was calculated by adding the combined amounts of the initial debt service reserve, capital expenditures reserve, tenant improvement and leasing commission and capital improvement and debt service reserves totaling approximately $44.48 million, to the appraised value of the mortgaged property. Not adding the reserves to the appraised value of the property, the cut-off date loan-to-value ratio for the
      Peachtree Center mortgage loan would be 93.6%.

(5)   With respect to the mortgage loan secured by the Midland Industrial
      Portfolio property, which has an interest rate that steps up during the term of the mortgage loan, information with respect to the interest rates on the mortgage loan (including without limitation for purposes of calculating the weighted average mortgage interest rate and debt-service coverage ratios) is presented in this term sheet as if the mortgage loan pays at its highest rate throughout the life of such mortgage loan
      (5.855%).

(6)   With respect to the mortgage loan secured by the Apollo Portfolio 1 properties, the loan-to-value ratio was calculated by subtracting a capital improvements escrow of $11,600,000 from the outstanding principal balance of the mortgage loan. The loan-to-value ratio without netting the
      $11,600,000 escrow is 103.8%. In addition, the debt-service coverage ratio was calculated assuming (1) (a) the in-place base rents as per the rent rolls dated October 2006 - December 2006 increase annually by 3% over the current contract rent, (b) 4% vacancy, (c) 4% management fee and (d) $250 in capital reserves per unit, (2) 10% of the units are renovated and re-let annually at market rates, and (3) in each case discounted to present value based on a discount rate of 8% over the life of the mortgage loan. The portfolio weighted average market rate assumed per unit was $882 with 0% growth projected. The debt-service coverage as of the cut-off date based on in-place base rents as per the rent rolls dated October 2006 -
      December 2006 is 0.81x.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                          -4-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                 PROPERTY TYPES

                                        AGGREGATE
                         NUMBER OF     CUT-OFF DATE     % OF INITIAL                          WTD. AVG.
                         MORTGAGED      PRINCIPAL       MORTGAGE POOL                      CUT-OFF DATE LTV
   PROPERTY TYPE        PROPERTIES       BALANCE           BALANCE       WTD. AVG. DSCR         RATIO
--------------------    ----------    --------------    -------------    --------------    ----------------

Office                        99      $3,917,153,704         59.6%             1.62               62.4%
Retail                        67         976,517,842         14.8%             1.39               69.9%
Multifamily                   56         484,285,000          7.4%             1.27               75.5%
Industrial                    66         478,325,904          7.3%             1.43               73.9%
Hospitality                   21         474,843,190          7.2%             1.61               74.7%
Other                          3         113,161,502          1.7%             1.45               58.2%
Mixed Use                      6          83,450,000          1.3%             1.25               75.3%
Self-Storage                   9          38,986,721          0.6%             1.32               73.5%
Manufactured Housing           1           9,200,000          0.1%             1.15               76.7%
                        ----------    --------------    -------------    --------------    ----------------
                             328      $6,575,923,864        100.0%             1.54               66.4%
                        ==========    ==============    =============    ==============    ================

                           PROPERTY LOCATIONS

                                        AGGREGATE
                         NUMBER OF     CUT-OFF DATE      % OF INITIAL                         WTD. AVG.
                         MORTGAGED      PRINCIPAL       MORTGAGE POOL                      CUT-OFF DATE LTV
 PROPERTY LOCATION      PROPERTIES       BALANCE           BALANCE       WTD. AVG. DSCR         RATIO
--------------------    ----------    --------------    -------------    --------------    ----------------

New York                      49      $1,444,487,094         22.0%              1.93             55.9%
California                    54         769,904,256         11.7%              1.25             74.1%
Massachusetts                  3         659,500,000         10.0%              1.30             50.4%
Texas                         26         427,737,196          6.5%              1.38             73.4%
Georgia                       14         419,383,904          6.4%              1.59             75.4%
Virginia                       8         350,796,753          5.3%              1.35             72.2%
Maryland                      16         345,922,000          5.3%              1.38             78.6%
Connecticut                   11         256,610,000          3.9%              1.17             75.2%
Illinois                       5         225,123,313          3.4%              2.77             47.1%
North Carolina                25         203,528,434          3.1%              1.40             70.7%
Other States(1)              117       1,472,930,915         22.4%              1.41             71.9%
                        ----------    --------------    -------------    --------------    ----------------
                             328      $6,575,923,864        100.0%              1.54             66.4%
                        ==========    ==============    =============    ==============    ================

_______________________
(1)   Includes 25 states.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                          -5-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                         CUT-OFF DATE PRINCIPAL BALANCES

  RANGE OF CUT-OFF DATE                                       AGGREGATE CUT-OFF DATE            % OF INITIAL
      BALANCES ($)              NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE          MORTGAGE POOL BALANCE
-------------------------       ------------------------      ----------------------        ---------------------

Less than 2,500,001                        6                     $     9,909,906                     0.2%
2,500,001 - 5,000,000                     35                         137,773,329                     2.1%
5,000,001 - 7,500,000                     25                         157,989,490                     2.4%
7,500,001 - 10,000,000                    18                         156,320,284                     2.4%
10,000,001 - 15,000,000                   37                         468,590,721                     7.1%
15,000,001 - 20,000,000                   18                         311,227,000                     4.7%
20,000,001 - 25,000,000                    9                         207,318,000                     3.2%
25,000,001 - 50,000,000                   27                         961,645,000                    14.6%
50,000,001 - 75,000,000                    6                         362,682,144                     5.5%
75,000,001 - 100,000,000                   3                         274,500,000                     4.2%
100,000,001 - 200,000,000                 11                       1,538,967,990                    23.4%
200,000,001 - 300,000,000                  3                         693,500,000                    10.5%
300,000,001 - 400,000,000                  2                         655,000,000                    10.0%
600,000,001 - 640,500,000                  1                         640,500,000                     9.7%
                                ------------------------      ----------------------        ---------------------
                                         201                     $ 6,575,923,864                   100.0%
                                ========================      ======================        =====================

_______________________
The  average Cut-off Date principal balance is $32,716,039.

                                                 MORTGAGE RATES

                                                              AGGREGATE CUT-OFF DATE            % OF INITIAL
RANGE OF MORTGAGE RATES (%)     NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE          MORTGAGE POOL BALANCE
---------------------------     ------------------------      ----------------------        ---------------------

Less than 5.500                               7                    $  592,020,000                    9.0%
5.500 - 5.749                                71                     3,097,151,460                   47.1%
5.750 - 5.999                                65                     1,135,810,986                   17.3%
6.000 - 6.249                                37                     1,299,017,334                   19.8%
6.250 - 6.499                                15                       356,994,084                    5.4%
6.500 - 6.749                                 3                        54,970,000                    0.8%
6.750 - 6.847                                 3                        39,960,000                    0.6%
                                ------------------------      ----------------------        ---------------------
                                            201                    $6,575,923,864                  100.0%
                                ========================      ======================        =====================

_______________________
The weighted average mortgage interest rate is 5.795%. With respect to the mortgage loan secured by the Midland Industrial Portfolio property, which has an interest rate that steps up during the term of the mortgage loan, information with respect to the interest rates on the mortgage loan (including without limitation for purposes of calculating the weighted average mortgage interest rate and debt service coverage ratios) is presented in this term sheet as if the mortgage loan pays at its highest interest rate throughout the life of such mortgage loan (5.855%).

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                          -6-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                          DEBT-SERVICE-COVERAGE RATIOS

                                                              AGGREGATE CUT-OFF DATE            % OF INITIAL
RANGE OF DSCRS                  NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE          MORTGAGE POOL BALANCE
--------------                  ------------------------      ----------------------        ---------------------

Less than 1.10                               2                    $   17,671,000                      0.3%
1.10 - 1.1999                               44                       993,534,968                     15.1%
1.20 - 1.2999                               51                     1,623,411,981                     24.7%
1.30 - 1.3999                               40                     1,287,750,467                     19.6%
1.40 - 1.4999                               25                       866,039,199                     13.2%
1.50 - 1.7499                               23                       716,506,248                     10.9%
1.75 - 1.9999                                7                       410,420,000                      6.2%
2.00 - 2.4999                                6                       127,490,000                      1.9%
3.00 - 3.3608                                3                       533,100,000                      8.1%
                                ------------------------      ----------------------        ---------------------
                                           201                    $6,575,923,864                    100.0%
                                ========================      ======================        =====================

_______________________
The weighted average debt-service coverage ratio is 1.54x. With respect to the mortgage loan secured by the Midland Industrial Portfolio property, which has an interest rate that steps up during the term of the mortgage loan, information with respect to the interest rates on the mortgage loan (including without limitation for purposes of calculating the weighted average mortgage interest rate and debt service coverage ratios) is presented in this term sheet as if the mortgage loan pays at its highest interest rate throughout the life of such mortgage loan (5.855%). With respect to the following mortgage loans, these calculations exclude earnouts or other reserves in the following amounts: The
District II ($16,750,000) and Tuileries Plaza Phase I ($1,050,000). With respect to the mortgage loan secured by the Apollo Portfolio 1 properties, the debt-service coverage ratio was calculated assuming (1) (a) the in-place base rents as per the rent rolls dated October 2006 - December 2006 increase annually by 3% over the current contract rent (b) 4% vacancy, (c) 4% management fee and
(d) $250 in capital reserves per unit, (2) 10% of the units are renovated and re-let annually at market rates and (3) in each case discounted to present value based on a discount rate of 8% over the life of the mortgage loan. The portfolio weighted average market rate assumed per unit was $882 with 0% growth projected.
The debt-service coverage as of the cut-off date based on in-place base rents as per the rent rolls dated October 2006 - December 2006 is 0.81x.

                                        CUT-OFF DATE LOAN-TO-VALUE RATIOS

           RANGE OF                                           AGGREGATE CUT-OFF DATE            % OF INITIAL
CUT-OFF DATE LTV RATIOS (%)     NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE          MORTGAGE POOL BALANCE
---------------------------     ------------------------      ----------------------        ---------------------

Less than 55.01                             14                    $1,563,759,147                    23.8%
55.01 - 60.00                                5                       242,667,640                     3.7%
60.01 - 65.00                               16                       496,766,772                     7.6%
65.01 - 70.00                               29                       593,110,030                     9.0%
70.01 - 75.00                               44                     1,314,254,697                    20.0%
75.01 - 80.00                               88                     2,141,576,441                    32.6%
80.01 - 83.15                                5                       223,789,135                     3.4%
                                ------------------------      ----------------------        ---------------------
                                           201                    $6,575,923,864                   100.0%
                                ========================      ======================        =====================

_______________________
The weighted average cut-off date loan-to-value ratio is 66.4%. With respect to the following mortgage loans, these calculations exclude earnouts or other reserves in the following amounts: The District II ($16,750,000) and Tuileries
Plaza Phase I ($1,050,000) and Apollo Portfolio 1 ($11,600,000). Not reducing the financing by the related earnout amounts, the cut-off date loan-to-value ratios for the Apollo Portfolio 1 mortgage loan, the District II mortgage loan and the Tuileries Plaza Phase I mortgage loan would be 103.8%, 86.4% and 80.5%, respectively. With respect to the mortgage loan secured by the Peachtree Center property, the cut-off date loan-to-value ratio was calculated by adding the combined amounts of the initial debt service reserve, capital expenditures reserve, tenant improvement and leasing commission and capital improvement and debt service reserves totaling approximately $44.48 million, to the appraised value of the mortgaged property. Not adding the reserves to the appraised value of the property, the cut-off date loan-to-value ratio for the Peachtree Center mortgage loan would be 93.6%.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                          -7-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                                 AMORTIZATION TYPES

                                                                   AGGREGATE CUT-OFF DATE           % OF INITIAL
         AMORTIZATION TYPE           NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE        MORTGAGE POOL BALANCE
-----------------------------------  ------------------------      ----------------------      ---------------------

Interest Only                                     87                    $5,021,562,146                 76.4%
Interest Only, Then Amortizing                    83                     1,194,105,100                 18.2%
Amortizing                                        29                       355,591,962                  5.4%
Fully Amortizing                                   2                         4,664,656                  0.1%
                                     ------------------------      ----------------------      ---------------------
                                                 201                    $6,575,923,864                100.0%
                                     ========================      ======================      =====================

                                             ORIGINAL TERMS TO MATURITY

             RANGE OF                                              AGGREGATE CUT-OFF DATE           % OF INITIAL
ORIGINAL TERMS TO MATURITY (MONTHS)  NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE        MORTGAGE POOL BALANCE
-----------------------------------  ------------------------      ----------------------      ---------------------

0 - 60                                            33                   $   980,364,861                 14.9%
61 - 96                                           10                       544,082,746                  8.3%
109 - 122                                        157                     5,048,274,230                 76.8%
123-144                                            1                         3,202,027                  0.0%
                                     ------------------------      ----------------------      ---------------------
                                                 201                   $ 6,575,923,864                100.0%
                                     ========================      ======================      =====================

_______________________
The weighted average original term to maturity is 107 months.

                                            REMAINING TERMS TO MATURITY

        RANGE OF REMAINING                                         AGGREGATE CUT-OFF DATE           % OF INITIAL
    TERMS TO MATURITY (MONTHS)       NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE        MORTGAGE POOL BALANCE
-----------------------------------  ------------------------      ----------------------      ---------------------

0 - 60                                            33                   $   980,364,861                 14.9%
61 - 96                                           10                       544,082,746                  8.3%
109 -120                                         157                     5,048,274,230                 76.8%
121 - 141                                          1                         3,202,027                  0.0%
                                     ------------------------      ----------------------      ---------------------
                                                 201                   $ 6,575,923,864                100.0%
                                     ========================      ======================      =====================

_______________________
The weighted average remaining term to maturity is 105 months.

                                            ORIGINAL AMORTIZATION TERMS

         RANGE OF ORIGINAL                                         AGGREGATE CUT-OFF DATE           % OF INITIAL
    AMORTIZATION TERMS (MONTHS)      NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE        MORTGAGE POOL BALANCE
-----------------------------------  ------------------------      ----------------------      ---------------------

Interest Only                                     87                    $5,021,562,146                 76.4%
120 - 240                                          2                         4,664,656                  0.1%
241 - 360                                        112                     1,549,697,062                 23.6%
                                     ------------------------      ----------------------      ---------------------
                                                 201                    $6,575,923,864                100.0%
                                     ========================      ======================      =====================

_______________________
The weighted average original amortization term is 356 months.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                          -8-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                        REMAINING STATED AMORTIZATION TERMS

        RANGE OF REMAINING                                         AGGREGATE CUT-OFF DATE           % OF INITIAL
    AMORTIZATION TERMS (MONTHS)      NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE        MORTGAGE POOL BALANCE
-----------------------------------  ------------------------      ----------------------      ---------------------

Interest Only                                     87                    $5,021,562,146                 76.4%
116 - 240                                          2                         4,664,656                  0.1%
241 - 360                                        112                     1,549,697,062                 23.6%
                                     ------------------------      ----------------------      ---------------------
                                                 201                    $6,575,923,864                100.0%
                                     ========================      ======================      =====================

_______________________
The weighted average remaining amortization term is 356 months.

                                                     LOCKBOXES

                                                                   AGGREGATE CUT-OFF DATE           % OF INITIAL
           LOCKBOX TYPE              NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE        MORTGAGE POOL BALANCE
-----------------------------------  ------------------------      ----------------------      ---------------------

Hard                                              69                    $4,919,968,142                 74.8%
Soft                                              18                       439,726,027                  6.7%
Springing                                          1                        97,000,000                  1.5%

                                                    ESCROW TYPES

                                                                   AGGREGATE CUT-OFF DATE           % OF INITIAL
          ESCROW TYPE(1)             NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE        MORTGAGE POOL BALANCE
-----------------------------------  ------------------------      ----------------------      ---------------------

TI/LC(2)                                          61                    $2,513,709,516                 46.1%
Real Estate Tax                                  162                     4,993,604,811                 75.9%
Insurance                                        152                     4,530,689,295                 68.9%
Replacement Reserve                              136                     3,447,438,142                 52.4%

_______________________
(1)   Includes initial and ongoing reserves and escrows.

(2)   The statistical information for the TI/LC reserve percentage of initial mortgage pool balance does not include mortgage loans secured by hospitality, multifamily, self-storage, manufactured housing or other
      (parking and ground lease) properties.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                          -9-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                      DEFEASANCE/PREPAYMENT PROVISION SUMMARY

                                                                   AGGREGATE CUT-OFF DATE          % OF INITIAL
         PREPAYMENT TYPE             NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE        MORTGAGE POOL BALANCE
-----------------------------------  ------------------------      ----------------------      ---------------------

Lockout/Defeasance(1)(2)(3)                     169                    $5,502,973,599                  83.7%
Lockout/Defeasance or Yield                       6                       600,850,736                   9.1%
   Maintenance(4)
Lockout/Yield Maintenance(5)                     21                       297,366,528                   4.5%
Yield Maintenance                                 5                       174,733,000                   2.7%
                                     ------------------------      ----------------------      ---------------------
                                                201                    $6,575,923,864                 100.0%
                                     ========================      ======================      =====================

_______________________
(1)   With respect to one mortgage loan (secured by the mortgaged property identified on Annex A to this prospectus supplement as 4411 West Olive
      Avenue), representing approximately 0.2% of the initial mortgage pool balance and 0.2% of the initial sub-pool 1 balance, the related tenant has an option to purchase the mortgaged property for a purchase price of not less than $19,000,000. If the tenant exercises its purchase option prior to the defeasance period, then the borrower is required to prepay the mortgage loan, together with payment of an amount equal to the greater of
      (i) the yield maintenance premium and (ii) 6% of the amount prepaid. If the tenant exercises its purchase option during the defeasance period, then the borrower is required to defease the loan.

(2)   Includes 1 mortgage loan (secured by the mortgaged property identified on
      Annex A to this prospectus supplement as Peachtree Center), representing approximately 3.2% of the initial mortgage pool balance and 3.4% of the initial sub-pool 1 balance, which permits the borrower to prepay the mortgage loan up to $75,000,000 at any time during the term of the mortgage loan with the payment of prepayment consideration equal to the greater of (x) 1% of the outstanding principal amount being prepaid and
      (y) the yield maintenance charge and to defease (in whole or in part) the remaining balance of the mortgage loan only after the lock-out period.

(3)   Includes 1 mortgage loan (secured by the mortgaged property identified on
      Annex A to this prospectus supplement as Fidelity Building), representing approximately 0.1% of the initial mortgage pool balance and 0.1% of the initial sub-pool 1 balance, which generally provides for defeasance after a defeasance lockout period. However, the developer of the mortgaged property, St. Johns Town Center, LLC, has the right to purchase the mortgaged property if the borrower ceases to operate for business for more than 180 consecutive days. If the developer exercises this purchase option prior to the end of the defeasance lockout period, then the borrower has the right to prepay the mortgage loan with a yield maintenance charge equal to an amount equal to the greater of (x) the yield maintenance premium and (y) 1% of the outstanding principal amount being prepaid.

(4)   Includes 1 mortgage loan (secured by the mortgaged properties identified on Annex A to this prospectus supplement as Schron Industrial Portfolio), representing approximately 4.6% of the initial mortgage pool balance and
      5.0% of the initial sub-pool 1 balance, which generally provides for defeasance only; provided, however that in connection with partial releases the borrower may cause the release of one or more individual mortgaged properties with prepayment that includes yield maintenance premium, as described under "Description of the Mortgage Pool--Terms and
      Conditions of the Trust Mortgage Loans--Release Provisions" in this prospectus supplement.

(5)   Includes one mortgage loan (secured by the mortgaged property identified on Annex A to this prospectus supplement as One Westchase Center), representing approximately 1.0% of the initial mortgage pool balance and
      1.0% of the initial sub-pool 1 balance, which provides for payment of prepayment consideration equal to the greater of (x) 0.125% of the outstanding principal amount being prepaid and (y) the yield maintenance charge.

                                    PREPAYMENT PROVISION SUMMARY FOR SUB-POOL 1

                                                                   AGGREGATE CUT-OFF DATE          % OF INITIAL
         PREPAYMENT TYPE             NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE         SUB-POOL 1 BALANCE
-----------------------------------  ------------------------      ----------------------      ---------------------

Lockout/Defeasance                              150                   $5,151,338,599                   84.7%
Lockout/Defeasance or Yield                       6                      600,850,736                    9.9%
   Maintenance
Lockout/Yield Maintenance                        17                      173,516,528                    2.9%
Yield Maintenance                                 4                      156,733,000                    2.6%
                                     ------------------------      ----------------------      ---------------------
                                                177                   $6,082,438,864                  100.0%
                                     ========================      ======================      =====================

                                    PREPAYMENT PROVISION SUMMARY FOR SUB-POOL 2

                                                                   AGGREGATE CUT-OFF DATE          % OF INITIAL
         PREPAYMENT TYPE             NUMBER OF MORTGAGE LOANS         PRINCIPAL BALANCE         SUB-POOL 2 BALANCE
-----------------------------------  ------------------------      ----------------------      ---------------------

Lockout/Defeasance                               19                     $351,635,000                   71.3%
Lockout/Yield Maintenance                         4                      123,850,000                   25.1%
Yield Maintenance                                 1                       18,000,000                    3.6%
                                     ------------------------      ----------------------      ---------------------
                                                 24                     $493,485,000                  100.0%
                                     ========================      ======================      =====================

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -10-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                          MORTGAGE POOL PREPAYMENT PROFILE

                                     APPROXIMATE        % OF
                                      AGGREGATE       REMAINING
                                      BEGINNING     MORTGAGE POOL    % OF REMAINING         % OF
                                      PRINCIPAL        BALANCE        MORTGAGE POOL      REMAINING
                    MONTHS SINCE       BALANCE       - LOCKOUT/      BALANCE - YIELD   MORTGAGE POOL
   DATE             CUT-OFF DATE    (MILLIONS)(1)    DEFEASANCE        MAINTENANCE     BALANCE - OPEN    % TOTAL(2)
--------------      ------------    -------------   -------------    ---------------   --------------    -----------

April 2007                1            $6,576            97.3%             2.7%              0.0%           100.0%
April 2008               13            $6,571            91.2%             8.8%              0.0%           100.0%
April 2009               25            $6,565            84.5%            15.5%              0.0%           100.0%
April 2010               37            $6,542            83.3%            16.1%              0.6%           100.0%
April 2011               49            $6,499            82.7%            16.1%              1.2%           100.0%
April 2012               61            $5,547            83.6%            10.7%              5.7%           100.0%
April 2013               73            $5,211            88.6%            11.4%              0.0%           100.0%
April 2014               85            $4,961            89.6%            10.4%              0.0%           100.0%
April 2015               97            $4,938            89.6%            10.4%              0.0%           100.0%
April 2016              109            $4,913            89.6%            10.4%              0.0%           100.0%
April 2017              121            $    1           100.0%             0.0%              0.0%           100.0%
April 2018              133            $    0           100.0%             0.0%              0.0%           100.0%
April 2019              145            $    0             0.0%             0.0%              0.0%             0.0%

_______________________
(1)   Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity and that all earnout amounts were released to the borrower. Otherwise calculated based on maturity assumptions to be set forth in the prospectus supplement.

(2)   The percentage totals may not add up to 100% due to rounding.

                                           SUB-POOL 1 PREPAYMENT PROFILE

                                     APPROXIMATE        % OF              % OF
                                      AGGREGATE       REMAINING         REMAINING
                                      BEGINNING      SUB-POOL 1        SUB-POOL 1
                                      PRINCIPAL        BALANCE          BALANCE -      % OF REMAINING
                    MONTHS SINCE       BALANCE       - LOCKOUT/           YIELD          SUB-POOL 1
     DATE           CUT-OFF DATE    (MILLIONS)(1)    DEFEASANCE        MAINTENANCE     BALANCE - OPEN     % TOTAL(2)
--------------      ------------    -------------   -------------    ---------------   --------------    -----------

April 2007                1            $6,082           97.4%              2.6%            0.0%             100.0%
April 2008               13            $6,078           90.8%              9.2%            0.0%             100.0%
April 2009               25            $6,071           84.9%             15.1%            0.0%             100.0%
April 2010               37            $6,049           84.3%             15.0%            0.7%             100.0%
April 2011               49            $6,006           83.6%             15.0%            1.3%             100.0%
April 2012               61            $5,139           84.4%              9.4%            6.1%             100.0%
April 2013               73            $4,806           89.9%             10.1%            0.0%             100.0%
April 2014               85            $4,700           90.0%             10.0%            0.0%             100.0%
April 2015               97            $4,678           90.0%             10.0%            0.0%             100.0%
April 2016              109            $4,655           90.0%             10.0%            0.0%             100.0%
April 2017              121            $    1          100.0%              0.0%            0.0%             100.0%
April 2018              133            $    0          100.0%              0.0%            0.0%             100.0%
April 2019              145            $    0            0.0%              0.0%            0.0%               0.0%

_______________________
(1)   Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity and that all earnout amounts were released to the borrower. Otherwise calculated based on maturity assumptions to be set forth in the prospectus supplement.

(2)   The percentage totals may not add up to 100% due to rounding.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -11-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                           SUB-POOL 2 PREPAYMENT PROFILE

                                     APPROXIMATE        % OF
                                      AGGREGATE       REMAINING      % OF REMAINING
                                      BEGINNING      SUB-POOL 2        SUB-POOL 2
                                      PRINCIPAL        BALANCE          BALANCE -      % OF REMAINING
                    MONTHS SINCE       BALANCE       - LOCKOUT/           YIELD          SUB-POOL 1
      DATE          CUT-OFF DATE    (MILLIONS)(1)    DEFEASANCE        MAINTENANCE     BALANCE - OPEN    % TOTAL(2)
--------------      ------------    -------------   -------------    ---------------   --------------    -----------

April 2007                1            $  493             96.4%          3.6%             0.0%            100.0%
April 2008               13            $  493             96.4%          3.6%             0.0%            100.0%
April 2009               25            $  493             79.3%         20.7%             0.0%            100.0%
April 2010               37            $  493             71.3%         28.7%             0.0%            100.0%
April 2011               49            $  493             71.3%         28.7%             0.0%            100.0%
April 2012               61            $  407             73.1%         26.9%             0.0%            100.0%
April 2013               73            $  406             73.1%         26.9%             0.0%            100.0%
April 2014               85            $  261             82.6%         17.4%             0.0%            100.0%
April 2015               97            $  260             82.6%         17.4%             0.0%            100.0%
April 2016              109            $  258             82.7%         17.3%             0.0%            100.0%
April 2017              121            $    0              0.0%          0.0%             0.0%              0.0%

_______________________
(1)   Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity and that all earnout amounts were released to the borrower. Otherwise calculated based on maturity assumptions to be set forth in the prospectus supplement.

(2)   The percentage totals may not add up to 100% due to rounding.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -12-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

TRANSACTION TERMS
--------------------------------------------------------------------------------

ISSUE TYPE................................    Sequential Pay REMIC

CUT-OFF DATE..............................    All mortgage loan characteristics are based on balances as of the relevant cut-off date after application of all payments due on or before that date
                                              (whether or not received). The cut-off date for each mortgage loan included in the trust that pays in March 2007 will be its due date in
                                              March 2007. The cut-off date for any other mortgage loan included in the trust will be March 6, 2007. All percentages presented herein are approximate.

MORTGAGE POOL.............................    The mortgage pool consists of 201 mortgage loans with an aggregate cut-off date balance of $6,575,923,864 subject to a variance of +/- 5%. The mortgage loans are secured by 328 mortgaged real properties located throughout 35 states. For purposes of making distributions on the class
                                              A-1, class A-2, class A-3, class A-AB, class A-4 and class A-1-A certificates, the pool of mortgage loans will be deemed to consist of two distinct sub pools, sub-pool 1 and sub-pool 2. Sub-pool 1 will consist of
                                              177 mortgage loans, representing approximately 92.5% of the initial mortgage pool balance and includes all mortgage loans other than the mortgage loans secured by multifamily and manufactured housing properties.
                                              Sub-pool 2 will consist of 24 mortgage loans, representing 7.5% of the initial mortgage pool balance and includes all of the mortgage loans that are secured by multifamily and manufactured housing community properties.

DEPOSITOR.................................    Greenwich Capital Commercial Funding Corp.

SPONSORS..................................    Greenwich Capital Financial Products, Inc. and Goldman Sachs Mortgage
                                              Company

UNDERWRITERS..............................    Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. as Co-Lead
                                              Bookrunning Managers

                                              Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Morgan
                                              Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as
                                              Co-Managers

TRUSTEE...................................    LaSalle Bank National Association

MORTGAGE LOAN SELLERS.....................    Greenwich Capital Financial Products, Inc., Goldman Sachs Mortgage Company
                                              and Lehman Brothers Bank, FSB.

MASTER SERVICER...........................    Wachovia Bank, National Association

SPECIAL SERVICER..........................    LNR Partners, Inc.

RATING AGENCIES...........................    Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch") and
                                              Standard and Poor's Ratings Services, a division of The McGraw-Hill
                                              Companies, Inc. ("S&P").

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -13-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

TRANSACTION TERMS
--------------------------------------------------------------------------------

DENOMINATIONS.............................    $25,000 minimum for the offered certificates.

CLOSING DATE..............................    On or about March 8, 2007.

SETTLEMENT TERMS..........................    Book-entry through DTC for all offered certificates.

DETERMINATION DATE........................    The sixth day of each month, or if such sixth day is not a business day, the next succeeding business day.

PAYMENT DATE..............................    The tenth day of each month, or if such tenth day is not a business day, the next succeeding business day, provided that the payment date will be at least four business days following the determination date.

INTEREST DISTRIBUTIONS....................    Each class of offered certificates will be entitled on each payment date to interest accrued at its pass-through rate for such payment date on the outstanding certificate balance of such class during the prior calendar month. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Generally, interest will be distributed concurrently on each payment date to the class A-1, class
                                              A-2, class A-3, class A-AB, class A-4, class A-1-A, class XP and class XC certificates in the manner set forth in the previous sentence, as follows:
                                              (a) to the extent of available funds attributable to mortgage loans in sub-pool 1 and/or sub-pool 2, to the class XP and class XC certificates,
                                              (b) to the extent of available funds attributable to mortgage loans in sub-pool 1, to the class A-1, class A-2, class A-3, class A-AB and class
                                              A-4 certificates and (c) to the extent of available funds attributable to the mortgage loans in sub-pool 2, to the class A-1-A certificates, in each case up to the amount such class is entitled. If interest related to either sub-pool 1 or sub-pool 2 is insufficient to pay interest on class
                                              A-1, class A-2, class A-3, class A-AB, class A-4, class A-1-A, class XP and class XC certificates in the manner set forth in the previous sentence, interest related to the entire mortgage pool will be used to pay interest on those certificates on a pro rata basis. After the class A-1, class A-2, class A-3, class A-AB, class A-4, class A-1-A, class XP and class XC certificates are paid all amounts to which they are entitled, interest will be distributed, to the extent of available funds related to the entire mortgage pool, to the class A-M through class S certificates
                                              (in the case of the class A-MFL certificates, through the class A-MFL
                                              REMIC II regular interest and in the case of the class A-JFL certificates, through the class A-JFL REMIC II regular interest) in sequential order of class designations; provided that allocation of interest distributions between the class A-M certificates and the class A-MFL REMIC II regular interest will be made concurrently on a pro rata basis and allocation of interest distributions between the class A-J certificates and the class
                                              A-JFL REMIC II regular interest will be made concurrently on a pro rata basis.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -14-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

TRANSACTION TERMS
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS...................    Generally, distributions of principal received with respect to the mortgage loans in sub-pool 1 will be distributed on each payment date, to the extent of available funds, to the class A-AB certificates in reduction of their certificate balance to the planned certificate balance for such payment date, then to the class A-1, class A-2, class A-3, class A-AB and class A-4 certificates, in that order, until the certificate balance of each class has been reduced to zero, and then to the class A-1-A certificates until their certificate balance is reduced to zero.
                                              Generally, distributions of principal with respect to the mortgage loans in sub-pool 2 will be distributed on each payment date, to the extent of available funds, to the class A-1-A certificates until their certificate balance is reduced to zero, then to the class A-AB certificates in reduction of their certificate balance to the planned certificate balance for such payment date and then to the class A-1, class A-2, class A-3, class A-AB and class A-4 certificates, in that order, until the certificate balance of each class has been reduced to zero. After the class A-1, class A-2, class A-3, class A-AB, class A-4 and class A-1-A certificates are paid all principal amounts to which they are entitled, the remaining available funds for the entire mortgage pool will be distributed to the class A-M certificates and the class A-MFL REMIC II regular interest on a pro rata basis until the principal balance thereof is reduced to zero, and then to the class A-J certificates and the class
                                              A-JFL REMIC II regular interest on a pro rata basis until the principal balance thereof is reduced to zero, and then to class B through class S certificates sequentially until the certificate balance of each class is reduced to zero. If, due to losses, the certificate balances of the class
                                              A-M through class S certificates are reduced to zero (in the case of the class A-MFL certificates, through the class A-MFL REMIC II regular interest and in the case of the class A-JFL certificates, through the class A-JFL REMIC II regular interest), payments of principal to the class
                                              A-1, class A-2, class A-3, class A-AB, class A-4 and class A-1-A certificates will be made on a pro rata basis.

LOSSES....................................    Realized losses and additional trust fund expenses, if any, will be allocated to the class S, class Q, class P, class O, class N, class M, class L, class K, class J, class H, class G, class F, class E, class D, class C and class B, in that order, and then to class A-J certificates and class A-JFL certificates (through the class A-JFL REMIC II regular interest) on a pro rata basis, and then to class A-M certificates and class A-MFL certificates (through the class A-MFL REMIC II regular interest), on a pro rata basis, and then to the class A-1, class A-2, class A-3, class A-AB, class A-4 and class A-1-A certificates, on a pro rata basis.

PREPAYMENT PREMIUMS AND
   YIELD MAINTENANCE CHARGES..............    Any prepayment premiums or yield maintenance charges collected will be distributed to certificateholders on the payment date following the collection period in which the prepayment occurred. On each payment date, the holders of any class of offered certificates and class G,

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -15-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

TRANSACTION TERMS
--------------------------------------------------------------------------------

                                              class H, class J and class K certificates and the class A-MFL REMIC II regular interest and the class A-JFL REMIC II regular interest that are then entitled to principal distributions will be entitled to a portion of prepayment premiums or yield maintenance charges in an amount equal to the product of (a) the amount of the prepayment premiums or yield maintenance charges net of workout fees and liquidation fees payable from the relevant mortgage loan, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the pass-through rate for that class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c)
                                              (A) with respect to any class A-1, class A-2, class A-3, class A-AB, class
                                              A-4 and class A-1-A certificates, a fraction, the numerator of which is equal to the amount of principal from the sub-pool of which the mortgage loan is a part payable to that class of certificates on that payment date, and the denominator of which is the portion of the total principal payment amount from the sub-pool of which the mortgage loan is a part for that payment date, and (B) with respect to any class A-M certificates, the class A-MFL REMIC II regular interest, any class A-J certificates, the class A-JFL REMIC II regular interest and any class B, class C, class D, class E, class F, class G, class H, class J and class K certificates, a fraction, the numerator of which is equal to the amount of principal payable to that class of certificates or REMIC II regular interest, as applicable, on that payment date, and the denominator of which is the total principal payment amount for that payment date. Any prepayment premiums and yield maintenance charges distributed to the class A-MFL
                                              REMIC II regular interest and the class A-JFL REMIC II regular interest will be deposited into the related floating rate account and will be distributed to the swap counterparty for so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty.

                                              The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed to the holders of the class XC certificates.

ADVANCES..................................    The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including delinquent property taxes and insurance, but only to the extent that such advances are deemed recoverable and in the case of P&I advances, subject to appraisal reductions that may occur. For the Merchandise Mart mortgage loan that is part of a split loan structure serviced pursuant to another pooling and servicing agreement, the master servicer or special servicer of that other securitization may make servicing advances for the loan included in our trust.

TRANSACTION TERMS
--------------------------------------------------------------------------------

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -16-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS......................    An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (plus other amounts overdue or advanced in connection with the mortgage loan) exceeds
                                              25% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates in reverse alphabetical order of the classes. A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL TERMINATION......................    The master servicer, the special servicer and certain certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the payment date on which the stated principal balance of the mortgage loans then outstanding is less than 1% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans (or fair market value in the case of REO
                                              Properties), plus accrued and unpaid interest and certain other additional trust fund expenses, as described in the prospectus supplement. In addition, after the certificate balance of the class A-1 through class F certificates has been reduced to zero, the trust may also be terminated, if all of the remaining series 2007-GG9 certificates (excluding class R-I and class R-II) are held by a single certificateholder. At that time, the single certificateholder may exchange all of the then outstanding series
                                              2007-GG9 certificates (excluding class R-I and class R-II) for the mortgage loans remaining in the trust.

CONTROLLING CLASS.........................    The holders of the most subordinate class of series 2007-GG9 certificates then outstanding, other than the class XP, class XC, class R-I and class
                                              R-II certificates, that has a total principal balance that is not less than 25% of that class's original total principal balance will be the controlling class; provided, however, with respect to certain issues related to the mortgage loans that are part of a split structure, the holder of the majority interest of the related subordinated or pari passu companion loan may have certain rights to direct the special servicer with respect to servicing matters or replace the special servicer, as described in the prospectus supplement.

TENANTS...................................    References in this term sheet to the rating of a tenant may refer to the rating of a parent of the actual tenant and the rated entity may not be a party to that lease or guarantee the lease.

ERISA.....................................    The offered certificates are expected to be ERISA eligible.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -17-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9

TRANSACTION TERMS
--------------------------------------------------------------------------------

SMMEA.....................................    The class A-1, class A-2, class A-3, class A-AB, class A-4, class A-1-A, class A-M, class A-J, class B, class C and class D certificates are expected to be "mortgage-related securities" for the purposes of SMMEA so long as they remain rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

      None of the offered certificates or the mortgage loans included in the trust are insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer or by The Royal Bank of Scotland plc, the depositor, the underwriters, the sponsors, the mortgage loan sellers, the master servicer, the special servicer, or any other party.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -18-          [LOGO] RBS GREENWICH CAPITAL

The table below identifies the ten largest mortgage loans included in the trust:

                           TEN LARGEST MORTGAGE LOANS

                                                       CUT-OFF DATE     % OF INITIAL
                                     MORTGAGED REAL      PRINCIPAL      MORTGAGE POOL
            LOAN NAME                  PROPERTIES         BALANCE          BALANCE          PROPERTY TYPE
----------------------------------   --------------   ---------------   -------------   ---------------------

John Hancock Tower & Garage at
    Clarendon                               2         $   640,500,000        9.7%       Office/Parking Garage
590 Madison Avenue                          1             350,000,000        5.3%              Office
Schron Industrial Portfolio                36             305,000,000        4.6%            Industrial
667 Madison Avenue                          1             250,000,000        3.8%              Office
TIAA RexCorp Long Island Portfolio          5             235,900,000        3.6%              Office
Peachtree Center Portfolio                  3             207,600,000        3.2%           Office/Retail
Pickwick Plaza                              1             200,000,000        3.0%              Office
Stafford Place I                            1             176,000,000        2.7%              Office
Merchandise Mart                            1             175,000,000        2.7%              Office
COPT Office Portfolio                      14             146,500,000        2.2%              Office
                                     --------------   ---------------   -------------
TOTAL                                      65         $ 2,686,500,000       40.9%
                                     ==============   ===============   =============

                                                                                CUT-OFF
                                                                                 DATE
                                         PROPERTY    LOAN BALANCE PER           LTV(1)
            LOAN NAME                   SIZE (SF)        SF/ROOM        DSCR     RATIO
----------------------------------      ----------   ----------------   -----   -------

John Hancock Tower & Garage at
    Clarendon                            1,751,110   $     365.77       1.29x    50.0%
590 Madison Avenue                       1,005,330   $     348.14       3.19x    26.9%
Schron Industrial Portfolio              3,521,766   $      86.60       1.32x    78.2%
667 Madison Avenue                         250,731   $     997.08       1.92x    53.2%
TIAA RexCorp Long Island Portfolio       1,178,081   $     200.24       1.41x    61.8%
Peachtree Center Portfolio               2,548,655   $      81.45       1.54x    78.0%
Pickwick Plaza                             240,149   $     832.82       1.15x    74.9%
Stafford Place I                           485,922   $     362.20       1.22x    74.6%
Merchandise Mart                         3,448,680   $     101.49       3.18x    38.2%
COPT Office Portfolio                    1,018,982   $     143.77       1.35x    79.9%
                                                                        -----   -------
TOTAL                                                                   1.74X    58.0%
                                                                        =====   =======

_______________________
(1)   With respect to the mortgage loan secured by the Peachtree Center property, the cut-off date loan-to-value ratio was calculated by adding the combined amounts of the initial debt service reserve, capital expenditures reserve, tenant improvement and leasing commission and capital improvement and debt service reserves totaling approximately
      $44.48 million, to the appraised value of the mortgaged property.

      The table below identifies each of the mortgage loans and its corresponding companion loan that are part of a split loan structure.

                                   LOAN GROUPS

                                                                               AGGREGATE
                                              % OF INITIAL    % OF INITIAL     NON-TRUST     NON-TRUST B
                             TRUST MORTGAGE   MORTGAGE POOL    SUB-POOL 1    MORTGAGE LOAN       NOTE
      MORTGAGE LOAN           LOAN BALANCE      BALANCE(1)     BALANCE(1)       BALANCE        BALANCE
--------------------------   --------------   -------------   ------------   -------------   ------------

Merchandise Mart........     $  175,000,000       2.7%            2.9%       $ 175,000,000        N/A
Victoria Ward Warehouse &
    Plaza...............     $   40,000,000       0.6%            0.7%       $  28,500,000   $ 28,500,000
Poipu Shopping Village..     $   29,120,000       0.4%            0.5%       $   2,880,000   $  2,880,000
Sheraton Portland.......     $   15,360,000       0.2%            0.3%       $   2,140,000   $  2,140,000
Linden Park.............     $   14,000,000       0.2%            0.2%       $   2,300,000   $  2,300,000
Toringdon III...........     $   12,650,000       0.2%            0.2%       $     790,625   $    790,625
Toringdon V.............     $   10,424,000       0.2%            0.2%       $     651,500   $    651,500
Woodhaven...............     $    8,808,600       0.1%            0.1%       $     490,000   $    490,000

                                              CONTROLLING
                             NON-TRUST PARI     POOLING &      INITIAL       INITIAL
                               PASSU LOAN       SERVICING      MASTER        SPECIAL
      MORTGAGE LOAN             BALANCE       AGREEMENT(2)   SERVICER(3)   SERVICER(4)
--------------------------   --------------   ------------   -----------   -----------

Merchandise Mart........      $175,000,000     2006-LDP9       Wachovia         LNR
Victoria Ward Warehouse
    & Plaza.............          N/A          2007-GG9        Wachovia         LNR
Poipu Shopping Village..          N/A          2007-GG9        Wachovia         LNR
Sheraton Portland.......          N/A          2007-GG9        Wachovia         LNR
Linden Park.............          N/A          2007-GG9        Wachovia         LNR
Toringdon III...........          N/A          2007-GG9        Wachovia         LNR
Toringdon V.............          N/A          2007-GG9        Wachovia         LNR
Woodhaven...............          N/A          2007-GG9        Wachovia         LNR

_______________________
(1)   All of the mortgaged properties in this table secure mortgage loans that are part of sub-pool 1.

(2)   2006-LDP9 refers to the pooling and servicing agreement entered into in connection with J.P. Morgan Chase Commercial Mortgage Securities Trust
      2006-LDP9 Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9.
      2007-GG9 refers to the pooling and servicing agreement for this transaction.

(3)   Wachovia refers to Wachovia Bank, National Association.

(4)   LNR refers to LNR Partners, Inc.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -19-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - JOHN HANCOCK TOWER AND GARAGE AT CLARENDON
--------------------------------------------------------------------------------

         [PHOTO OF JOHN HANCOCK TOWER AND GARAGE AT CLARENDON OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -20-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - JOHN HANCOCK TOWER AND GARAGE AT CLARENDON
--------------------------------------------------------------------------------

           [MAP OF JOHN HANCOCK TOWER AND GARAGE AT CLARENDON OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -21-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - JOHN HANCOCK TOWER AND GARAGE AT CLARENDON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            2
Location (City/State)                                                 Boston, MA
Property Type                                              Office/Parking Garage
Size Office (sf) / Parking Garage  (spaces)                    1,751,110 / 2,013
Percentage Occupancy as of January 1, 2007                                 99.3%
Year Built / Renovated                                     1971-1973 / 2005-2006
Appraisal Value                                                   $1,281,000,000
Underwritten Occupancy                                                     95.5%
Underwritten Revenues                                                $89,729,141
Underwritten Total Expenses                                          $42,072,655
Underwritten Net Operating Income (NOI)                              $47,656,485
Underwritten Net Cash Flow (NCF)                                     $47,205,469
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                            GCFP/LB(1)
Cut-off Date Principal Balance                                      $640,500,000
Cut-off Date Principal Balance PSF/Unit(2)                               $365.77
Percentage of Initial Mortgage Pool Balance                                 9.7%
Number of Mortgage Loans                                                       1
Type of Security                                            Fee Simple/Leasehold
Mortgage Rate                                                             5.599%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     50.0%
LTV Ratio at Maturity                                                      50.0%
Underwritten DSCR on NOI                                                   1.31x
Underwritten DSCR on NCF                                                   1.29x
--------------------------------------------------------------------------------

(1)   The mortgage loan was co-originated by Greenwich Capital Financial
      Products, Inc. and Lehman Brothers Holdings, Inc. Each of the originators will separately sell its interest in the mortgage loan to the trust.

(2)   Loan PSF value does not factor in 2,013 parking spaces in the Garage at
      Clarendon Property.

o     THE LOAN. The mortgage loan (the "JOHN HANCOCK TOWER AND GARAGE AT
      CLARENDON LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the fee interest in an office building known as the
      John Hancock Tower (the "JOHN HANCOCK TOWER PROPERTY") and a ground lease interest in an adjacent parking garage known as Garage at Clarendon (the
      "GARAGE AT CLARENDON PROPERTY" and together with the John Hancock Tower
      Property, collectively, the "HANCOCK TOWER/GARAGE PROPERTIES"), each located in Boston, Massachusetts. The John Hancock Tower and Garage at
      Clarendon Loan represents approximately 9.7% of the initial mortgage pool balance and 10.5% of the initial sub-pool 1 balance. The John Hancock
      Tower and Garage at Clarendon Loan was originated on December 28, 2006, has an original principal balance and a principal balance as of the cut-off date of $640,500,000, and an interest rate of 5.599% per annum.
      The DSCR and LTV on the John Hancock Tower and Garage at Clarendon Loan
      are 1.29x and 50.0%, respectively. The proceeds of the John Hancock Tower and Garage at Clarendon Loan were used by the borrowers to acquire the
      Hancock Tower/Garage Properties along with 9 other properties for a total portfolio acquisition price of approximately $3.27 billion.

      The John Hancock Tower and Garage at Clarendon Loan had an initial term of
      120 months, has a remaining term of 118 months and requires payments of interest only for the entire term. The scheduled maturity date is January
      6, 2017. Voluntary prepayment of the John Hancock Tower and Garage at
      Clarendon Loan is prohibited prior to the payment date of October 6, 2016 and permitted thereafter without penalty. Defeasance with United States government securities is permitted from April 6, 2009.

o     THE PROPERTY. The John Hancock Tower Property is a 1,723,085-sf, 62-story class-A office building located at 200 Clarendon Street in Boston,
      Massachusetts. The Garage at Clarendon Property is a parking facility with
      2,013 parking spaces that includes 28,025 sf of retail space located at
      100 Clarendon Street in Boston, Massachusetts. The John Hancock Tower
      Property is located at the center of Boston's Back Bay district and has unobstructed, 360-degree views of Boston. The John Hancock Tower Property and surrounding complex (including the Garage at Clarendon Property) was designed by I.M. Pei, built in 1971-1973 and extensively renovated in the late 1980's.

      The Garage at Clarendon Property consists of eights stories and 2,013 parking spaces. Additionally, the Garage at Clarendon Property includes
      21,968 sf of retail space that is leased to Harvard Vanguard Medical
      Associates (17,628 sf) and Wainwright Bank and Trust (4,340 sf). The
      Garage at Clarendon Property is located on the

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -22-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - JOHN HANCOCK TOWER AND GARAGE AT CLARENDON
--------------------------------------------------------------------------------

      south side of Stuart Street, between Dartmouth Street and Clarendon
      Street, within a half block of the John Hancock Tower Property, 200
      Berkeley, and the Stephen L. Brown Building. The prior owner of the Garage at Clarendon Property made significant capital improvements in 2005, totaling $10 million, to reposition the garage, including installing state-of-the-art access and revenue control systems and improved lighting, landscaping, directional signage, and common areas.

      As of January 1, 2007, the John Hancock Tower Property was 99.3% occupied.
      Since John Hancock originally sold the property, the John Hancock Tower
      Property was transformed from an owner-occupied facility to one of the premier office buildings in Boston with many well-known private equity, financial service firms and hedge fund tenants that have invested significant capital in their spaces (approximately $150 to $250 psf).

      The following table presents certain information relating to the major tenants at the Hancock Tower/Garage Properties:

                                                                  ANNUALIZED     % OF TOTAL     ANNUALIZED
                          CREDIT RATING                          UNDERWRITTEN    ANNUALIZED    UNDERWRITTEN
                         (FITCH/MOODY'S/    TENANT      % OF      BASE RENT     UNDERWRITTEN    BASE RENT
     TENANT NAME             S&P)(1)         NRSF       NRSF         ($)         BASE RENT      ($ PER SF)       LEASE EXPIRATION
----------------------   ---------------   ---------   -------   ------------   ------------   ------------   ----------------------

John Hancock               AA/Aa3/AAA        415,361     23.7%   $21,586,306        29.6%         $51.97      3/1/2015
IBT Company                  A/NR/A          387,234     22.1%    12,522,004        17.2%          32.34      12/1/2014
Ernst and Young             NR/NR/NR         146,496      8.4%     6,559,701         9.0%          44.78      12/1/2016
Hill Holiday                NR/NR/NR         133,005      7.6%     5,586,210         7.7%          42.00      12/1/2008
Mercer Mgmt Consulting      NR/NR/NR          99,911      5.7%     3,537,067         4.9%          35.40      4/30/2008 and 1/1/2014
                                           ---------   -------   ------------   ------------   ------------
TOTAL LARGEST TENANTS                      1,182,007     67.5%   $49,791,287        68.3%         $42.12
Remaining Tenants                            562,170     32.1%    23,136,283        31.7%          41.16
Vacant Space                                   6,933      0.4%             0         0.0%           0.00
                                           ---------   -------   ------------   ------------   ------------
TOTAL ALL TENANTS                          1,751,110    100.0%   $72,927,570       100.0%         $41.81
                                           =========   =======   ============   ============   ============

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      The following table presents certain information relating to the lease rollover schedule at the Hancock Tower/Garage Properties:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                        % OF TOTAL      ANNUALIZED
                                                                        ANNUALIZED       ANNUALIZED    UNDERWRITTEN
                            EXPIRING        % OF        CUMULATIVE     UNDERWRITTEN     UNDERWRITTEN    BASE RENT
YEAR ENDING DECEMBER 31,      NRSF       TOTAL NRSF    OF TOTAL NRSF   BASE RENT ($)     BASE RENT      ($ PER SF)
------------------------   -----------   ----------    -------------   -------------    ------------   ------------

2007(2)                         2,658        0.2%           0.2%        $    53,564          0.1%         $20.15
2008                          367,120       21.0           21.1%         15,727,922         21.6           42.84
2009                          158,687        9.1           30.2%          5,339,684          7.3           33.65
2010                           46,446        2.7           32.8%          2,911,192          4.0           62.68
2011                           21,391        1.2           34.1%          1,468,199          2.0           68.64
2012                           39,405        2.3           36.3%          2,439,623          3.3           61.91
2013                           52,346        3.0           39.3%          2,344,568          3.2           44.79
2014                          432,781       24.7           64.0%         14,186,911         19.5           32.78
2015                          395,736       22.6           86.6%         20,670,839         28.3           52.23
2016                          209,979       12.0           98.6%          7,194,531          9.8           34.26
2017 & Thereafter              17,628        1.0           99.6%            590,538          0.8           33.50
Vacant                          6,933        0.4          100.0%                  0          0.0            0.00
                           -----------   ----------                    -------------    ------------   ------------
TOTAL                       1,751,110      100.0%                       $72,927,570        100.0%         $41.81
                           ===========   ==========                    =============    ============   ============

(1)   Calculated based on approximate square footage occupied by each tenant.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -23-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - JOHN HANCOCK TOWER AND GARAGE AT CLARENDON
--------------------------------------------------------------------------------

o     THE BORROWER. The borrower is 100 & 200 Clarendon LLC (the "JOHN HANCOCK
      TOWER AND GARAGE AT CLARENDON BORROWER"), a single asset, single-member, special purpose, bankruptcy remote Delaware limited liability company with an independent director. Legal counsel to the John Hancock Tower and
      Garage at Clarendon Borrower delivered a non-consolidation opinion in connection with the origination of the John Hancock Tower and Garage at
      Clarendon Loan. Broadway Partners Parallel Fund C II, L.P., Broadway
      Partners Parallel Fund P II, L.P., Broadway Partners Parallel Fund B II,
      L.P. and Broadway Partners Real Estate Fund II, L.P. (collectively, the
      "JOHN HANCOCK TOWER AND GARAGE AT CLARENDON LOAN SPONSORS") collectively control the John Hancock Tower and Garage at Clarendon Borrower. The John
      Hancock Tower and Garage at Clarendon Loan has the standard non-recourse carveout obligations and joint and several guaranties of those obligations have been provided by the John Hancock Tower and Garage at Clarendon Loan
      Sponsors.

      Broadway Partners ("BROADWAY") was founded in 1999 to invest in high quality office properties in select markets nationwide and since 2000, has purchased approximately over 7 million sf of office space valued at over
      $2 billion. Broadway is a fully-integrated real estate investment and management organization of 20 real estate professionals and another 110 property-level personnel, with in-house expertise in all aspects of real estate investment and management. Led by chief executive officer Scott
      Lawlor, Broadway's senior management team averages over 16 years of real estate experience. Mr. Lawlor previously oversaw all real estate operations at Fortress Investment Group. His experience at Broadway includes the assembly and management of teams responsible for the origination, underwriting, execution and asset management of various investments including Aon Center in Los Angeles ($199 million), Gateway
      801 in San Francisco ($35 million ) and 522 Fifth Avenue in New York City
      ($420 million).

      Ground Lease. The John Hancock Tower and Garage at Clarendon Loan is
      partially secured by the John Hancock Tower and Garage at Clarendon
      Borrower's leasehold interest in the Garage at Clarendon Property. The ground lease has a current term that expires on May 28, 2024 and three renewal options (the first two of which are for 15 years and the third of which is for 14 years). The ground lease generally contains standard mortgagee protection provisions. See Description of the Mortgage
      Pool--Additional Loan and Property Information--Ground Leases" in the
      prospectus supplement. The ground rent is $650,000 per annum until the lease year ending May 28, 2009. The ground rent for each lease year (i)
      commencing May 29, 2009 and ending May 28, 2014 will be $1,000,000 and
      (ii) commencing May 29, 2014 and ending May 28, 2019 will be $1,250,000 and (iii) commencing May 29, 2019 and ending May 28, 2024 will be
      $1,500,000.

o     ESCROWS. The John Hancock Tower and Garage at Clarendon Loan provides for upfront and ongoing reserves as follows:

      Tax and Insurance Reserve: On each payment date, the John Hancock Tower and Garage at Clarendon Borrower is required to make monthly contributions into a tax and insurance reserve account in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums, over the succeeding twelve months. The funds in such account will be used to pay for taxes and insurance premiums.

      Ground Lease Reserve: On each payment date, the John Hancock Tower and
      Garage at Clarendon Borrower is required to deposit into a ground lease reserve account an amount equal to the amount estimated by the lender to be sufficient to pay any installment of rent, additional rent and other charges or amounts payable by the John

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -24-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - JOHN HANCOCK TOWER AND GARAGE AT CLARENDON
--------------------------------------------------------------------------------

      Hancock Tower and Garage at Clarendon Borrower under the ground lease for one month before the date such installment is due.

      Capital Expense Reserve: At closing, $1,277,000 was deposited into a capital expense reserve account. In addition, on each extension date for the Initial Hancock Tower/Garage Mezzanine Loan (defined below), the John
      Hancock Tower and Garage at Clarendon Borrower is required to deposit into the capital expense reserve account an amount determined by the holder of the Initial Hancock Tower/Garage Mezzanine Loan (as defined below) to be sufficient for anticipated approved capital expenses during the related extension period of the Initial Hancock Tower/Garage Mezzanine Loan
      ("CAPEX REPLENISHMENT AMOUNT"). The John Hancock Tower and Garage at
      Clarendon Borrower is permitted to substitute an acceptable letter of credit or a guaranty for the CapEx Replenishment Amount; provided that if
      John Hancock Tower and Garage at Clarendon Borrower provides a guaranty, such guaranty must be from a fund controlled by Mr. Lawlor that meets certain eligibility criteria set forth in the loan documents (including that such fund is a creditworthy entity in the lender's reasonable determination and owns a direct or indirect equity interest in the John
      Hancock Tower and Garage at Clarendon Borrower) and the John Hancock Tower
      and Garage at Clarendon Borrower must satisfy certain other conditions set forth in the loan documents, including receipt of a ratings confirmation.
      Funds in this reserve account will be used for approved capital expenses at the Hancock Tower/Garage Properties.

      Rollover Reserve: At closing, $4,249,039 was deposited into a rollover reserve account. Any lease termination payment made under a material lease is required to be deposited into the rollover reserve account. In addition, on each extension date for the Initial Hancock Tower/Garage
      Mezzanine Loan, the John Hancock Tower and Garage at Clarendon Borrower is
      required to deposit into this reserve account an amount determined by the holder of the Initial Hancock Tower/Garage Mezzanine Loan to be sufficient for anticipated approved leasing expenses during such extension period of the Initial Hancock Tower/Garage Mezzanine Loan ("ROLLOVER REPLENISHMENT
      AMOUNT"). The John Hancock Tower and Garage at Clarendon Borrower is
      permitted to substitute an acceptable letter of credit or a guaranty for the Rollover Replenishment Amount; provided that John Hancock Tower and
      Garage at Clarendon Borrower provides a guaranty, such guaranty must be from a fund controlled by Mr. Lawlor that meet certain eligibility criteria set forth in the loan documents and the John Hancock Tower and
      Garage at Clarendon Borrower must satisfy certain other conditions set forth in the loan documents, including receipt of a ratings confirmation.
      Funds in this reserve account will be used for approved tenant improvement and leasing commission costs at the Hancock Tower/Garage Properties.

o     LOCK BOX AND CASH MANAGEMENT. The John Hancock Tower and Garage at
      Clarendon Loan requires a hard lock box, which is already in place. The loan documents require the John Hancock Tower and Garage at Clarendon
      Borrower to direct tenants to pay their rents directly to a lender-controlled account, and any rents received by the John Hancock
      Tower and Garage at Clarendon Borrower or the property manager are required to be deposited within two business days of receipt into the lockbox account. Funds in the lockbox account are swept into a lender-controlled deposit account and are applied on each payment date for
      (i) tax and insurance, (ii) ground rent payments for the Garage at
      Clarendon Property, (iii) deposit account fees, (iv) debt service on the
      John Hancock Tower and Garage at Clarendon Loan, (v) approved operating expenses and (vi) all remaining cash on either (A) if any mezzanine loan permitted under the loan documents (including the Initial Hancock
      Tower/Garage Mezzanine Loan)is outstanding, to the subordinate deposit account established under such mezzanine loan or (B) if no such mezzanine loan is outstanding, to the John Hancock Tower and Garage at Clarendon
      Borrower.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -25-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - JOHN HANCOCK TOWER AND GARAGE AT CLARENDON
--------------------------------------------------------------------------------

o     PROPERTY MANAGEMENT. Broadway Real Estate Services LLC, an affiliate of the John Hancock Tower and Garage at Clarendon Borrower, is the property manager for the Hancock Tower/Garage Properties. The lender may replace the property manager (i) if an event of default under the loan documents is continuing, (ii) if manager is in material default under the management agreement beyond applicable notice and cure periods, or (iii) upon the gross negligence, malfeasance or willful misconduct of the manager. The annual management fee is 3% of all rent and other income from the Hancock
      Tower/Garage Properties.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. A mezzanine loan in the original principal amount of $723,806,033 (the "INITIAL HANCOCK TOWER/GARAGE
      MEZZANINE LOAN") was co-originated by Greenwich Capital Financial
      Products, Inc. and Lehman Brothers Holdings, Inc. to the sole member of the John Hancock Tower and Garage at Clarendon Borrower and various other affiliates of the John Hancock Tower and Garage at Clarendon Borrower on
      the closing date of the John Hancock Tower and Garage at Clarendon Loan.
      The Initial Hancock Tower/Garage Mezzanine Loan is secured by the sole member's equity interests in the John Hancock Tower and Garage at
      Clarendon Borrower and certain equity interests in affiliated borrowers under mortgage loans secured by five other mortgaged properties not included in the trust. The Initial Hancock Tower/Garage Mezzanine Loan has an initial term which expires January 6, 2008 and has two 6-month extension options. As a condition to the exercise of an extension option, the borrowers under the Initial Hancock Tower/Garage Mezzanine Loan must cause the John Hancock Tower and Garage at Clarendon Borrower to deposit the CapEx Replenishment Amount and the Rollover Replenishment Amount with the lender. The Initial Hancock Tower/Garage Mezzanine Loan requires payments of interest only for its term (including extensions) and bears interest at a floating rate of 3.94% over LIBOR (provided that the
      "bottom" $300 million of the Initial Hancock Tower/Garage Mezzanine Loan is subject to a LIBOR floor of 5.00%). The Initial Hancock Tower/Garage
      Mezzanine Loan is subject to cash management controls as set forth in the loan agreement for the Initial Hancock Tower/Garage Mezzanine Loan. The
      lenders of the mortgage loans and the mezzanine lender entered into an intercreditor agreement whereby all payments due under the Initial Hancock
      Tower/Garage Mezzanine Loan are subordinate to any and all payments required under the senior mortgage loan documents. Under that related intercreditor agreement, the mezzanine lender has the right to cure a default under the senior loan documents. In certain circumstances, the mezzanine lender may purchase the John Hancock Tower and Garage at
      Clarendon Loan from the trust, generally with the payment of, among other things, prepayment penalties. The senior lender is restricted from certain amendments to the John Hancock Tower and Garage at Clarendon Loan
      documents without the consent of the holder of the Initial Hancock
      Tower/Garage Mezzanine Loan. Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the membership interests in any senior borrower, which could result in a change of control with respect to the John Hancock Tower and Garage at Clarendon Borrower and could result in a change in the management of the Hancock Tower/Garage Properties. The intercreditor agreement prohibit transfers of more than 49% of the mezzanine lender's interest in the
      Initial Hancock Tower/Garage Mezzanine Loan unless such transfer is to a
      "qualified transferee" under the intercreditor agreement (together with the satisfaction of certain other conditions) or rating agency approval has been obtained.

      After the Initial Hancock Tower/Garage Mezzanine Loan has been paid in full, the direct or indirect holder(s) of the equity interests in the John
      Hancock Tower and Garage at Clarendon Borrower is permitted to obtain a new mezzanine loan, subject to satisfaction of certain conditions set forth in the loan documents for the John Hancock Tower and Garage at
      Clarendon Loan, including but not limited to, (i) such mezzanine loan is from an approved mezzanine lender, (ii) the combined loan to then "as-is"
      appraised value of the Hancock Tower/Garage Properties is less than 75%,
      (iii) the combined DSCR on the John Hancock Tower and Garage at Clarendon
      Loan and the proposed mezzanine loan is no less than 1.15x (provided that this DSCR condition may

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -26-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - JOHN HANCOCK TOWER AND GARAGE AT CLARENDON
--------------------------------------------------------------------------------

      be satisfied by the delivery by the John Hancock Tower and Garage at
      Clarendon Borrower of an acceptable letter of credit in an amount equal to the amount which, if applied to the John Hancock Tower and Garage at
      Clarendon Loan, would reduce the outstanding principal balance of the John
      Hancock Tower and Garage at Clarendon Loan by an amount necessary to achieve a combined DSCR of 1.15x), (iv) the proposed mezzanine loan has a term expiring on or after the stated maturity date of John Hancock Tower and Garage at Clarendon Loan, (v) the mezzanine lender enters into an intercreditor agreement with the lender which is reasonably acceptable to the rating agencies, (vi) the proposed mezzanine loan is secured only by collateral that is not collateral of the John Hancock Tower and Garage at
      Clarendon Loan, (vii) the proposed mezzanine loan creates no obligations or liabilities on the part of the John Hancock Tower and Garage at
      Clarendon Borrower and results in no liens on the Hancock Tower/Garage
      Properties, (viii) the proposed mezzanine loan is otherwise on terms and conditions reasonably acceptable to the lender and evidenced by the loan documents reasonably approved by the lender and (ix) the proposed mezzanine loan will not result in the downgrade, qualification or withdrawal of the ratings of the offered certificates.

o     TERRORISM INSURANCE. The Hancock Tower/Garage Properties are insured against acts of terrorism as part of the borrower's "all-risk" property coverage. The loan documents require the John Hancock Tower and Garage at
      Clarendon Borrower to maintain terrorism insurance in an amount equal to
      100% of the full replacement cost of the John Hancock Tower and Garage at
      Clarendon Property, provided that such coverage is available. In the event terrorism insurance is not included as part of the "all risk" property policy, the John Hancock Tower and Garage at Clarendon Borrower will be required to purchase terrorism insurance at a cost up to $2,585,258, adjusted annually by a percentage equal to the increase in the "consumer price index" ("TERRORISM PREMIUM CAP"). If the insurance premiums for such policy exceed the Terrorism Premium Cap, the lender may, at its option (1)
      purchase such stand-alone terrorism insurance policy, and require that the
      John Hancock Tower and Garage at Clarendon Borrower pay the portion of the premiums equal to the Terrorism Premium Cap or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to such stand-alone terrorism policy to the Terrorism Premium Cap. See "Risk Factors--Risk Related to
      the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance
      Coverage on the Mortgaged Properties May Adversely Affect Payments on Your
      Certificates" in the prospectus supplement.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -27-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 590 MADISON AVENUE
--------------------------------------------------------------------------------

                      [PHOTO OF 590 MADISON AVENUE OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -28-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 590 MADISON AVENUE
--------------------------------------------------------------------------------

                       [MAP OF 590 MADISON AVENUE OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -29-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 590 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                         New York, New York
Property Type                                                             Office
Size (sf)                                                              1,005,330
Percentage Leased as of January 1, 2007                                    96.1%
Year Built/Year Renovated                                       1983 / 2000-2006
Appraisal Value                                                   $1,300,000,000
Underwritten Occupancy                                                     95.0%
Underwritten Revenues                                               $100,423,810
Underwritten Total Expenses                                          $35,450,346
Underwritten Net Operating Income (NOI)                              $64,973,464
Underwritten Net Cash Flow (NCF)                                     $61,864,409

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                 GSCMC
Cut-off Date Principal Balance                                      $350,000,000
Cut-off Date Principal Balance PSF/Unit                                  $348.14
Percentage of Initial Mortgage Pool Balance                                 5.3%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             5.455%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     26.9%
LTV Ratio at Maturity                                                      26.9%
Underwritten DSCR on NOI                                                   3.35x
Underwritten DSCR on NCF                                                   3.19x
Shadow Rating(1)                                                   "AAA/Aaa/AAA"
--------------------------------------------------------------------------------

(1)   Fitch, Moody's and S&P have confirmed that the 590 Madison Avenue Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA" by Fitch, "Aaa" by
      Moody's and "AAA" by S&P.

o     THE LOAN. The mortgage loan (the "590 MADISON AVENUE LOAN") is evidenced by a note in the original principal amount of $350,000,000 and is secured by a first mortgage encumbering an office building in New York, New York
      (the "590 MADISON AVENUE PROPERTY"). The 590 Madison Avenue Loan was
      originated by Goldman Sachs Commercial Mortgage Capital, L.P. and
      subsequently purchased by Goldman Sachs Mortgage Company. The 590 Madison
      Avenue Loan was originated on January 25, 2007 and represents approximately 5.3% of the initial mortgage pool balance and approximately
      5.8% of the initial sub-pool 1 balance. The note evidencing the 590
      Madison Avenue Loan has an original principal balance and outstanding principal balance as of the cut-off date of $350,000,000, and an interest rate of 5.455%. The proceeds of the 590 Madison Avenue Loan were used to refinance existing debt.

      The 590 Madison Avenue Loan had an initial term of 120 months, has a remaining term of 119 months and requires payments of interest only until maturity. The scheduled maturity date is the payment date in February
      2017. Voluntary prepayment of the 590 Madison Avenue Loan is prohibited until the payment date in November 2016. Defeasance with direct, non-callable obligations of the United States of America is permitted at any time after the second anniversary of the securitization closing date.

o     THE PROPERTY. The 590 Madison Avenue Property is a 42-story Class A multi-tenant office building containing 1,005,330 sf of net rentable area located in New York, New York on Madison Avenue between East 56th Street and East 57th Street. Built in 1983, the building has undergone renovation and upgrades, including a roof system renovation in 2000 and an elevator renovation in 2001, with approximately $9.6 million spent on major capital improvements since 2000.

      The 590 Madison Avenue Property is 96.1% occupied as of January 1, 2007, primarily by nationally recognized tenants in the securities, law, and financial services industries, such as IBM (168,812 sf), Akin, Gump,
      Strauss, Hauer & Feld (164,290 sf), Ladenburg Thalmann & Co. (91,159 sf),
      and PB Capital (75,215 sf).

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -30-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 590 MADISON AVENUE
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the 590 Madison Avenue Property:

           LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                               ANNUALIZED
                                                                ANNUALIZED     % OF TOTAL     UNDERWRITTEN
                            CREDIT RATING                      UNDERWRITTEN    ANNUALIZED       BASE RENT
                           (FITCH/MOODY'S/   TENANT     % OF    BASE RENT      UNDERWRITTEN      ($ PER         LEASE
       TENANT NAME             S&P)(1)       NRSF(2)    NRSF      ($)(2)        BASE RENT       NRSF)(2)      EXPIRATION
------------------------   --------------- ---------   ------  ------------    ------------   -------------   -----------

Akin, Gump, Strauss,          NR/NR/NR       164,290    16.3%   $13,457,725       20.0%          $82.54           (3)
   Hauer & Feld
IBM                           AA-/A1/A+      168,812    16.8%     9,846,344       14.7%           62.00        8/31/2014
Ladenburg Thalmann & Co.      NR/NR/NR        91,159     9.1%     4,491,400        6.7%           50.00        6/30/2015
Lovells                       NR/NR/NR        60,273     6.0%     3,978,018        5.9%           66.00        2/28/2016
PB Capital                     A/A1/A         75,215     7.5%     3,755,691        5.6%           51.00        11/30/2010
Smith Barney                 AA+/Aa1/AA-      47,996     4.8%     2,975,752        4.4%           62.00           (4)
UBS                          AA+/Aa2/AA+      32,429     3.2%     2,756,465        4.1%           85.00        11/30/2016
Frank Russell Capital        AAA/Aa1/AAA      25,169     2.5%     2,404,758        3.6%           97.66        12/31/2014
Bank of America              AA-/Aa2/AA-      24,624     2.4%     2,339,280        3.5%           95.00        12/31/2011
HQ Global Workspaces          NR/NR/NR        24,533     2.4%     2,207,970        3.3%           90.00        11/30/2012
                                           ---------   ------  ------------    ------------   -------------
TOTAL LARGEST OFFICE                         714,500    71.1%   $48,213,403       71.8%          $67.48
   TENANTS
Remaining Office Tenants                     209,521    20.8%    14,711,850       21.9%           70.22
Vacant Office Space                           38,890     3.9%             0        0.0%            0.00
                                           ---------   ------  ------------    ------------   -------------
TOTAL OFFICE                                 962,911    95.8%   $62,925,253       93.7%          $68.10
TOTAL RETAIL                                  42,419     4.2%     4,226,281        6.3%           99.63
                                           ---------   ------  ------------    ------------   -------------
TOTAL BUILDING                             1,005,330   100.0%   $67,151,534      100.0%          $69.48
                                           =========   ======  ============    ============   =============

_____________________
(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Storage space for Akin, Gump, Strauss, Hauer & Feld (1,238 sf), IBM
      (10,000 sf), Ladenburg Thalmann & Co. (1,331 sf), PB Capital (1,574 sf),
      and Frank Russell Capital (545 sf) is included in tenant sf but not in underwritten base rent and underwritten base rent psf calculations.
      Storage rent is broken out separately from office rent.

(3)   Akin, Gump, Strauss, Hauer & Feld has 16 leases with one lease expiring on
      12/31/07 (8,668 sf), three leases expiring on 1/31/08 (25,056 sf), one lease expiring on 7/31/08 (6,885 sf), and 11 leases expiring on 11/30/12
      (123,681 sf).

(4)   Smith Barney has two leases with one lease expiring on 7/31/2015 (23,887
      sf) and one lease expiring on 12/31/2015 (24,109 sf).

      The following table presents certain information relating to the lease rollover schedule at the 590 Madison Avenue Property:

                         LEASE EXPIRATION SCHEDULE(1)(2)

                                                                                       % OF TOTAL      ANNUALIZED
                                                       CUMULATIVE     ANNUALIZED       ANNUALIZED     UNDERWRITTEN
    YEAR ENDING             EXPIRING     % OF TOTAL     OF TOTAL     UNDERWRITTEN     UNDERWRITTEN      BASE RENT
   DECEMBER 31,               NRSF          NRSF          NRSF       BASE RENT ($)     BASE RENT      ($ PER NRSF)
-------------------       ----------     ----------    ----------    -------------    ------------    ------------

2007                         41,565         4.1%          4.1%       $ 2,564,894           3.8%         $ 61.71
2008                         76,582         7.6%         11.8%         5,740,115           8.5%           74.95
2009                         13,171         1.3%         13.1%           910,224           1.4%           69.11
2010                        104,462        10.4%         23.5%         5,828,061           8.7%           55.79
2011                         64,826         6.4%         29.9%         5,553,977           8.3%           85.68
2012                        195,785        19.5%         49.4%        14,799,231          22.0%           75.59
2013                              0         0.0%         49.4%                 0           0.0%            0.00
2014                        199,488        19.8%         69.2%        12,834,844          19.1%           64.34
2015                        147,834        14.7%         83.9%         8,445,284          12.6%           57.13
2016                         92,702         9.2%         93.1%         6,734,483          10.0%           72.65
2017 and Thereafter          30,025         3.0%         96.1%         3,740,421           5.6%          124.58
Vacant                       38,890         3.9%        100.0%                 0           0.0%            0.00
                          ----------     ----------                  -------------    ------------    ------------
TOTAL                     1,005,330       100.0%                     $67,151,534         100.0%         $ 69.48
                          ==========     ==========                  =============    ============    ============

_____________________
(1)   Calculated based on approximate square footage occupied by each tenant.

(2)   Storage space is included in square footage but excluded from underwritten base rent and underwritten base rent psf figures.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -31-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 590 MADISON AVENUE
--------------------------------------------------------------------------------

o     THE BORROWER. The borrower is 590 Madison Avenue, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 590
      Madison Avenue Loan. The borrower under the 590 Madison Avenue Loan is indirectly owned by OTR, an Ohio general partnership that acts as the duly authorized nominee of the Board of the State Teachers Retirement System of
      Ohio.

o     LOCK BOX AND CASH MANAGEMENT. The 590 Madison Avenue Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents also require that all cash revenues relating to the property and all other money received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. Provided that no event of default is continuing, on each business day, all funds in the lockbox account will be remitted to an account specified by the borrower. During the continuance of an event of default under the 590 Madison Avenue Loan, all amounts on deposit in the lockbox account will be remitted to the lender, and all such amounts may be applied by lender to the obligations of the borrower under the 590 Madison Avenue Loan in such order of priority as the lender may determine.

o     PROPERTY MANAGEMENT. The 590 Madison Avenue Property is currently managed by Edward J. Minskoff Equities, Inc. pursuant to a management agreement.
      Under the management agreement, the borrower pays an annual management fee in the amount of $750,000. The lender may require the borrower to replace the property manager if an event of default under the 590 Madison Avenue
      Loan has occurred, the property manager becomes insolvent or upon a material uncured default by the property manager under the property management agreement.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. The loan documents permit the equity owner of the borrower to incur mezzanine debt secured by a pledge of the equity interests in the borrower ("PERMITTED MEZZANINE DEBT"), provided that, among other things: (i) after giving effect to such debt, the combined loan-to-value ratio on the 590 Madison Avenue Loan and the
      Permitted Mezzanine Debt does not exceed 45%, and the combined debt service coverage ratio on the 590 Madison Avenue Loan and the Permitted
      Mezzanine Debt is at least 2.0x; (ii) the lender has received an acceptable subordination and intercreditor agreement; (iii) the Permitted
      Mezzanine Debt is coterminous with the 590 Madison Avenue Loan or freely pre-payable without premium or penalty after any applicable lockout or spread maintenance (provided that the lockout or spread maintenance period expires prior to the maturity date of the 590 Madison Avenue Loan); (iv)
      if the Permitted Mezzanine Debt bears a floating rate of interest, the borrower under the Permitted Mezzanine Debt maintains an interest rate cap agreement in a notional amount that is not less than the outstanding principal balance of the Permitted Mezzanine Debt; and (v) each rating agency has confirmed in writing that the Permitted Mezzanine Debt will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2007-GG9 certificates.

o     TERRORISM INSURANCE. The loan documents require that the "all risk"
      insurance policies required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 590 Madison Avenue Property. In addition, the borrower is required to maintain business interruption insurance covering a period of not less than 18 months from the occurrence of a casualty, plus an extended period of indemnity for 12 months after restoration. The borrower is not required to spend an amount in excess of two times the then-current casualty and business interruption insurance premium payable with respect to the 590
      Madison Avenue Property to obtain terrorism coverage. The borrower is permitted to maintain terrorism coverage through a blanket policy. See
      "Risk Factors--Risk Related to the Underlying Mortgage Loans--The

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -32-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 590 MADISON AVENUE
--------------------------------------------------------------------------------

      Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties
      May Adversely Affect Payments on Your Certificates" in the prospectus supplement.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -33-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                 [PHOTO OF SCHRON INDUSTRIAL PORTFOLIO OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -34-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                  [MAP OF SCHRON INDUSTRIAL PORTFOLIO OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -35-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           36
Location (City/State)                                      Long Island, New York
Property Type                                                    Industrial/Flex
Size (sf)                                                              3,521,766
Percentage Occupancy as of October 31, 2006                                90.3%
Year Built                                                               Various
Appraisal Value(1)                                                  $390,000,000
Underwritten Occupancy                                                     96.0%
Underwritten Revenues                                                $39,624,129
Underwritten Total Expenses                                          $14,840,493
Underwritten Net Operating Income (NOI)                              $24,783,636
Underwritten Net Cash Flow (NCF)                                     $22,781,996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                 GSCMC
Cut-off Date Principal Balance                                      $305,000,000
Cut-off Date Principal Balance PSF                                        $86.60
Percentage of Initial Mortgage Pool Balance                                 4.6%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             5.546%
Original Term to Maturity (Months)                                           119
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio(1)                                                  78.2%
LTV Ratio at Maturity(1)                                                   78.2%
Underwritten DSCR on NOI                                                   1.44x
Underwritten DSCR on NCF                                                   1.32x
--------------------------------------------------------------------------------

(1)   The Appraisal Value reflects an overall portfolio value which is greater than the sum of the individual appraised values.

o     THE LOAN. The mortgage loan (the "SCHRON INDUSTRIAL PORTFOLIO LOAN") is evidenced by a single note and is secured by 36 first mortgages encumbering 36 industrial properties all located on Long Island, NY (the
      "SCHRON INDUSTRIAL PORTFOLIO PROPERTIES"). The Schron Industrial Portfolio
      Loan was originated on December 28, 2006 by Goldman Sachs Commercial
      Mortgage Capital, L.P. and was subsequently purchased by Goldman Sachs
      Mortgage Company. The Schron Industrial Portfolio Loan represents approximately 4.6% of the initial mortgage pool balance and approximately
      5.0% of the initial sub-pool 1 balance. The note evidencing the Schron
      Industrial Portfolio Loan has an original principal balance and outstanding principal balance as of the cut-off date of $305,000,000, and has an interest rate of 5.546%. The proceeds from the Schron Industrial
      Portfolio Loan were used to refinance existing debt.

      The Schron Industrial Portfolio Loan had an initial term of 119 months, has a remaining term of 117 months and requires payments of interest only through maturity. The scheduled maturity date is the payment date in
      December 2016. Voluntary prepayment of the Schron Industrial Portfolio
      Loan is prohibited until the payment date in August 2016. Defeasance with direct, non-callable obligations of the United States of America is permitted at any time after the second anniversary of the securitization closing date.

o     THE PROPERTIES. The Schron Industrial Portfolio Properties are a
      diversified pool of 36 industrial/flex properties located on Long Island,
      New York that were built between 1955 and 2000. The borrowers have a fee simple interest in all 36 of the Schron Industrial Portfolio Properties.
      The buildings range in size from 14,334 sf to 234,969 sf with total rentable space of approximately 3.5 million sf, occupied by 261 tenants.
      The Schron Industrial Portfolio Properties are approximately 90.3%
      occupied as of October 31, 2006.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -36-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

      The following table presents certain information relating to the Schron
      Industrial Portfolio Properties:

                                                                ALLOCATED
                                                                   LOAN
     PROPERTY NAME               CITY            STATE            AMOUNT        YEAR BUILT     SQUARE FEET     OCCUPANCY
-------------------------   ---------------    ----------     --------------   ------------   -------------   -----------

575 Underhill Boulevard     Syosset             New York       $ 28,689,418        1967          234,969         100.0%
99 Lafayette Drive          Syosset             New York         20,729,854        1964          222,060         100.0%
600 West John Street        Hicksville          New York         18,368,225        1955          211,292          59.3%
6851 Jericho Turnpike       Syosset             New York         15,656,725        1969          143,447          84.4%
95 Horseblock Road          Yaphank             New York         14,344,709        1971          185,791          87.7%
270 Duffy Avenue            Hicksville          New York         12,857,757        1956          136,368          88.9%
100 Spence Street           Bay Shore           New York         10,321,193        1965          167,729         100.0%
717 Broadway Avenue         Holbrook            New York         10,321,193        1967          150,000         100.0%
101-125 Comac Street        Ronkonkoma          New York         10,146,258        1985           99,539          43.5%
1140 Motor Parkway          Hauppague           New York          9,796,387        1978          153,500          78.8%
200 Finn Court              Farmingdale         New York          9,009,177        1965          105,573         100.0%
725 Broadway Avenue         Holbrook            New York          8,834,241        1967          122,160         100.0%
90 13th Avenue              Ronkonkoma          New York          8,659,306        1982          107,710         100.0%
2905 Veteran's Highway      Ronkonkoma          New York          8,659,306        2000           91,200         100.0%
230 Duffy Avenue            Hicksville          New York          8,309,435        1956          122,901          72.9%
One Fairchild Court         Plainview           New York          7,609,693        1959           62,202         100.0%
511-523 Commack Road        Deer Park           New York          7,347,290        1977           85,910         100.0%
325 Duffy Avenue            Hicksville          New York          7,172,354        1970           97,220         100.0%
80 13th Avenue              Ronkonkoma          New York          6,822,484        1983           87,402         100.0%
33 Comac Loop               Ronkonkoma          New York          6,822,484        1983           73,035          96.3%
275 Marcus Boulevard        Hauppague           New York          6,297,677        1985           53,585         100.0%
1 Comac Loop                Ronkonkoma          New York          6,122,742        1980           64,453          94.2%
79 Express Street           Plainview           New York          5,597,935        1972           71,508         100.0%
92 Central Avenue           Farmingdale         New York          5,597,935        1961           73,000         100.0%
200 13th Avenue             Ronkonkoma          New York          5,597,935        1979           72,987          66.8%
360 Smith Street            Farmingdale         New York          5,510,467        1965           60,000         100.0%
450 Commack Road            Deer Park           New York          5,335,532        1964           60,005         100.0%
100 13th Avenue             Ronkonkoma          New York          5,248,064        1979           62,898         100.0%
95 Seaview Boulevard        Port Washington     New York          5,160,597        1985           51,995          96.3%
171 Milbar Boulevard        Farmingdale         New York          4,635,790        1961           62,165          73.8%
290 Duffy Avenue            Hicksville          New York          4,635,790        1974           56,697         100.0%
151-169 East 2nd Street     Huntington          New York          3,586,177        1968           44,165          57.8%
171-175 East 2nd Street     Huntington          New York          3,411,242        1969           42,466          87.5%
One Underhill Road          Glen Head           New York          3,061,371        1960           14,334         100.0%
280 Duffy Avenue            Hicksville          New York          3,061,371        1956           49,600         100.0%
939 Motor Parkway           Hauppague           New York          1,661,887        1977           21,900         100.0%
                                                              --------------                  -----------     ----------
TOTAL / AVERAGE PORTFOLIO                                      $305,000,000                    3,521,766          90.3%
                                                              ==============                  ===========     ==========

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -37-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Schron Industrial Portfolio Properties:

         TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                   % OF TOTAL     ANNUALIZED
                          CREDIT RATING                             ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                       (FITCH/MOODY'S/S&P)  TENANT        % OF     UNDERWRITTEN   UNDERWRITTEN    BASE RENT       LEASE
    TENANT NAME                (1)           NRSF         NRSF       BASE RENT     BASE RENT     ($ PER NRSF)   EXPIRATION
--------------------   ------------------  ---------   --------    ------------   ------------   ------------   ----------

 Quest Diagnostics        NR/Baa2/BBB+        76,530      2.2%     $ 1,458,455        4.6%          $19.06      10/31/2010
 Antares Information        NR/NR/NR         121,000      3.4%         968,000        3.0%            8.00      11/30/2011
 Broadvet                   NR/NR/NR         150,000      4.3%         888,000        2.8%            5.92      5/31/2016
 Cablevision Lightpath      NR/NR/NR          46,006      1.3%         833,051        2.6%           18.11      3/31/2017
 Newsday, Inc.             BB+/Ba1/BB+        88,600      2.5%         818,256        2.6%            9.24         (2)
 Danmik Enterprises         NR/NR/NR         107,729      3.1%         655,384        2.1%            6.08      8/31/2010
 American Defense           NR/NR/NR
Systems                                       77,500      2.2%         635,500        2.0%            8.20      9/30/2011
 Sam Ash Music Corp.        NR/NR/NR          61,730      1.8%         589,300        1.9%            9.55      7/31/2010
Carolina Precision          NR/NR/NR
Plastics                                      62,898      1.8%         543,152        1.7%            8.64      12/31/2006
 Seena International        NR/NR/NR         128,930      3.7%         540,217        1.7%            4.19      11/30/2007
                                           ---------   --------    ------------   ------------   ------------
TEN LARGEST TENANTS                          920,923     26.1%     $ 7,929,315       24.9%          $ 8.61
   Remaining Tenants                       2,259,442     64.2%      23,880,654       75.1%           10.57
   Vacant                                    341,401      9.7%               0        0.0%            0.00
                                           ---------   --------    ------------   ------------   ------------
TOTAL ALL TENANTS                          3,521,766    100.0%     $31,809,969      100.0%          $10.00
                                           =========   ========    ============   ============   ============

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Newsday has two leases, with one lease at 600 West John Street expiring on
      2/28/2013 (50,000 sf) and the second lease at 360 Smith Street expiring on
      3/31/2013 (38,600 sf).

      The following table presents certain information relating to the lease rollover schedule at the Schron Industrial Portfolio Properties:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                      % OF TOTAL          ANNUALIZED
                                                                    ANNUALIZED        ANNUALIZED         UNDERWRITTEN
                      EXPIRING      % OF TOTAL    CUMULATIVE       UNDERWRITTEN      UNDERWRITTEN         BASE RENT
YEAR                    NRSF           NRSF      OF TOTAL NRSF      BASE RENT          BASE RENT         ($ PER NRSF)
-----------------   -----------     ----------   -------------     -------------     -------------       ------------

2006                    74,313           2.1%           2.1%        $   639,643            2.0%             $ 8.61
2007                   427,741          12.1%          14.3%          3,736,411           11.7%               8.74
2008                   354,673          10.1%          24.3%          3,919,474           12.3%              11.05
2009                   438,219          12.4%          36.8%          4,435,573           13.9%              10.12
2010                   496,429          14.1%          50.9%          5,651,060           17.8%              11.38
2011                   756,910          21.5%          72.4%          6,985,097           22.0%               9.23
2012                   116,590           3.3%          75.7%          1,424,157            4.5%              12.22
2013                   227,931           6.5%          82.1%          2,295,999            7.2%              10.07
2014                    61,387           1.7%          83.9%            555,043            1.7%               9.04
2015                    22,023           0.6%          84.5%            336,894            1.1%              15.30
2016                   158,149           4.5%          89.0%          1,048,618            3.3%               6.63
2017 & Thereafter       46,000           1.3%          90.3%            782,000            2.5%              17.00
Vacant                 341,401           9.7%         100.0%                  0            0.0%               0.00
                    -----------     ----------                     -------------     -------------       ------------
TOTAL                3,521,766         100.0%                       $31,809,969          100.0%             $10.00
                    ===========     ==========                     =============     =============       ============

(1)   Calculated based on approximate square footage occupied by each tenant.

o     THE BORROWER. The borrowers are 28 limited liability companies, each a single-purpose entity. Four of the borrowers, GSM LI LLC, ICA LI LLC, SAF
      LI LLC and FED LI LLC, own 28 of the Schron Industrial Portfolio
      Properties as tenants-in-common, the remaining eight properties are owned by various combinations

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -38-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

      of the other 24 borrowers, in each case as tenants-in-common. Legal counsel to the borrowers has delivered a non-consolidation opinion in connection with the origination of the Schron Industrial Portfolio Loan. A majority interest in each of the borrowers under the Schron Industrial
      Portfolio Loan are indirectly owned by Rubin Schron and Abraham
      Fruchthandler, both of whom are guarantors of certain non-recourse carve-outs under the Schron Industrial Portfolio Loan.

o     ESCROWS. At origination, the borrowers deposited $2,870,081 into a deferred maintenance and $1,110,625 into an environmental escrow account in respect of near-term repairs and remediation at the Schron Industrial
      Portfolio Properties. The loan documents provide for monthly escrows of real estate taxes and insurance (excluding premiums for blanket policies paid in full and taxes for properties having a single tenant with a long-term debt rating of at least BBB- under a lease that requires such tenant to pay directly to the taxing authority 100% of the taxes attributable to the property occupied by such tenant). During a Schron
      Industrial Portfolio Cash Trap Period, the loan documents require additional reserves to cover tenant improvements, leasing commissions and capital expenditures at the Schron Industrial Portfolio Properties. In
      addition, during any such Schron Industrial Portfolio Cash Trap Period, all amounts remaining after the payment of debt service on the Schron
      Industrial Portfolio Loan, the funding of reserves, the payment of debt service on any Permitted Mezzanine Loan (see "Mezzanine or Subordinate
      Indebtedness" below) and the payment of budgeted operating expenses will be reserved as additional collateral for the Schron Industrial Portfolio
      Loan. A "SCHRON INDUSTRIAL PORTFOLIO CASH TRAP PERIOD" means any period commencing as of the end of any two consecutive fiscal quarters in which the debt service coverage ratio for each fiscal quarter for the prior twelve-month period is less than 1.10x and terminating as of the end of any two consecutive fiscal quarters in which the debt service coverage ratio of the Schron Industrial Portfolio Properties for the prior twelve-month period is at least 1.10x. The borrowers are also required to maintain a reserve of "true-up" payments made by tenants to cover estimated and actual expenses for which the tenants are responsible under their leases, to the extent any such payments are required under leases of the Schron Industrial Portfolio Properties (at origination, none of the leases required any such payment).

o     LOCKBOX AND CASH MANAGEMENT. The Schron Industrial Portfolio Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender controlled lockbox account. The loan documents also require that all cash revenues relating to the property and all other money received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. On each business day, all funds on deposit in the lockbox account are swept to a cash management account under the control of the lender. Provided no event of default or Schron
      Industrial Portfolio Cash Trap Period is continuing, all funds in the cash management account in excess of the monthly debt service, any reserves required under the loan documents, debt service on any mezzanine loan
      (discussed below) and all other amounts then due to the lender will be remitted to an account specified by the borrowers on each business day.
      During the continuance of an event of default under the Schron Industrial
      Portfolio Loan, the lender may apply any funds in the cash management account to the obligations of the borrowers under the Schron Industrial
      Portfolio Loan in such order of priority as the lender may determine.

o     PROPERTY MANAGEMENT. The Schron Industrial Portfolio Properties are
      currently managed by Long Island Industrial Management LLC, an affiliate of the borrowers, pursuant to a management agreement. The property manager of the Schron Industrial Portfolio Properties is currently entitled to a base management fee in an amount equal to 3% of revenues from the Schron
      Industrial Portfolio Properties. In addition, under the loan documents, the Schron Industrial Portfolio Properties may be managed by a manager other than the current manager, provided that each rating agency has confirmed in writing that management by that manager will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2007-GG9

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -39-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

      certificates. The lender may require the borrowers to replace the property manager if an event of default under the Schron Industrial Portfolio Loan has occurred, the property manager becomes insolvent or upon a material default by the property manager under the property management agreement.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. The loan documents permit a direct or indirect equity owner of one or more of the borrowers to incur mezzanine debt secured by a pledge of the direct or indirect equity interests in the applicable borrower or borrowers ("PERMITTED MEZZANINE
      DEBT"), provided that, among other things: (i) the aggregate amount of the
      Permitted Mezzanine Debt does not exceed $50,000,000; (ii) after giving effect to the Permitted Mezzanine Debt, the combined loan-to-value ratio on the Schron Industrial Portfolio Loan and the Permitted Mezzanine Debt
      does not exceed 80%, and the combined debt service coverage ratio on the
      Schron Industrial Portfolio Loan and the Permitted Mezzanine Debt is at
      least 1.10x; (iii) the lender has received an acceptable subordination and intercreditor agreement; (iv) the Permitted Mezzanine Debt is coterminous with the Schron Industrial Portfolio Loan or freely pre-payable without premium or penalty after any applicable lockout or spread maintenance
      (provided that any lockout or spread maintenance period expires prior to the maturity date of the Schron Industrial Portfolio Loan); and (v) if the
      Permitted Mezzanine Debt bears a floating rate of interest, the borrower under the Permitted Mezzanine Debt maintains an interest rate cap agreement in a notional amount that is not less than the outstanding principal balance of the Permitted Mezzanine Debt.

o     TERRORISM INSURANCE. The loan documents require that the "all risk"
      insurance policies required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the Schron Industrial Portfolio Properties (subject to a loss limit acceptable to lender in its sole discretion) as well as business interruption insurance covering the 18 month period from the occurrence of a casualty, plus an extended period of indemnity for 12 months after restoration. The borrowers must maintain this coverage if it is then being obtained by prudent owners of real estate in the United States of a similar type and quality and in a similar location to the Schron
      Industrial Portfolio Properties or is otherwise available for an annual premium of $600,000 or less (or if prudent owners are not maintaining coverage or if coverage is not available for an annual premium of $600,000 or less, then the borrowers are required to obtain the amount of terrorism coverage available for an annual premium of $600,000). The borrowers are permitted to maintain such terrorism coverage through a blanket policy.
      See "Risk Factors--Risk Related to the Underlying Mortgage Loans--The
      Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties
      May Adversely Affect Payments on Your Certificates" in the prospectus supplement.

o     SUBSTITUTION OF COLLATERAL. Provided no event of default is then continuing under the Schron Industrial Portfolio Loan, the borrowers are permitted until December 28, 2015 to substitute individual Schron
      Industrial Portfolio Properties with other qualified properties, subject to the requirements set forth in the loan agreement, including the following: (i) substitutions, when aggregated with all permitted releases
      (see "Release of Collateral" below), (a) may not exceed 20% of the Schron
      Industrial Portfolio Loan without written confirmation from each rating agency that the substitution would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series
      2007-GG9 certificates and (b) may not exceed 30% of the Schron Industrial
      Portfolio Loan under any circumstances; (ii) the market value of the substitute property at the time of substitution must equal or exceed the market value at origination of the Schron Industrial Portfolio Property it replaces; (iii) the debt service coverage ratio after giving effect to the replacement must exceed the debt service coverage ratio at origination;
      (iv) after giving effect to the substitution the number of individual properties shall not be less than 75% of the individual properties prior to the substitution; and (v) certain conditions relating to the quality of tenancies at the replacement property must be satisfied (including minimum tenant credit ratings, limits on square footage utilized as office or showroom space and limits on any single tenant's percentage contribution to net operating income).

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -40-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

o     RELEASE OF COLLATERAL. Provided no event of default is then continuing under the Schron Industrial Portfolio Loan, at any time beginning on the payment date in July 2007, the borrower may obtain the release of one or more of the Schron Industrial Portfolio Properties from the liens of the loan documents, provided that, among other things (i) the aggregate amount of substituted and released properties does not exceed $50,000,000, (ii)
      at the time of such release, borrower makes a prepayment of the Schron
      Industrial Portfolio Loan in an amount equal to the greater of (x) 90% of the gross purchase price paid by a third-party purchaser of the applicable property and (y) 125% of the portion of the Schron Industrial Portfolio
      Loan allocable to the released property, which prepayment shall be accompanied by a yield maintenance premium and (iii) except with respect to the release of the Schron Industrial Portfolio Properties known as 95
      Seaview Boulevard and 95 Horseblock Road occurring prior to December 28,
      2011, (a) the debt service coverage ratio for the 12 months ending on the most recently ended fiscal quarter (calculated to give effect to the release) must be equal to or greater than the debt service coverage ratio immediately prior to the release, (b) the ratio of the outstanding principal balance of the Schron Industrial Portfolio Loan to the aggregate value of the remaining Schron Industrial Portfolio Properties may not increase and (c) each rating agency must confirm in writing that such release will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2007-GG9 certificates.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -41-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 667 MADISON AVENUE
--------------------------------------------------------------------------------

                      [PHOTO OF 667 MADISON AVENUE OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -42-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 667 MADISON AVENUE
--------------------------------------------------------------------------------

                       [MAP OF 667 MADISON AVENUE OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -43-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 667 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                         New York, New York
Property Type                                                             Office
Size (sf)                                                                250,731
Percentage Leased as of January 1, 2007                                   100.0%
Year Built                                                                  1988
Appraisal Value                                                     $470,000,000
Underwritten Occupancy                                                     97.2%
Underwritten Revenues                                                $39,687,218
Underwritten Total Expenses                                          $10,883,141
Underwritten Net Operating Income (NOI)                              $28,804,077
Underwritten Net Cash Flow (NCF)                                     $27,588,806

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                 GSCMC
Cut-off Date Principal Balance                                      $250,000,000
Cut-off Date Principal Balance PSF/Unit                                  $997.08
Percentage of Initial Mortgage Pool Balance                                 3.8%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                              5.64%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     53.2%
LTV Ratio at Maturity                                                      53.2%
Underwritten DSCR on NOI                                                   2.01x
Underwritten DSCR on NCF                                                   1.92x
--------------------------------------------------------------------------------

o     THE LOAN. The mortgage loan (the "667 MADISON AVENUE LOAN") is evidenced by a note in the original principal amount of $250,000,000 and is secured by a first mortgage encumbering an office building in New York, New York
      (the "667 MADISON AVENUE PROPERTY"). The 667 Madison Avenue Loan was
      originated by Goldman Sachs Commercial Mortgage Capital, L.P. and
      subsequently purchased by Goldman Sachs Mortgage Company. The 667 Madison
      Avenue Loan was originated on January 16, 2007 and represents approximately 3.8% of the initial mortgage pool balance and approximately
      4.1% of the initial sub-pool 1 balance. The note evidencing the 667
      Madison Avenue Loan has an original principal balance and outstanding principal balance as of the cut-off date of $250,000,000, and has an interest rate of 5.64%. The proceeds of the 667 Madison Avenue Loan were used to refinance existing debt.

      The 667 Madison Avenue Loan had an initial term of 120 months, has a remaining term of 119 months and requires payments of interest only until maturity. The scheduled maturity date is the payment date in February
      2017. Voluntary prepayment of the 667 Madison Avenue Loan is prohibited until the payment date in November 2016. Defeasance with direct, non-callable obligations of the United States of America is permitted at any time after the second anniversary of the securitization closing date.

o     THE PROPERTY. The 667 Madison Avenue Property is a 25-story Class A multi-tenant office building with ground floor retail space, comprising a total of 250,731 sf of net rentable area located in New York, New York.
      Built in 1988 by Hartz Mountain Industries, Inc., the building is situated at the intersection of Madison Avenue and East 61st Street in the
      Madison/Fifth submarket of midtown Manhattan, and provides views of
      Central Park and access to one of New York City's residential and retail districts.

      The 667 Madison Avenue Property is 100% occupied as of January 2007, by tenants in the financial services and insurance industries, such as Loews
      Corporation (37,900 sf), Gruss & Co, Inc. (20,212 sf), and Quellos Group,
      LLC (15,587 sf). Loews Corporation and retail tenants Corning, Inc. and
      Cole-Haan (guaranteed by Nike Inc.) represent approximately 29% of base rental revenue.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -44-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 667 MADISON AVENUE
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the 667 Madison Avenue Property:

           LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                     % OF TOTAL     ANNUALIZED
                               CREDIT RATING                         ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                              (FITCH/MOODY'S/S   TENANT     % OF    UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
       TENANT NAME                 &P)(1)         NRSF      NRSF    BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
---------------------------   ----------------   -------   ------   -------------   ------------   ------------   ----------

Corning Inc.                    BBB/Baa2/BBB      12,516     5.0%   $ 3,574,921        14.4%         $285.63      1/31/2013
Loews Corporation                  A/A3/A         37,900    15.1%     2,084,500         8.4%           55.00      5/31/2012
Quellos Group LLC                 NR/NR/NR        15,587     6.2%     1,546,504         6.2%           99.22      8/31/2010
Cole-Haan Company Store           NR/A2/A+         3,580     1.4%     1,511,476         6.1%          422.20      1/31/2013
Gruss & Co., Inc.                 NR/NR/NR        20,212     8.1%     1,407,015         5.7%           69.61      5/31/2014
BSL Capital                       NR/NR/NR         8,400     3.4%     1,176,000         4.7%          140.00      4/30/2017
Mark Asset Management Corp.       NR/NR/NR        10,300     4.1%     1,133,000         4.6%          110.00      6/30/2014
Crestview Advisors, LLC           NR/NR/NR        10,300     4.1%     1,116,520         4.5%          108.40      8/31/2014
Sciens Management LLC             NR/NR/NR        14,444     5.8%     1,070,400         4.3%           74.11      4/30/2014
Makgal, Ltd.                      NR/NR/NR         5,354     2.1%     1,024,970         4.1%          191.44      8/31/2017
                                                 -------   ------   -------------   ------------   ------------
TOTAL LARGEST TENANTS                            138,593    55.3%   $15,645,306        62.9%         $112.89
Other Tenants                                    112,138    44.7%     9,236,157        37.1%           82.36
Vacant Space                                           0     0.0%             0         0.0%            0.00
                                                 -------   ------   -------------   ------------   ------------
TOTAL ALL TENANTS                                250,731   100.0%   $24,881,463       100.0%         $ 99.24
                                                 =======   ======   =============   ============   ============

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      The following table presents certain information relating to the lease rollover schedule at the 667 Madison Avenue Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                            % OF TOTAL     ANNUALIZED
                                              CUMULATIVE    ANNUALIZED      ANNUALIZED    UNDERWRITTEN
    YEAR ENDING       EXPIRING   % OF TOTAL    OF TOTAL    UNDERWRITTEN    UNDERWRITTEN    BASE RENT
   DECEMBER 31,         NRSF        NRSF         NRSF      BASE RENT ($)    BASE RENT     ($ PER NRSF)
-------------------   --------   ----------   ----------   -------------   ------------   ------------

2007                    5,020        2.0%         2.0%      $   301,200         1.2%        $ 60.00
2008                   31,124       12.4%        14.4%        2,018,194         8.1%          64.84
2009                   15,558        6.2%        20.6%        1,314,824         5.3%          84.51
2010                   24,264        9.7%        30.3%        2,498,544        10.0%         102.97
2011                        0        0.0%        30.3%                0         0.0%           0.00
2012                   45,900       18.3%        48.6%        2,924,500        11.8%          63.71
2013                   30,296       12.1%        60.7%        5,996,333        24.1%         197.92
2014                   57,755       23.0%        83.7%        4,959,590        19.9%          85.87
2015                    7,235        2.9%        86.6%          843,200         3.4%         116.54
2016                   19,825        7.9%        94.5%        1,824,109         7.3%          92.01
2017 and Thereafter    13,754        5.5%       100.0%        2,200,970         8.8%         160.02
Vacant                      0        0.0%       100.0%                0         0.0%           0.00
                      --------   ----------                -------------   ------------   ------------
TOTAL                 250,731      100.0%                   $24,881,463       100.0%        $ 99.24
                      =======    ==========                =============   ============   ============

(1)   Calculated based on approximate square footage occupied by each tenant.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -45-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 667 MADISON AVENUE
--------------------------------------------------------------------------------

o     THE BORROWER. The borrower is 667 Madison Avenue SPE, Inc., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 667 Madison Avenue Loan. The borrower is indirectly owned by The
      Hartz Group, Inc. Hartz Financial Corp and Hartz Financial II Corp., each an affiliate of The Hartz Group, Inc., are guarantors of the certain non-recourse carve-outs under 667 Madison Avenue Loan.

o     ESCROWS. At origination, the borrower deposited $63,200 into a reserve account to cover certain deferred maintenance conditions at the 667
      Madison Avenue Property. The borrower also delivered $1,358,118 into escrow with the lender to cover certain tenant improvements and leasing commissions payable with respect to the 667 Madison Avenue Property. The escrow was comprised of a cash reserve in the amount of $591,632 and a letter of credit in the amount of $766,486. The loan documents require monthly escrows for real estate taxes and insurance. In addition, during any period of time in which the borrower is not directly or indirectly
      100% owned and controlled by The Hartz Group, Inc., the loan documents require the reserve of monthly escrows for tenant improvements, leasing conditions and capital expenditures.

o     LOCK BOX AND CASH MANAGEMENT. The 667 Madison Avenue Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents also require that all cash revenues relating to the property and all other money received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. On each business day, all funds on deposit in the lockbox account are swept to a cash management account under the control of the lender. Provided no event of default is continuing, on each business day, all funds in the cash management account in excess of the monthly debt service, any reserves required under the loan documents and all other amounts then due to the lender will be remitted to an account specified by the borrower. During the continuance of an event of default under the 667 Madison Avenue Loan, the lender may apply any funds in the cash management account to the obligations of the borrower under the 667 Madison Avenue Loan in such order of priority as the lender may determine.

o     PROPERTY MANAGEMENT. The 667 Madison Avenue Property is currently managed by Hartz Mountain Industries, Inc., an affiliate of the borrower, pursuant to a management agreement. Under the management agreement, the borrower pays a management fee in the amount of 3% of the revenues from the 667
      Madison Avenue Property. The lender may require the borrower to replace the property manager if an event of default under the 667 Madison Avenue
      Loan has occurred, the property manager becomes insolvent or upon a material default by the property manager under the property management agreement.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o     TERRORISM INSURANCE. The loan documents require that the "all risk"
      insurance policies required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 667 Madison Avenue Property. In addition, the borrower is required to maintain business interruption insurance covering a period of not less than 18 months from the occurrence of a casualty, plus an extended period of indemnity for 12 months after restoration. The borrower must maintain this terrorism coverage if the Terrorism Risk Insurance Act of 2002
      ("TRIA") or a similar statute is in effect. If at any time TRIA or a similar statute is not in effect and terrorism coverage is commercially available, the borrower is required to maintain coverage, but is not required to pay a premium of more than two times the then-current property and business interruption insurance premium payable with respect to the
      667 Madison Avenue Property. The borrower is permitted to maintain terrorism coverage through a blanket policy. See "Risk Factors--Risk

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -46-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 667 MADISON AVENUE
--------------------------------------------------------------------------------

      Related to the Underlying Mortgage Loans--The Absence of or Inadequacy of
      Insurance Coverage on the Mortgaged Properties May Adversely Affect
      Payments on Your Certificates" in the prospectus supplement.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -47-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - TIAA REXCORP LONG ISLAND PORTFOLIO
--------------------------------------------------------------------------------

              [PHOTO OF TIAA REXCORP LONG ISLAND PORTFOLIO OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -48-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - TIAA REXCORP LONG ISLAND PORTFOLIO
--------------------------------------------------------------------------------

               [MAP OF TIAA REXCORP LONG ISLAND PORTFOLIO OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -49-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - TIAA REXCORP LONG ISLAND PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           5
Location (City/State)                                     Long Island, New York
Property Type                                                            Office
Size (sf)                                                             1,178,081
Percent Leased as of December 8, 2006                                     88.2%

Year Built/Year Renovated                                 1984-2006 / 1999-2000
Appraisal Value                                                    $381,700,000
Underwritten Occupancy                                                    90.7%
Underwritten Revenues                                               $35,747,510
Underwritten Total Expenses                                        $ 15,436,423
Underwritten Net Operating Income (NOI)                            $ 20,311,087
Underwritten Net Cash Flow (NCF)                                   $ 19,150,039
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                 GCFP
Cut-off Date Principal Balance                                     $235,900,000
Cut-off Date Principal Balance PSF/Unit                                 $200.24
Percentage of Initial Mortgage Pool Balance                                3.6%
Number of Mortgage Loans                                                      1
Type of Security                                       Fee Simple and Leasehold
Mortgage Rate                                                            5.647%
Original Term to Maturity (Months)                                          120
Original Amortization Term (Months)                               Interest Only
Cut-off Date LTV Ratio                                                    61.8%
LTV Ratio at Maturity                                                     61.8%
Underwritten DSCR on NOI                                                  1.50x
Underwritten DSCR on NCF                                                  1.41x
--------------------------------------------------------------------------------

o     THE LOAN. The mortgage loan (the "TIAA REXCORP LONG ISLAND PORTFOLIO
      LOAN") is evidenced by a single note and is secured by first mortgages encumbering five class A office buildings located on Long Island, New York consisting of 1,178,081 sf (the "TIAA REXCORP LONG ISLAND PROPERTIES").
      The TIAA RexCorp Long Island Portfolio Loan represents approximately 3.6%
      of the initial mortgage pool balance and 3.9% of the initial sub-pool 1 balance. The TIAA RexCorp Long Island Portfolio Loan was originated on
      January 25, 2007, has an original principal balance and a principal as of the cut-off date of $235,900,000, and has an interest rate of 5.647% per annum. The DSCR and LTV on the TIAA RexCorp Long Island Portfolio Loan are
      1.41x and 61.8%, respectively. The proceeds of the TIAA RexCorp Long
      Island Portfolio Loan were used by the borrower to acquire the TIAA
      RexCorp Long Island Properties along with 10 other properties for a total portfolio acquisition price of approximately $1.14 billion.

      The TIAA RexCorp Long Island Portfolio Loan had an initial term of 120 months, has a remaining term of 119 months and requires payments of interest only for the entire term. The scheduled maturity date is February
      6, 2017. Voluntary prepayment of the TIAA RexCorp Long Island Portfolio
      Loan is prohibited prior to the payment date of November 6, 2016 and permitted on such payment date and thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted from April 6, 2009 (the "TIAA REXCORP LONG ISLAND PORTFOLIO
      INITIAL DEFEASANCE DATE").

o     THE PROPERTIES. The TIAA RexCorp Long Island Properties consist of five office properties on Long Island, New York. The following table presents certain information relating to the TIAA RexCorp Long Island Properties:

                                                                             YEAR BUILT /   PERCENT
                                                   ALLOCATED                     YEAR       LEASED
        PROPERTY NAME              LOCATION       LOAN AMOUNT    SIZE (SF)    RENOVATED     12/2006
------------------------------   -------------   -------------   ---------   ------------   -------

58 South Service Road            Melville, NY    $  76,000,000     298,429       2001        83.1%
68 South Service Road            Melville, NY       70,000,000     300,218       2006        84.8%
395 North Service Road           Melville, NY       39,000,000     198,789       1988        98.9%
50 Charles Lindbergh Boulevard   Uniondale, NY      27,400,000     235,958    1984/2000      92.5%
48 South Service Road            Melville, NY       23,500,000     144,687    1986/1999      83.8%
                                                 -------------   ---------                  -------
TOTAL / AVERAGE                                  $ 235,900,000   1,178,081                   88.2%

      58 SOUTH SERVICE ROAD is a four-story, 298,429 sf class-A office building located in Melville, New York. Built in 2001, amenities at the property include a concierge and a cafe. The buildings located at 58 South Service
      Road and 68 South Service Road are collectively known as RexCorp Executive
      Park. Parking is provided at a ratio of 4.0 spaces per 1,000 sf. Major tenants at the property include Zurich American Insurance (21% of

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -50-          [LOGO] RBS GREENWICH CAPITAL

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      NRA), Salomon Smith Barney (13% of NRA) and Hain Celestial Group (12% of
      NRA). The property is subject to a local government program of payment in lieu of taxes (often known as a PILOT program), which expires on February
      28, 2012.

      68 SOUTH SERVICE ROAD is four-story, 300,218 sf class-A office building built in 2006 and located in Melville, New York. The building is situated on a 14.6-acre site and has a parking a ratio of 8.0 spaces per 1,000 sf.
      Amenities at the property include a concierge. Tenants at the property include Citibank (65.5% of the building's NRA) and HQ Global (12% NRA).
      The property is subject to a PILOT program, which expires on February 28,
      2012.

      395 NORTH SERVICE ROAD is a four-story, 198,789 sf class-A office building located in Melville, New York. Built in 1988, the building is located in the Broadhollow Melville Corridor, a central location in Long Island, New
      York. Amenities at the property include a conferencing facility and a fitness center. Parking is provided at a ratio of 4.0 spaces per 1,000 sf.
      Major tenants at the property include JP Morgan Chase (26% of NRA) and
      Ernst & Young (13% of NRA). The 7.5-acre site is leased from BEWCO Corp.
      under a ground lease that commenced June 15, 1985 and which has an expiration date of June 14, 2033. A new ground lease agreement executed in
      1987 is expected to commence on June 15, 2033 and expire on June 14, 2081.
      The current ground rent payment is $393,550 per annum ($52,473/acre).
      Payments under the ground lease are subject to adjustment every 10 years based on the appraised value of the land as if vacant, subject to a minimum and maximum rent per acre. The next ground rent adjustment is effective June 2010, with a minimum rent per acre of $30,000 and a maximum of $65,000 per acre per annum.

      50 CHARLES LINDBERGH BOULEVARD is a six-story, 235,958 sf Class A office building known as Nassau West Corporate Center and located in Uniondale,
      New York. The property was constructed in 1984. Amenities include a cafe and health club. Parking is provided at a ratio of 5.0 spaces per 1,000
      sf. The largest tenants are Liberty Mutual Insurance (13% of NRA) and HQ
      Global Workplaces (13% of NRA). The 9.125-acre site is leased from the
      County of Nassau under a ground lease that commenced in 1981 and has an initial expiration date of June 27, 2018 with five additional 10 year options followed by one 14 year option. The current ground rent payment is
      $182,500 ($20,000/acre), increasing to $205,312 per annum ($22,500/acre)
      in July 2008 for the remainder of the term, including extensions.

      48 SOUTH SERVICE ROAD is a four-story, 144,687 sf class-A office building located in Melville, New York. Built in 1986, the building features a fitness center and conferencing center. Parking is provided at a ratio of
      4.0 spaces per 1,000 sf. The largest tenant at the property is New York
      Community Bank (29% of NRA).

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -51-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
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TEN LARGEST MORTGAGE LOANS - TIAA REXCORP LONG ISLAND PORTFOLIO
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the TIAA RexCorp Long Island Properties:

                                                                                       % OF TOTAL     ANNUALIZED
                             CREDIT RATING                             ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                            (FITCH/MOODY'S/    TENANT                 UNDERWRITTEN    UNDERWRITTEN    BASE RENT
       TENANT NAME              S&P)(1)         NRSF      % OF NRSF   BASE RENT ($)    BASE RENT      ($ PER SF)    LEASE EXPIRATION
-------------------------   ---------------   ---------   ---------   -------------   ------------   ------------   ----------------

Citibank                      AA+/Aaa/AA        241,123       20.5%      $6,133,333       21.0%         $25.44        1/1/2013 and
                                                                                                                       3/31/2022
Vytra Healthcare LI Inc.       NR/NR/NR          97,381        8.3%       2,213,880        7.6%          22.73         12/31/2007
Zurich American Insurance      NR/NR/A+          62,691        5.3%       2,194,154        7.5%          35.00          5/1/2010
HQ Global Workplaces           NR/NR/NR          66,501        5.6%       1,905,332        6.5%          28.65        6/1/2008 and
                                                                                                                       12/31/2018
JP Morgan Chase                A+/Aa3/A+         51,787        4.4%       1,854,299        6.3%          35.81         3/31/2011
TOTAL LARGEST TENANTS                           519,483       44.1%      14,300,998       48.9%          27.53
Remaining Tenants                               519,044       44.1%      14,947,928       51.1%          28.80
Vacant Space                                    139,554       11.8%
                                              ---------   ---------   -------------   ------------   ------------
TOTAL ALL TENANTS                             1,178,081      100.0%     $29,248,926      100.0%         $28.16
                                              =========   =========   =============   ============   ============

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      The following table presents certain information relating to the lease rollover schedule at the TIAA RexCorp Long Island Properties:

                                          LEASE EXPIRATION SCHEDULE(1)

                                                                                       % OF TOTAL     ANNUALIZED
                                                                       ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             EXPIRING       % OF       CUMULATIVE     UNDERWRITTEN    UNDERWRITTEN    BASE RENT
 YEAR ENDING DECEMBER 31,      NRSF      TOTAL NRSF   OF TOTAL NRSF   BASE RENT ($)    BASE RENT      ($ PER SF)
--------------------------   ---------   ----------   -------------   -------------   ------------   ------------

2007(2)                        152,718      13.0%         13.0%         $3,897,706        13.3%         $25.52
2008                            61,150       5.2%         18.2%          1,258,360         4.3%          20.58
2009                            65,867       5.6%         23.7%          1,974,177         6.7%          29.97
2010                           177,645      15.1%         38.8%          5,919,885        20.2%          33.32
2011                            79,662       6.8%         45.6%          2,822,527         9.7%          35.43
2012                            64,849       5.5%         51.1%          2,259,202         7.7%          34.84
2013                            72,956       6.2%         57.3%          2,364,114         8.1%          32.40
2014                            48,651       4.1%         61.4%          1,476,632         5.0%          30.35
2015                                 0       0.0%         61.4%                  0         0.0%           0.00
2016                            29,113       2.5%         63.9%            909,162         3.1%          31.23
2017 & Thereafter              285,916      24.3%         88.2%          6,367,161        21.8%          22.27
Vacant                         139,554      11.8%        100.0%                  0         0.0%              0
                             ---------   ----------                   -------------   ------------   ------------
TOTAL                        1,178,081     100.0%                      $29,248,926       100.0%         $28.16

(1)   Calculated based on approximate square footage occupied by each tenant.

o     THE BORROWER. The borrowers (collectively the "TIAA REXCORP LONG ISLAND
      BORROWERS") are 4 single-asset, special-purpose, bankruptcy-remote entities, each with an independent director (there are a total of 5 properties; one of the TIAA RexCorp Long Island Borrowers owns two of the properties). Legal counsel to each of the TIAA RexCorp Long Island
      Borrowers delivered a non-consolidation opinion in connection with the origination of the TIAA RexCorp Long Island Portfolio Loan. The sponsor of the TIAA RexCorp Long Island Borrowers is Tri-State Prime Property Venture
      LLC ("PRIME") which is the guarantor under the non-recourse carveouts for the TIAA RexCorp Long Island Portfolio Loan. A subsidiary of Teachers
      Insurance and Annuity Association - College Retirement Equities Fund
      ("TIAA-CREF") owns 85% of the TIAA RexCorp Long Island Properties.
      TIAA-CREF is one of the largest institutional real estate investors in the nation, with a global portfolio of direct or indirect investment of approximately $59 billion. Headquartered in New York City, TIAA-CREF has major offices in Charlotte and Denver as well as dozens of smaller offices in communities nationwide. TIAA-CREF is one of the world's largest retirement systems, with more than $380 billion in

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -52-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
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TEN LARGEST MORTGAGE LOANS - TIAA REXCORP LONG ISLAND PORTFOLIO
--------------------------------------------------------------------------------

      combined assets under management (as of June 30, 2006). RexCorp Realty LLC
      (an entity established by Scott Rechler, Michael Maturo and Jason Barnett,
      the former executives of Reckson Associates Realty Corp. and other senior management of Reckson Associates Realty Corp.) and Marathon Real Estate
      Opportunity Fund ("MARATHON") own a combined 7.5% of the TIAA RexCorp Long
      Island Properties. Marathon is an open-ended fund that launched in August
      2004. The fund is co-headed by Jon Halpern and Ron Bernstein and has assets under management of approximately $350 million. Charles Wang, the founder and retired chairman of the Board of CA, Inc., owns 7.5% of the
      TIAA RexCorp Long Island Properties. Mr. Wang has over $250 million of real estate holdings across the country, but which are primarily focused on Long Island.

      In addition to other customary equity transfer provisions (which allow, among other things, TIAA-CREF (or entities controlled by TIAA-CREF),
      Marathon (or entities controlled by Marathon) and/or any one or more of
      Scott Rechler, Michael Maturo and Jason Barnett to control the TIAA
      RexCorp Long Island Borrowers), the TIAA RexCorp Long Island Portfolio
      Loan documents permit the transfer of a controlling interest (i.e., the controlling interest held by Scott Rechler, Michael Maturo, Jason Barnett and Marathon at closing) in the TIAA RexCorp Long Island Borrowers provided that (a) the transferee is (or is controlled by) an entity that meets certain eligibility criteria set forth in the TIAA RexCorp Long
      Island Portfolio Loan documents (including having assets in excess of $1 billion and capital/statutory surplus or shareholder's equity in excess of
      $500 million); (b) after any such transfer, the Properties are managed by a manager that meets certain eligibility requirements (including at least five (5) years' experience in the management of commercial properties with similar uses as the TIAA RexCorp Long Island Properties in the New York
      Metropolitan area); and (c) in the case of a transfer to an entity unaffiliated with the TIAA RexCorp Long Island Borrowers, the payment of a transfer fee ($100,000 with respect to the first such transfer and 0.25%
      of the then outstanding principal amount of the TIAA RexCorp Long Island
      Portfolio Loan for each subsequent transfer), (y) payment of all legal and other out-of-pocket costs reasonably incurred by the lender in connection with such transfer and (z) the execution and delivery of a replacement recourse guaranty from a pre-approved transferee or another person or entity (i) acceptable to the lender in its reasonable discretion and (ii)
      receipt of a rating agency confirmation letter.

o     RELEASE OF COLLATERAL. The TIAA RexCorp Long Island Portfolio Loan permits the release of any one or more of the TIAA RexCorp Long Island Properties after the TIAA RexCorp Long Island Portfolio Initial Defeasance Date,
      subject to the satisfaction of certain conditions, including (i) the delivery of defeasance collateral in an amount equal to (a) 105% of the allocated loan amount for the property being released, if the allocated loan amount for the property being released (when combined with the allocated loan amounts of any prior properties released) is less than or equal to $94,360,000 or (b) 115% of the allocated loan amount for the property being released, if the property being released (when combined with the allocated loan amounts of any prior properties released) is greater than $94,360,000, (ii) no event of default then exists (other than an event of default which is being cured simultaneously therewith); (iii)
      that, after giving effect to such release and defeasance, the DSCR
      (calculated using actual cash flow and the actual debt service constant)
      for all of the remaining TIAA RexCorp Long Island Properties is no less than 1.20x, (iv) if the date of the proposed release occurs on or after
      February 6, 2015, after giving effect to such release and partial defeasance, the aggregate LTV for all of the then remaining properties is not greater than 61.8% and (v) the satisfaction of certain other standard conditions as specified in the TIAA RexCorp Long Island Portfolio Loan documents. If the date of a proposed release occurs on or after February
      6, 2014, such release will only be permitted in connection with a sale of such TIAA RexCorp Long Island Properties which is pursuant to an arms'
      length agreement with a third-party not affiliated with any TIAA RexCorp
      Long Island Borrower and in which no TIAA RexCorp Long Island Borrower and no affiliate of any TIAA RexCorp Long Island Borrower has any controlling interest or any beneficial or economic interest in excess of 25% of the entire beneficial and economic interests in such third-party.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -53-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - TIAA REXCORP LONG ISLAND PORTFOLIO
--------------------------------------------------------------------------------

o     SUBSTITUTION OF COLLATERAL. Prior to August 6, 2016, the TIAA RexCorp Long
      Island Portfolio Loan permits the release of one (or two, in the case of a simultaneous release/substitution of the 58 and 68 South Service Road properties only) of the TIAA RexCorp Long Island Properties by simultaneously substituting one (or two, in the case of a simultaneous release/substitution of the 58 and 68 South Service Road properties)
      property, subject to the satisfaction of certain conditions set forth in the TIAA RexCorp Long Island Portfolio Loan documents, including, without limitation, that (i) the TIAA RexCorp Long Island Borrowers have paid to the lender (A) a fee equal to the greater of (x) 0.25% of the allocated loan amount for the TIAA RexCorp Long Island Property(ies) being released and (y) $50,000 and (B) all costs and expenses incurred by the lender;
      (ii) the lender has received an appraisal, which is not more than 90 days old, of the substitute property(ies) indicating an aggregate fair market value of the substitute property(ies) that is equal to or greater than the fair market value of the released property(ies), (iii) after giving effect to the applicable release(s) and substitution(s), the DSCR (calculated using actual cash flow and the actual debt service constant) for all of the remaining TIAA RexCorp Long Island Properties is not less than 1.20x, provided that the TIAA RexCorp Long Island Borrowers may partially defease the TIAA RexCorp Long Island Portfolio Loan in an amount necessary to meet this DSCR condition simultaneously with the release(s) and substitution(s)
      in question, (iv) after giving effect to the applicable release(s) and substitution(s), the aggregate LTV for the remaining TIAA RexCorp Long
      Island Properties and the substitute property(ies) is not greater than
      80%, (v) the lender has received confirmation from each rating agency that the substitution would not cause the downgrade, withdrawal or qualification of any rating then assigned to any outstanding certificates, and (vi) the weighted average of the then remaining unexpired terms of the leases in effect at the substitute property(ies) will either (x) be equal to or longer than the weighted average of the then remaining unexpired terms of the leases in effect at the released property(ies), or (y) expire no earlier than February 6, 2019; provided that, in the event that the fair market value of the substitute property(ies) is less than the fair market value of the released property(ies), the TIAA RexCorp Long Island
      Borrowers may, in order to satisfy the condition described in clause (ii)
      above, partially defease the TIAA RexCorp Long Island Portfolio Loan in an amount at least equal to the difference between the fair market value of the released property(ies) and the fair market value of the substitute property(ies) up to 30% of the fair market value of the released property(ies)).

o     ESCROWS AND RESERVES. The TIAA RexCorp Long Island Loan provides for upfront and ongoing reserves as follows:

      Tax and Insurance Reserve: The TIAA RexCorp Long Island Borrowers are
      required to make monthly contributions into a tax and insurance reserve account in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay impositions, such as taxes and insurance premiums, over the succeeding twelve months.

      Ground Rent Reserve: The TIAA RexCorp Long Island Borrowers are required to make monthly contributions into a ground rent reserve account in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay ground rent payments over the succeeding twelve months.

      Capital Expense and Leasing Reserves: The TIAA RexCorp Long Island
      Borrowers will be required to make monthly contributions into a capital expenditure and leasing reserve account if (i) the subsidiary of TIAA-CREF
      (or other controlled affiliates of TIAA-CREF) described above no longer owns at least 50% of the aggregate equity interests in the TIAA RexCorp
      Long Island Borrowers and the lender has not determined that the transferee(s) of such interests are sufficiently creditworthy, to warrant the continued non-collection of capital expenditure and leasing reserves and (ii) the LTV of the TIAA RexCorp Long Island Portfolio Loan is greater than 65%. Notwithstanding the foregoing, with respect to each of the TIAA
      RexCorp Long Island Properties each of the required reserves for such TIAA
      RexCorp Long Island Property may be suspended if 95% of such

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -54-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - TIAA REXCORP LONG ISLAND PORTFOLIO
--------------------------------------------------------------------------------

      TIAA RexCorp Long Island Property is leased pursuant to a "triple net"
      lease to a tenant that (1) has a credit rating of at least "BBB-" by S&P
      (or its equivalent by Fitch or Moody's) or such tenant (or the guarantor of any such tenant's obligations under its lease) is otherwise creditworthy in the lender's reasonable judgment, (2) is required to pay, and actually pays, the costs otherwise payable from the reserves described in this paragraph and (3) satisfies certain other conditions set forth in the TIAA RexCorp Long Island Portfolio Loan documents.

      Letter of Credit: The TIAA RexCorp Long Island Borrowers are also permitted to post letters of credit in lieu of funding the real estate taxes, insurance and ground rent reserves. Such letters of credit must be issued by (i) JPMorgan Chase, N.A., (ii) another financial institution having long term unsecured debt obligations rated at least "AA" by Fitch and S&P and "Aa2" by Moody's or (iii) any other financial institution acceptable to the lender in its reasonable discretion.

o     LOCK BOX AND CASH MANAGEMENT. The TIAA RexCorp Long Island Portfolio Loan
      requires a hard lock box, which is already in place. The TIAA RexCorp Long
      Island Portfolio Loan documents require the TIAA RexCorp Long Island
      Borrowers to direct tenants to pay their rents directly to a lender controlled lockbox account. The TIAA RexCorp Long Island Portfolio Loan documents also require that all rents received by (or on behalf of) the
      TIAA RexCorp Long Island Borrowers or the property manager be deposited into such lender-controlled lockbox account (as well as any other rents, receipts, certain security deposits or payments related to lease termination or default) within two business day after receipt and that funds deposited in such lender-controlled lockbox account be swept on a daily basis into the TIAA RexCorp Long Island Borrowers' operating account unless (i) a mezzanine loan permitted under the TIAA RexCorp Long Island
      Portfolio Loan documents is outstanding, in which case such amounts will be applied through the cash management "waterfall" established under TIAA
      RexCorp Long Island Portfolio Loan or (ii) an event of default is continuing, in which case, such amounts will either be swept into another account controlled by lender and held as cash collateral for the TIAA
      RexCorp Long Island Portfolio Loan (which amounts lender may (but is not required to) apply to prepay a portion of the TIAA RexCorp Long Island
      Portfolio Loan) or applied by the lender (at the lender's option) in accordance with the above referenced cash management "waterfall".

o     PROPERTY MANAGEMENT. RexCorp Property Management LLC, an affiliate of the
      TIAA RexCorp Long Island Borrowers, is the property manager for all of the
      TIAA RexCorp Long Island Properties. The property manager receives a management fee on the TIAA RexCorp Long Island Properties equal to 3.0% of gross revenues from the TIAA RexCorp Long Island Properties. The lender may require that the TIAA RexCorp Long Island Borrowers terminate the property manager following one or more of the following events: (i) an event of default is continuing under the TIAA RexCorp Long Island
      Portfolio Loan, (ii) the property manager is in material default under the applicable management agreement(s) beyond applicable notice and cure periods, or (iii) upon the gross negligence, malfeasance or willful misconduct of the property manager that results in a material adverse effect on the TIAA RexCorp Long Island Property(ies) in question and/or any of the TIAA RexCorp Long Island Borrowers.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. There is currently no mezzanine or subordinate indebtedness. The TIAA RexCorp Long Island Portfolio Loan documents permit mezzanine financing from an entity that meets certain eligibility criteria set forth in the TIAA RexCorp Long Island Portfolio
      Loan documents or an entity approved by the lender and the rating agencies to the holder or holders of all of the direct and indirect ownership interests in the TIAA RexCorp Long Island Borrowers, provided that the mezzanine lender enters into an intercreditor agreement with lender and that the approved mezzanine loan: (i) will be in an amount that when added to the TIAA RexCorp Long Island Portfolio Loan, will result in an aggregate LTV of the TIAA RexCorp Long Island Properties of no greater than 85%, (ii) will result in the TIAA RexCorp Long Island Properties having an aggregate DSCR of not less than 1.00x (based on actual net operating income and an

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -55-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - TIAA REXCORP LONG ISLAND PORTFOLIO
--------------------------------------------------------------------------------

      assumed 7.50% debt service constant), (iii) has a market interest rate and is otherwise on terms and conditions reasonably acceptable to the lender and evidenced by TIAA RexCorp Long Island Portfolio Loan documents which have been reasonably approved by the lender, (iv) is not secured by any collateral securing the TIAA RexCorp Long Island Portfolio Loan, (v)
      creates no obligations or liabilities on the part of the TIAA RexCorp Long
      Island Borrowers and results in no liens on any portion of any TIAA
      RexCorp Long Island Property or any other collateral securing the TIAA
      RexCorp Long Island Portfolio Loan and (vi) either (A) has a term expiring on the February 6, 2017 if after giving effect to such mezzanine loan, the aggregate DSCR (based on actual net operating income and an assumed 7.50%
      debt service constant) of the TIAA RexCorp Long Island Properties is less than 1.08x or (B) has a term expiring no earlier than February 6, 2012 if after giving effect to such mezzanine loan, the aggregate DSCR (based on actual net operating income and an assumed 7.50% debt service constant) of the TIAA RexCorp Long Island Properties is greater than or equal to 1.08x.

o     TERRORISM INSURANCE. The TIAA RexCorp Long Island Portfolio Loan documents require the TIAA RexCorp Long Island Borrowers to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the TIAA
      RexCorp Long Island Properties, provided such coverage is available. In the event that coverage for terrorism is not included as part of the "all risk" property policy, the TIAA RexCorp Long Island Borrowers will be required to obtain coverage for terrorism (in the form of stand alone coverage) to the extent available, in an amount equal to 100% of the replacement cost of the TIAA RexCorp Long Island Properties, subject to a premium cap of $916,080, adjusted annually by a percentage equal to the increase in the "consumer price index". See "Risk Factors--Risk Related to the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance
      Coverage on the Mortgaged Properties May Adversely Affect Payments on Your
      Certificates" in the prospectus supplement.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -56-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PEACHTREE CENTER
--------------------------------------------------------------------------------

                       [PHOTO OF PEACHTREE CENTER OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -57-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PEACHTREE CENTER
--------------------------------------------------------------------------------

                        [MAP OF PEACHTREE CENTER OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -58-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
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TEN LARGEST MORTGAGE LOANS - PEACHTREE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           3
Location (City/State)                                          Atlanta, Georgia
Property Type                                                   Office / Retail
Size (sf)                                                             2,548,655
Percentage Occupancy as of January 1, 2007                                64.2%
Year Built                                                              Various
Appraisal Value                                                    $221,800,000
Underwritten Occupancy                                                    85.0%
Underwritten Revenues(1)                                             43,589,447
Underwritten Total Expenses(1)                                       20,942,154
Underwritten Net Operating Income (NOI)(1)                           22,647,293
Underwritten Net Cash Flow (NCF)(1)                                  19,654,782
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                 GCFP
Cut-off Date Principal Balance                                     $207,600,000
Cut-off Date Principal Balance PSF/Unit                                  $81.45
Percentage of Initial Mortgage Pool Balance                                3.2%
Number of Mortgage Loans                                                      1
Type of Security                                         Fee Simple / Leasehold
Mortgage Rate                                                            6.044%
Original Term to Maturity (Months)                                           66
Original Amortization Term (Months)                               Interest Only
Cut-off Date LTV Ratio(2)                                                 78.0%
LTV Ratio at Maturity(2)                                                  78.0%
Underwritten DSCR on NOI(1)                                               1.78x
Underwritten DSCR on NCF(1)                                               1.54x
--------------------------------------------------------------------------------

(1)   The GCFP underwritten NCF assumes the lease-up of vacant the office and retail space to a market occupancy of 85% at the Peachtree Center
      Property. GCFP leased-up the vacant space based on a weighted average market rent of $18 psf FSG at Marquis, $16.31 psf FSG at 4-Pack, and
      $28.50 psf FSG at the Peachtree Center Mall properties. Exclusive of this adjustment, the NCF would be $13,813,716 and DSCR would be 1.08x. The DSCR based on the Peachtree Center Loan net of the Debt Service Reserve,
      Leasing Reserve and Capital Improvement Reserve (described below) would be
      1.36x.

(2)   LTV calculated adding $44,477,863 in total Capital Improvements, Leasing and Debt Service reserves held by lender.

o     THE LOAN. The mortgage loan (the "PEACHTREE CENTER LOAN") is evidenced by a single note and is secured by first mortgages encumbering a 2.5 million sf office/retail complex within the central business district of Atlanta,
      Georgia (the "PEACHTREE CENTER PROPERTY"). The Peachtree Center Loan
      represents approximately 3.2% of the initial mortgage pool balance and
      3.4% of the initial sub-pool 1 balance. The Peachtree Center Loan was originated on December 6, 2006, has an original principal balance and a principal balance as of the cut-off date of $207,600,000, and an interest rate of 6.044%. The DSCR and LTV on the Peachtree Center Loan are 1.54x
      and 78.0%, respectively. The proceeds of the Peachtree Center Loan were used to acquire the Peachtree Center Property for approximately $214.9 million (inclusive of some funded landlord obligations), fund $44.9 million of reserves, and pay approximately $2.5 million of closing costs, for a total cost of $262.3 million. Including reserves, escrows and closing costs, the borrowers contributed approximately $54.7 million in equity to the PEACHTREE CENTER PROPERTY at origination.

      The Peachtree Center Loan had an initial term of 66 months, has a remaining term of 64 months and requires payments of interest only for the entire term. The scheduled maturity date is July 6, 2012. Voluntary prepayment of $75 million of the Peachtree Center Loan is permitted at any time subject to the payment of a yield maintenance premium. Voluntary prepayment of the remaining $132.6 million of the Peachtree Center Loan is prohibited prior to the payment date of April 6, 2012 and permitted thereafter without penalty. Defeasance of $132.6 million of the Peachtree
      Center Loan with United States government securities is permitted from
      April 6, 2009.

o     THE PROPERTY. The Peachtree Center Property is comprised of (i) the fee interest in two class-A- office towers ("MARQUIS ONE" and "MARQUIS TWO"
      and collectively, "MARQUIS") (totaling 946,115 sf) and the Courtland
      Garage, (ii) a leasehold interest (and fee interest, with respect to parking) in four class-B office buildings ("4-PACK") (totaling 1,468,514
      sf), the Peachtree and International Garages, and (iii) a leasehold interest in the Peachtree Center Mall (the "PEACHTREE CENTER MALL")
      (totaling 134,026 sf), all located in the central business district of
      Atlanta, Georgia. The Peachtree Center Property spans three blocks along the east side of Peachtree Street atop the Peachtree Center Metropolitan
      Atlanta Rapid Transit Authority ("MARTA") stop. MARTA provides direct covered access to the Peachtree Center Property along the system's
      North/South line, which runs south to the airport and north to the highly populated Midtown, Buckhead, and Sandy Springs submarkets. The Peachtree
      Center Property is located within blocks of over 8.2 million square feet of convention space and

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -59-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PEACHTREE CENTER
--------------------------------------------------------------------------------

      11,000 hotel rooms, including the Marriott Marquis Hotel, the Westin
      Peachtree Plaza, Ritz Carlton, Hilton, and Sheraton.

      MARQUIS

      Marquis One is a 28-story, 474,460-sf Class A- office tower located on the northeast corner of Peachtree Center Avenue and Harris Street. The building is directly connected to both the Harris Tower and the Marriott
      Marquis Hotel. Originally built in 1985, the property features approximate
      18,000-sf floor plates and 141 parking below grade spaces. Marquis One is currently 64.6% leased.

      Marquis Two, the mirror image property of Marquis One, is a of 28-story,
      471,655 sf class A office building with 115 dedicated below grade parking spaces situated on the opposite (north) side of the Marriott Marquis.
      Originally built in 1988, the building is 68.3% leased, the majority of which is three tenants.

      4-PACK

      Harris Tower is a 27-story, 414,213 sf Class B office building originally developed in 1976. The property is encumbered by two ground leases. The approximate 15,000 sf floor plates are ideal for smaller or medium-sized full-floor users. Harris Tower features 202 dedicated parking spaces below grade. Harris Tower is located at the southwest corner of Peachtree Center
      Avenue and Harris Street and is directly connected to Marquis One, North
      Tower, the Peachtree Athletic Club, Courtland Garage, the Hyatt Regency
      Hotel and Peachtree Center Mall.

      International Tower is a 27-story, 443,295 sf Class B office building originally developed in 1974. The property is encumbered by three ground leases. International Tower is situated on the opposite (south) side of
      Peachtree Center Mall from Harris Tower and offers direct access to South
      Tower and the International Garage (via a walkway across Andrew Young
      International Boulevard).

      North Tower is a 24-story, 303,787 sf Class B office building developed in
      1969. North Tower is encumbered by one ground lease. The building sits at the southeast corner of Peachtree Street and Harris Street, on the same block as Harris Tower and International Tower, directly behind the
      Peachtree Center Mall. The property has 60 dedicated parking spaces and features direct access to the Peachtree Center MARTA station, Peachtree
      Center Mall, Harris Tower and South Tower.

      South Tower is a 24-story, 307,219 sf Class B office building developed in
      1969. The South Tower is encumbered by one ground lease. Direct access is available to the Peachtree Center Mall, International Tower, and the North
      Tower.

      PEACHTREE CENTER MALL

      Peachtree Center Mall is a four-story, 134,026-sf retail center built in
      1974. The mall includes 25,747 sf located in the Harris Tower, North
      Tower, South Tower, and International Tower ground floors (such space is not included in the office building sf shown above). The remaining space is located below ground under the 4-Pack and at the plaza level. The retail center sits along Peachtree Center Avenue and is surrounded by the
      4-Pack. Two escalators provide direct access from the mall to the
      Peachtree Center MARTA station. The property is encumbered by one ground lease.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -60-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PEACHTREE CENTER
--------------------------------------------------------------------------------

      PEACHTREE ATHLETIC CLUB

      The Peachtree Athletic Club is an approximately 72,000 sf building situated on top of the Courtland Garage. The square footage of this building is not included in the collateral's leaseable space as it is an amenity to the overall collateral package and is not easily convertible to other uses. The Peachtree Athletic Club is managed by Plus One. The sponsor has indicated that is may cease operations at Peachtree Athletic
      Club and build a fitness center available to its tenants within one of the existing office buildings of the collateral.

      GARAGES

      The collateral includes three parking garages, totaling 3,599 spaces
      (aside from the various parking in the individual office buildings):
      Peachtree Garage, Courtland Garage, and International Garage. The
      Peachtree Garage is encumbered by three ground leases, and the
      International Garage is encumbered by one ground lease.

      The largest tenant within the Peachtree Center Property is Deloitte
      Consulting, which occupies 127,221 sf (8.67% NRA; exp. January 31, 2012)
      in Marquis Two and has been at the Peachtree Center Property since
      November 2001. The tenant's current rental rate is $26.10 psf. Deloitte
      Consulting is a subsidiary of Deloitte Touche U.S.A. specializing in
      e-business consulting and serving businesses in health care, manufacturing, financial services, energy, the public sector and communications.

      Rogers & Hardin occupies 54,640 sf (3.72% NRA; exp. February 1, 2015) in
      International Tower. Rogers & Hardin is a law firm of approximately 50 attorneys that represents clients in a wide variety of complex business transactions and commercial disputes. International Tower serves as the firm's headquarters.

      Carlock, Copeland, Semler & Stair LLP occupies 54,603 sf (3.72% NRA; exp.
      January 17, 2020) in Marquis Two. The current lease was originally executed in September 2003 for 36,402 sf, and the tenant expanded into another full floor in January 2006. Carlock Copeland is a law firm specializing in defense litigation. Founded in 1970, the firm has three locations in Georgia and South Carolina. The firm has been within the
      Peachtree Center facility since its 1970 inception.

      Parker, Hudson, Rainer & Dobbs LLP occupies 53,160 sf (11.3% NRA; expiring
      May 31, 2013) in Marquis Two. The tenant originally took occupancy in
      43,205 sf in May 2003, expanded by 3,538 sf in May 2004 and by 6,417 sf in
      April 2006. Parker, Hudson, Rainer & Dobbs LLP is a multi-specialty law firm with practice areas in commercial lending, bankruptcy, corporate, health, litigation, real estate, and tax & employee benefits law. Parker,
      Hudson is headquartered at Peachtree Center and it has one other office in
      Tallahassee.

      Peachtree Center Mall is currently 79.7% occupied. The mortgaged property contains approximately 50-60 specialty shops catering to Peachtree Center office building employees, including banks, travel services, clothing stores, florists, optical service, hair stylist and shoe shine and repairs. The largest tenant is Brooks Brothers, renting 11,960 sf through
      March 2011. The mall's food court features six full-service restaurants and many fast-food options. The average in-place rental rate of the mall is $28.30 psf.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -61-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PEACHTREE CENTER
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Peachtree Center Property:

                                                                                       % OF TOTAL     ANNUALIZED
                             CREDIT RATING                             ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                            (FITCH/MOODY'S/    TENANT                 UNDERWRITTEN    UNDERWRITTEN    BASE RENT
       TENANT NAME              S&P)(1)         NRSF      % OF NRSF   BASE RENT ($)    BASE RENT      ($ PER SF)    LEASE EXPIRATION
-------------------------   ---------------   ---------   ---------   --------------------------------------------------------------

Deloitte Consulting            NR/NR/NR         127,221        5.0%    $3,320,468         10.8%         $26.10         1/31/2012
Parker Hudson                  NR/NR/NR          53,160        2.1%     1,278,179          4.1%          24.04       5/31/2010 and
                                                                                                                       5/31/2013
West Group(2)                  NR/NR/NR          59,972        2.4%     1,133,471          3.7%          18.90         1/31/2008
Carlock, Copeland              NR/NR/NR          54,603        2.1%     1,064,760          3.4%          19.50         1/17/2020
Rogers & Hardin                NR/NR/NR          54,640        2.1%      865,555           2.8%          15.84         1/31/2015
TOTAL LARGEST TENANTS                           349,596       13.7%     7,662,433         24.8%          21.92
Remaining Tenants                             1,287,759       50.5%    23,221,063         75.2%          18.03
Vacant Space                                    911,300       35.8%
                                              ---------   ---------   -------------   ------------   ------------
TOTAL ALL TENANTS                             2,548,655      100.0%    $30,883,496       100.0%         $18.86

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   The West Group, Inc., a subsidiary of a Canadian publisher, vacated its entire space in 2002 following its acquisition of the original tenant
      (American Information, Inc.) in 1999. However, the tenant has continued to pay rent.

      The following table presents certain information relating to the lease rollover schedule at the Peachtree Center Property:

                                          LEASE EXPIRATION SCHEDULE(1)

                                                                                       % OF TOTAL     ANNUALIZED
                                                                       ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             EXPIRING       % OF       CUMULATIVE     UNDERWRITTEN    UNDERWRITTEN    BASE RENT
 YEAR ENDING DECEMBER 31,      NRSF      TOTAL NRSF   OF TOTAL NRSF   BASE RENT ($)    BASE RENT      ($ PER SF)
--------------------------   ---------   ----------   -------------   -------------   ------------   ------------

2007                           156,957       6.2%          6.2%         $2,683,338         8.7%        $17.10
2008                           253,590       9.9%         16.1%          5,268,335        17.1%         20.78
2009                           168,316       6.6%         22.7%          3,555,187        11.5%         21.12
2010                           145,235       5.7%         28.4%          2,773,841         9.0%         19.10
2011                            83,609       3.3%         31.7%          1,645,961         5.3%         19.69
2012                           205,458       8.1%         39.8%          4,886,062        15.8%         23.78
2013                            55,884       2.2%         41.9%          1,205,587         3.9%         21.57
2014                            60,265       2.4%         44.3%          1,140,640         3.7%         18.93
2015                           218,619       8.6%         52.9%          3,525,933        11.4%         16.13
2016                           131,243       5.1%         58.0%          2,077,094         6.7%         15.83
2017 & Thereafter              158,179       6.2%         64.2%          2,121,518         6.9%         13.41
Vacant                         911,300      35.8%        100.0%
                             ---------   ----------                   -------------   ------------   ------------
TOTAL                        2,548,655     100.0%                      $30,883,496       100.0%        $18.86

(1)   Calculated based on approximate square footage occupied by each tenant.

o     THE BORROWERS. ACP Marquis I LLC, ACP Marquis II LLC, ACP Courtland Garage
      LLC, ACP International Garage LLC, ACP Peachtree Center LLC and ACP 161
      Peachtree Center Garage LLC, (collectively, the "PEACHTREE CENTER
      BORROWERS"), are six special purpose, bankruptcy remote entities each with two independent directors. Legal counsel to the Peachtree Center Borrowers delivered a non-consolidation opinion in connection with the origination of the Peachtree Center Loan. The sponsor of the Peachtree Center
      Borrowers is a joint venture between America's Capital Partners ("ACP")
      and DLF Immobilienportfolio Walter Fink-KG ("DLF"). ACP is a private real estate investment company founded in 1998. ACP's current office portfolio consists of 7.2 million sf. ACP owns office properties in Atlanta, North
      Carolina, Pennsylvania, Virginia, and Washington, D.C. ACP also holds a
      322,000 sf self-storage portfolio and 40.5 acres of undeveloped land in
      South Florida. DLF was formed in 2002 combining 17 separate funds created to invest in real estate in Germany and the United States. Since 2002, DLF has acquired 47 properties with an estimated market value of $688 million of which $478 million is located in the U.S. DLF's current U.S. real estate

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -62-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PEACHTREE CENTER
--------------------------------------------------------------------------------

      holdings consist of 3.0 million sf of office space with an estimated market value of $478 million. All of DCF's U.S. real estate holdings are located in Georgia, Texas, and Florida with 185,000 sf located in Atlanta.
      The loan documents permit ACP (directly or through affiliates) to acquire all or portions of the direct or indirect interest of DLF and its affiliates in one or more of the Peachtree Center Borrowers, and DLF
      (directly or through affiliates) to acquire all or portions of the direct or indirect interest of ACP and its affiliates in one or more of the
      Peachtree Center Borrowers.

o     RELEASE OF COLLATERAL. The Peachtree Center Loan documents permit the release of any mortgaged property from the lien of the mortgage and the release of the related borrowers owning such mortgaged property from liability under the loan documents, subject to satisfaction of certain conditions, including: (i) either (or a combination of) prepayment with payment of prepayment consideration specified in the loan documents
      (provided that not more than $75,000,000 of the mortgage loan may be prepaid rather than defeased) and/or partial defeasance of the mortgage loan in an amount equal to the greater of (a) between 105% and 120% of the allocated loan amount for the property being released (with the applicable percentage described in this clause (a) (the "PEACHTREE ALA PERCENTAGE")
      determined as described below), or (b) between 80% and 100% (with the applicable percentage described in this clause (b) (the "PEACHTREE
      PROCEEDS PERCENTAGE") determined as described below) of either the net sales proceeds (after costs and expenses of sale) from the third party sale of the mortgaged property or, if the mortgaged property is not sold in a third party sale, the fair market value of the mortgaged property as determined by appraisal; (ii) achieving a DSCR with respect to the mortgaged properties remaining immediately after such release (calculated on the basis of a debt service constant of 7.22858% applied to the undefeased loan balance) not less than the greater of (x) the debt service coverage ratio with respect to the mortgaged properties immediately prior to such release and (y) between 1.00x and 1.20x (with the applicable debt service coverage ratio described in this clause (y) (the "PEACHTREE DSCR
      RATIO") determined as described below); and (iii) satisfaction, based upon then current appraised market values, of a loan to value ratio for the remaining mortgaged properties of not greater than the lesser of (xx) the loan to value ratio with respect to the mortgaged properties immediately prior to such release and (yy) between 75% and 80% (with the applicable loan to value ratio described in this clause (yy) (the "PEACHTREE LTV
      RATIO") determined as described below). The Peachtree ALA Percentage is either (a) 120% if the mortgaged property to be released is not being sold in a third party sale if and to the extent the total partial release prepayments and/or partial defeasance amounts in connection with the release of mortgaged properties not sold in third party sales exceeds
      $25,000,000 during the term of the loan, or otherwise (b) 105% for the portion of the prepayments and/or partial defeasances that aggregate up to the first $20,760,000 of the prepaid and/or partially defeased loan, 110%
      for the next portion of the prepayments and/or partial defeasances until the total prepayments and/or partial defeasances aggregate $51,900,000, and 115% thereafter. The Peachtree Proceeds Percentage is determined pursuant to the loan documents and is either (x) 100% if the mortgaged property to be released is not being sold in a third party sale, or otherwise (y) 90% for the portion of the prepayments and/or partial defeasances that aggregate up to the first $20,760,000 of the prepaid and/or partially defeased loan, and 80% thereafter. The Peachtree DSCR
      Ratio is determined pursuant to the loan documents and is 1.00x for the portion of the prepayments and/or partial defeasances that aggregate up to the first $20,760,000 of the prepaid and/or partially defeased loan, 1.10x for the next portion of the prepayments and/or partial defeasances until the total prepayments and/or partial defeasances aggregate $51,900,000, and 1.20x thereafter. The Peachtree LTV Ratio is determined pursuant to the loan documents and is 80% for the portion of the prepayments and/or partial defeasances that aggregate up to the first $20,760,000 of the prepaid and/or partially defeased loan, and 75% thereafter.

o     GROUND LEASE/GROUND LEASE BUYOUT. Harris Tower, International Tower, North
      Tower, South Tower, Peachtree Center Mall, Peachtree Garage and
      International Garage consist of twelve separate leasehold interest

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -63-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PEACHTREE CENTER
--------------------------------------------------------------------------------

      under twelve separate ground leases. In the case of each ground lease, (i)
      the ground lessor is not required to enter into a new lease with the mortgagee if the ground lease is terminated due to a default or in connection with a bankruptcy by the ground lessee or otherwise, and (ii)
      the ground lessor is not required to obtain the consent of the mortgagee prior to entering into any amendment of the ground lease. The related
      Peachtree Center Borrowers have covenanted in the loan documents not to amend or terminate any of the ground leases without mortgagee consent, and the carveout guarantors have provided a personal recourse guaranty with respect to such covenant. The Peachtree Center Loan documents permit the
      Peachtree Center Borrowers to acquire the fee interest under each such respective ground lease (in whole or in part) so long as, among other things, the priority and enforceability of the lien of the mortgage is unimpaired and spreads to such acquired fee interest and Peachtree Center
      Borrowers delivers to lender an estoppel from ground lessor confirming the termination (partial or full) of the respective ground lease.

o     ESCROWS. The Peachtree Center Loan provides for upfront and ongoing reserves as follows:

      Tax and Insurance Reserve: On each payment date, the Peachtree Center
      Borrowers are required to make monthly contributions into a tax and insurance reserve account in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums, over the succeeding twelve months. The funds in such account will be used to pay for taxes and insurance premiums.

      Leasing Reserve: At closing, $26,577,863 was deposited into a leasing reserve account. The leasing reserve is available for use by the Peachtree
      Center Borrowers for approved leasing costs pursuant to certain leasing standards and criteria and, of such amount, up to $30/rsf of the leasing reserve may be used to build out "speculative space" on a rolling basis and up to $2,413,124 of the leasing reserve is available to pay leasing improvement costs and commissions for certain scheduled leases existing as of the closing date of the Peachtree Center Loan.

      Debt Service Reserve: At closing, $8,600,000 was deposited into a debt service reserve account. The debt service reserve account is available to address any debt service shortfall over the life of the Peachtree Center
      Loan. Upon the property achieving a 1.10x DSCR (using a 30-year amortization debt service constant), the balance of the debt service reserve will be released to the Peachtree Center Borrowers. If and during such time the DSCR (using a 30-year amortization debt service constant) is at least 1.00x, then after the leasing reserve has been spent for leasing the currently vacant space, funds from the debt service reserve will be available for further leasing costs, project capital, or lease or ground-lease buy outs, if any.

      Capital Improvement Reserve. At closing, $9,300,000 was deposited into the a replacement reserve account to be used for planned capital improvements at the Peachtree Center Property.

      Ground Rent Reserve. At closing, $425,524 (equal to one year of ground rent payments) was deposited into a ground lease reserve account. The ground lease reserve account shall not be available for disbursement to the Peachtree Center Borrowers, but are available to lender (in its discretion) to cure any existing or occurring default under the respective ground leases.

o     LOCK BOX AND CASH MANAGEMENT. The Peachtree Center Loan requires a hard lock box, which is already in place. The loan documents require the
      Peachtree Center Borrowers to direct tenants to pay their rents directly to a lender controlled account. The Peachtree Center Loan documents also require that all rents received by the Peachtree Center Borrowers or property manager be deposited into the lockbox account within two business days after receipt. On each regularly scheduled payment date, any amounts remaining in the lender controlled account, after the payment of any debt service and required reserves (if any), are returned to the Peachtree

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -64-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PEACHTREE CENTER
--------------------------------------------------------------------------------

      Center Borrowers, unless (i) an event of default is continuing under the loan agreement, or (ii) the DSCR is less than 1.05x for any calendar quarter, at which point excess cash flow, after funding an additional reserve to pay operating expenses, will be swept (the "PEACHTREE CENTER
      CASH SWEEP") and held in a lender-controlled account as additional collateral for the Peachtree Center Loan. The additional collateral will be released and the Peachtree Center Sweep will terminate when either (i)
      such event of default no longer exists, or (ii) the DSCR increases above
      1.05x for two consecutive calendar quarters, as applicable.

o     PROPERTY MANAGEMENT. The Peachtree Center Property is currently managed by
      ACP Realty Services LLC, an affiliate of the Peachtree Center Borrowers, pursuant to a management agreement. ACP Realty Services LLC is a full service leasing, management and investment company. Under the Peachtree
      Center Loan, the property manager's fee can not exceed 4% of the revenue from the Peachtree Center Property. The lender may require the Peachtree
      Center Borrowers to cease managing the property or replace the property manager, as the case may be, if (i) an event of default under the
      Peachtree Center Loan has occurred; (ii) fraud, gross negligence, malfeasance or willful misconduct arising from or in connection with its performance under the management agreement; and (iii) change in control of the property manager. Leasing commissions are payable separately under a leasing agreement. CBRE is the current office leasing agent.

o     MEZZANINE FINANCING. The loan documents permit the Peachtree Center
      Borrowers' sponsor to secure mezzanine financing from a qualified transferee, subject to certain restrictions. The future mezzanine financing may be acquired if (i) the aggregate principal balances of the
      Peachtree Center Loan and the proposed mezzanine loan being no more than
      85% of the then current value of the Peachtree Center Property, (ii) the
      Peachtree Center Loan and the proposed mezzanine loan DSCR being greater than 1.20x on actual debt service (assuming a 360-month amortization schedule), (iii) the lender and mezzanine lender enter into an acceptable intercreditor agreement, and (iv) the mezzanine loan documents are otherwise acceptable to the lender, in its reasonable discretion.

o     TERRORISM INSURANCE. The Peachtree Center Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrowers to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the Peachtree Center
      Property, provided that such coverage is available. If terrorism coverage is not included as part of borrowers' "all risk" property policy, the
      Peachtree Center Borrowers are required to obtain coverage for terrorism
      (as stand alone coverage) in an amount equal to one hundred percent (100%)
      of the replacement cost of the Peachtree Center Property, provided that such coverage is available. With respect to any such stand-alone terrorism policy, the Peachtree Center Borrowers are not required to pay terrorism insurance premiums in an amount greater than 200% of the aggregate insurance premiums payable with respect to all of the insurance required under the loan for the last policy year in which coverage for terrorism was included as part of the "all risk" property policy, adjusted annually by a percentage equal to the "consumer price index". If the terrorism insurance premiums exceed the specified terrorism premium cap, lender may, at its option (1) purchase such stand-alone terrorism policy, with the
      Peachtree Center Borrowers paying the premiums up to the cap and the lender paying the excess or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the terrorism insurance premiums to the specified terrorism premium cap. See "Risk Factors--Risk
      Related to the Underlying Mortgage Loans--The Absence of or Inadequacy of
      Insurance Coverage on the Mortgaged Properties May Adversely Affect
      Payments on Your Certificates" in the prospectus supplement.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -65-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PICKWICK PLAZA
--------------------------------------------------------------------------------

                        [PHOTO OF PICKWICK PLAZA OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -66-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PICKWICK PLAZA
--------------------------------------------------------------------------------

                         [MAP OF PICKWICK PLAZA OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -67-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PICKWICK PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           1
Location (City/State)                                    Greenwich, Connecticut
Property Type                                                            Office
Size (sf)                                                               240,149
Percentage Occupancy as of December 6, 2006                              100.0%
Year Built / Renovated                                              1974 / 1995
Appraisal Value                                                    $267,000,000
Underwritten Occupancy                                                    97.4%
Underwritten Revenues                                               $18,324,809
Underwritten Total Expenses                                          $3,854,153
Underwritten Net Operating Income (NOI)                             $14,470,656
Underwritten Net Cash Flow (NCF)                                    $14,434,634
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                 GCFP
Cut-off Date Principal Balance                                     $200,000,000
Cut-off Date Principal Balance PSF/Unit                                 $832.82
Percentage of Initial Mortgage Pool Balance                                3.0%
Number of Mortgage Loans                                                      1
Type of Security                                                     Fee Simple
Mortgage Rate                                                            6.200%
Original Term to Maturity (Months)                                          120
Original Amortization Term (Months)                               Interest Only
Cut-off Date LTV Ratio                                                    74.9%
LTV Ratio at Maturity                                                     74.9%
Underwritten DSCR on NOI                                                  1.15x
Underwritten DSCR on NCF                                                  1.15x
--------------------------------------------------------------------------------

o     THE LOAN. The mortgage loan (the "PICKWICK PLAZA LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the class-A office complex located at Pickwick Plaza in Greenwich, Connecticut (the
      "PICKWICK PLAZA PROPERTY"). The Pickwick Plaza Loan represents approximately 3.0% of the initial mortgage pool balance and 3.3% of the initial sub-pool 1 balance. The Pickwick Plaza Loan was originated on
      January 10, 2007, had an original principal balance and a principal balance as of the cut-off date of $200,000,000, and an interest rate of
      6.20% per annum. The DSCR and LTV on the Pickwick Plaza Loan are 1.15x and
      74.9%, respectively. The proceeds of the Pickwick Plaza Loan were used to acquire the Pickwick Plaza Property. The proceeds of the Pickwick Plaza
      Loan facilitated the acquisition of the Pickwick Plaza Property by the borrower for a purchase price of $230 million. Including costs, reserves and escrows of approximately $9.1 million, the borrower invested approximately $39.1 million in the project at origination.

      The Pickwick Plaza Loan had an initial term of 120 months, has a remaining term of 119 months and requires payments of interest only for the entire term. The scheduled maturity date is February 6, 2017. Voluntary prepayment of the Pickwick Plaza Loan is prohibited prior to the payment date of November 6, 2016 and permitted thereafter without penalty.
      Defeasance with United States government securities is permitted from
      April 6, 2009.

o     THE PROPERTY. The Pickwick Plaza Property is a 240,149 sf pre-war 4-story multi-tenant office complex consisting of three office buildings and a small annex building that are bounded by Greenwich Avenue, US Route 1
      (Boston Post Road) and Mason Street in Greenwich, Connecticut. The
      Pickwick Plaza Property was built in 1974 and renovated in 1995. The
      Pickwick Plaza Property is located at the top of Greenwich Avenue, which is the premier shopping district in Fairfield County and is located directly off of Interstate-95 and US Route 1, and benefits from its close proximity to Greenwich's premier restaurants and retail venues.
      Additionally, the Pickwick Plaza Property has access to public transportation via Metro-North Railroad.

      As of December 6, 2006, the Pickwick Plaza Property was 100.0% occupied.
      The Pickwick Plaza Property has maintained occupancy levels of greater than 95% over the past ten years. The largest tenant, Interactive Brokers,
      Inc. (29.2% of total rentable area) leases 70,027 sf, in which it maintains its corporate headquarters.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -68-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PICKWICK PLAZA
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Pickwick Plaza Property:

                                                                                       % OF TOTAL     ANNUALIZED
                             CREDIT RATING                             ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                            (FITCH/MOODY'S/    TENANT                 UNDERWRITTEN    UNDERWRITTEN    BASE RENT
       TENANT NAME              S&P)(1)         NRSF      % OF NRSF   BASE RENT ($)    BASE RENT      ($ PER SF)    LEASE EXPIRATION
-------------------------   ---------------   ---------   ---------   -------------   ------------   ------------   ----------------

Interactive Brokers                              70,027       29.2%    $ 4,879,695        28.0%         $69.68         1/31/2014
Merrill Lynch                                    38,375        16.0      3,207,380         18.4          83.58       3/31/2013 and
                                                                                                                        2/2/2017
General Atlantic Service                         44,455        18.5      3,057,365         17.5          68.77         4/30/2014
Corp.
DB Alex Brown LLC                                18,544         7.7      1,237,812          7.1          66.75         3/31/2012
Morgan Stanley DW Inc.                           11,415         4.8        799,050          4.6          70.00         9/30/2012
                                              ---------   ---------   -------------   ------------   ------------
TOTAL LARGEST TENANTS                           182,816        76.1    $13,181,302         75.6         $72.10
Remaining Tenants                                57,333        23.9      4,264,017         24.4          74.37
Vacant Space                                          0         0.0                         0.0           0.00
                                              ---------   ---------   -------------   ------------   ------------
TOTAL ALL TENANTS                               240,149      100.0%    $17,445,319       100.0%         $72.64

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      The following table presents certain information relating to the lease rollover schedule at the Pickwick Plaza Property:

                                           LEASE EXPIRATION SCHEDULE(1)

                                                                                       % OF TOTAL     ANNUALIZED
                                                                       ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             EXPIRING       % OF       CUMULATIVE     UNDERWRITTEN    UNDERWRITTEN    BASE RENT
  YEAR ENDING DECEMBER 31,     NRSF      TOTAL NRSF   OF TOTAL NRSF   BASE RENT ($)    BASE RENT      ($ PER SF)
--------------------------   ---------   ----------   -------------   -------------   ------------   ------------

2007(2)                              0       0.0%          0.0%       $    226,200         1.3%            (2)
2008                             4,135       1.7%          1.7%            268,775         1.5%         $65.00
2009                             2,715       1.1%          2.9%            195,480         1.1%          72.00
2010                            12,043       5.0%          7.9%            895,972         5.1%          74.40
2011                            12,200       5.1%         12.9%            872,734         5.0%          71.54
2012                            40,695      16.9%         29.9%          2,778,712        15.9%          68.28
2013                            11,410       4.8%         34.6%          1,050,180         6.0%          92.04
2014                           118,393      49.3%         83.9%          8,206,757        47.0%          69.32
2015                            11,593       4.8%         88.8%            793,309         4.5%          68.43
2016                                 0       0.0%         88.8%                  0         0.0%           0.00
2017 & Thereafter               26,965      11.2%        100.0%          2,157,200        12.4%          80.00
Vacant                               0       0.0%        100.0%                  0         0.0%           0.00
                             ---------   ----------                   -------------   ------------   ------------
TOTAL                          240,149     100.0%                     $ 17,445,319       100.0%         $72.64

(1)   Calculated based on approximate square footage occupied by each tenant.

(2)   Consists of two month-to-month leases to Pro-Park and Cablevision that are service and antenna leases that do not have any square footage allocated.

o     THE BORROWER. The borrower is Pickwick Properties LLC (the "PICKWICK PLAZA
      BORROWER"), a single asset, single-member, special purpose, bankruptcy remote Delaware limited liability company with an independent director.
      Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pickwick Plaza Loan. Nabil and
      Fouad Chartouni (the "PICKWICK PLAZA LOAN SPONSORS") each indirectly own
      50% of the Pickwick Plaza Borrower. The Pickwick Plaza Loan has the
      standard non-recourse carveout obligations and joint and several guaranties of those obligations have been provided by the Pickwick Plaza
      Sponsors.

      Since 1979, the Pickwick Plaza Sponsors have conducted their property investment and operations through multiple, wholly owned entities. The
      Chartouni's have developed and invested in real estate projects in the
      U.S., Europe and Asia. They have or continue to directly or indirectly own and operate properties in New York City, including at 350 Madison Avenue,
      366 Madison Avenue, 509 Madison Avenue, 11 East 44th Street, and The
      Lowell Hotel. Additionally, they have invested in development parcels on
      Long Island and Connecticut,

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -69-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PICKWICK PLAZA
--------------------------------------------------------------------------------

      The L'Ermitage Hotel in Beverly Hills, and Credicom, a publicly traded
      European property company which owned, among other investments, The
      Richemond Hotel in Geneva and The Amanresort Chain in Asia.

o     ESCROWS AND RESERVES. The Pickwick Plaza Loan provides for upfront and ongoing reserves as follows:

      Tax and Insurance Reserve: The Pickwick Plaza Borrower is required to make monthly contributions into a tax and insurance reserve account in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay impositions, such as taxes and insurance premiums, over the succeeding twelve months.

      Capital Expense Reserve: The Pickwick Plaza Borrower is required to deposit $4,000 per month ($48,000 per year) into a capital expense reserve account. Funds in this reserve account will be used for approved capital expenses at the Pickwick Plaza Property.

      Rollover Reserve: The Pickwick Plaza Borrower is required to deposit
      $20,000 per month ($240,000 per year) into a rollover reserve account.
      Also, any lease termination payment will be paid into this reserve account. Funds in this reserve account will be used for approved tenant improvement and leasing commission costs at the Pickwick Plaza Property.

      Merrill Lynch Reserve: At closing, $904,451 was deposited into a special reserve account. Since the lease with Merrill Lynch contains a free rent period from September 2007 through and including February 2008, funds in this account will (provided no event of default is continuing) be disbursed during such free rent period to replicate the rent that such tenant would otherwise be paying but for the free rent period.

o     LOCK BOX AND CASH MANAGEMENT. The Pickwick Plaza Loan provides for a hard lock box which is already in place. The loan documents also require that any rents that are received by the borrower or the property manager be deposited within two business days of receipt into this lender-controlled lockbox account. Unless a Cash Management Period (defined below) is continuing, all funds in the lockbox account are to be swept into the borrower's account. During the continuance of a Cash Management Period, all such funds in the lockbox account will be swept into a deposit account controlled by the lender for payment of debt service, all required escrow and reserve payments and lender-approved operating expenses at the
      Pickwick Plaza Property. So long as no event of default is continuing, all amounts remaining after payment of such amounts will be disbursed to the borrower's account (unless otherwise required under the documents evidencing a mezzanine loan permitted under the loan documents, in which event such excess cash will be transferred to the lender under such mezzanine loan for disbursement in accordance with the mezzanine loan documents). A "CASH MANAGEMENT PERIOD" will be continuing (i) during the continuance of an event of default or (ii) while a mezzanine loan permitted under the loan documents is outstanding.

o     PROPERTY MANAGEMENT. Pickwick Management LLC, an affiliate of the Pickwick
      Plaza Borrower, is the property manager for the Pickwick Plaza Property.
      The lender may replace the property manager (i) if an event of default under the loan agreement is continuing, (ii) if the manager is in material default under the management agreement or (iii) upon the gross negligence, malfeasance or willful misconduct of the manager. The annual management fee is 3.5% of gross revenues from the Pickwick Plaza Property, payable in monthly installments. In addition, there is also annual cleaning fee (with respect to cleaning services provided under the management agreement) of
      $440,000 per annum, payable in monthly installments to the property manager.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Although there is no mezzanine loan or subordinate indebtedness in place, the Pickwick Plaza Loan permits a future mezzanine loan subject to satisfaction of certain conditions set forth in the loan documents, including but not limited to, (i) such mezzanine loan is from an approved

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -70-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PICKWICK PLAZA
--------------------------------------------------------------------------------

      mezzanine lender, (ii) the combined loan to then "as-is" appraised value of the Pickwick Plaza Property is less than 80%, (iii) the combined DSCR on the Pickwick Plaza Loan and the proposed mezzanine loan is no less than
      1.02x, (iv) the proposed mezzanine loan has a term expiring on or after the stated maturity date of the Pickwick Plaza Loan, (v) the mezzanine lender enters into an intercreditor agreement with the lender which is reasonably acceptable to the rating agencies, (vi) the proposed mezzanine loan is secured only by collateral that is not collateral of the Pickwick
      Plaza Loan, (vii) the proposed mezzanine loan creates no obligations
      (other than consent and/or approval obligations and other de minimis obligations) or liabilities on the part of the borrower and results in no liens on the Pickwick Plaza Property, (viii) the proposed mezzanine loan is otherwise evidenced by loan documents reasonably approved by the lender and (ix) the proposed mezzanine loan will not result in the downgrade, qualification or withdrawal of the ratings of the certificates.

o     TERRORISM INSURANCE. The Pickwick Plaza Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrowers to maintain terrorism insurance in an amount equal to 100% of the full replacement cost of the Pickwick Plaza
      Property, provided that such coverage is available. In the event terrorism insurance is not included as port of the "all risk" property policy, the borrower will be required to purchase terrorism insurance at a cost up to an amount which is equal to 125% of the aggregate amount of insurance premiums paid for property insurance coverage for the last policy year in which coverage for terrorism was included as part of the "all risk"
      property policy, adjusted annually by a percentage equal to the increase in the "consumer price index" (the "TERRORISM PREMIUM CAP"). If the insurance premiums for such policy exceed the Terrorism Premium Cap, the lender may, at its option (1) purchase such stand-alone terrorism insurance policy, and require that the borrowers pay the portion of the premiums equal to the Terrorism Premium Cap or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to such stand-alone terrorism policy to the Terrorism Premium Cap. See "Risk Factors--Risk Related to
      the Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance
      Coverage on the Mortgaged Properties May Adversely Affect Payments on Your
      Certificates" in the prospectus supplement.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -71-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - STAFFORD PLACE I
--------------------------------------------------------------------------------

                      [PHOTO OF STAFFORD PLACE I OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -72-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - STAFFORD PLACE I
--------------------------------------------------------------------------------

                      [MAP OF STAFFORD PLACE I OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -73-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - STAFFORD PLACE I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           1
Location (City/State)                                       Arlington, Virginia
Property Type                                                            Office
Size (sf)                                                               485,922
Percentage Occupancy as of January 1, 2007                               100.0%
Year Built                                                                 1992
Appraisal Value                                                    $236,000,000
Underwritten Occupancy                                                   100.0%
Underwritten Revenues                                               $18,029,033
Underwritten Total Expenses                                          $4,528,608
Underwritten Net Operating Income (NOI)                             $13,500,425
Underwritten Net Cash Flow (NCF)                                    $13,403,241
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                 GCFP
Cut-off Date Principal Balance                                     $176,000,000
Cut-off Date Principal Balance PSF/Unit                                 $362.20
Percentage of Initial Mortgage Pool Balance                                2.7%
Number of Mortgage Loans                                                      1
Type of Security                                                     Fee Simple
Mortgage Rate                                                            6.121%
Original Term to Maturity (Months)                                          120
Original Amortization Term (Months)                               Interest Only
Cut-off Date LTV Ratio                                                    74.6%
LTV Ratio at Maturity                                                     74.6%
Underwritten DSCR on NOI                                                  1.23x
Underwritten DSCR on NCF                                                  1.22x
--------------------------------------------------------------------------------

o     THE LOAN. The mortgage loan (the "STAFFORD PLACE I LOAN") is evidenced by a single note and is secured by a first mortgage encumbering an office building known as Stafford Place I and located in Arlington, Virginia (the
      "STAFFORD PLACE I PROPERTY"). The Stafford Place I Loan represents approximately 2.7% of the initial mortgage pool balance and approximately
      2.9% of the initial sub-pool 1 balance. The Stafford Place I Loan was originated on November 14, 2006 has an original principal balance and a principal balance as of the cut-off date of $176,000,000, and an interest rate of 6.121% per annum. The DSCR and LTV on the Stafford Place I Loan are 1.22x and 74.6%, respectively. The proceeds of the Stafford Place I
      Loan were used to acquire the Stafford Place I Property by the borrower for a purchase price of $233.7 million. Including costs, reserves and escrows of approximately $2.3 million, the borrower invested approximately
      $60 million in the project at origination.

      The Stafford Place I Loan had an initial term of 120 months, has a remaining term of 117 months and requires payments of interest only for the entire term. The scheduled maturity date is December 6, 2016.
      Voluntary prepayment of the Stafford Place I Loan is prohibited prior to the payment date of September 6, 2016 and permitted thereafter without penalty. Defeasance with United States government securities is permitted from April 6, 2009.

o     THE PROPERTY. The Stafford Place I Property is a 485,922-sf, twelve-story class-A office building constructed in 1992 and located at 4201 Wilson
      Boulevard in Arlington, Virginia. The collateral includes 919 parking spaces (1.65 per 1000 sf) located in structured parking beneath the office building. The average floor size of 46,625 sf provides for flexible tenant layouts. Additionally, the Stafford Place I Property has immediate access to public transportation via the Ballston Metro Center.

      As of January 1, 2007, the Stafford Place I Property was 100.0% occupied.
      The Stafford Place I Property has maintained an occupancy level of over
      95% over each of the past ten years. The largest tenant, the National
      Science Foundation (the "NSF"), leases approximately 470,806 sf (96.9% of total rentable area), in which it maintains its corporate headquarters.
      The NSF has housed its headquarters at Stafford Place I Property since it was built in 1992. NSF has also expanded several times since taking occupancy and built a day care center for its employees. Furthermore, NSF occupies approximately 34.6% at the adjacent property with a first right to expand into any available space, Stafford Place II, another property owned by the Stafford Place I Loan Sponsor (as defined below). NSF was established by an act of Congress in 1950 as an independent, autonomous government agency. NSF is the largest scientific research funding and financial support institution in the United States. It supports an average of 200,000 researchers, engineers, students and educators each year with a budget of $5.58 billion in 2006. The NSF has a total workforce of 1,700 at the Stafford Place I Property. The Stafford Place I Property also houses the support staff of the National Science Board (the "NSB"), a committee

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -74-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - STAFFORD PLACE I
--------------------------------------------------------------------------------

      of 24 eminent individuals, appointed by the President of the United States and confirmed by the Senate. The NSB is responsible for determining the direction and policies of the NSF.

      The following table presents certain information relating to the major tenants at the Stafford Place I Property:

                                                                                      % OF TOTAL     ANNUALIZED
                               CREDIT RATING                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                              (FITCH/MOODY'S/   TENANT                UNDERWRITTEN   UNDERWRITTEN    BASE RENT
        TENANT NAME               S&P)(1)        NRSF     % OF NRSF   BASE RENT ($)   BASE RENT      ($ PER SF)    LEASE EXPIRATION
---------------------------   ---------------   -------   ---------   ------------   ------------   ------------   ----------------

National Science Foundation     AAA/Aaa/AAA     470,806       96.9%    $14,391,191       96.4%         $30.57         12/31/2013
Remaining Tenants                                14,980        3.1%        535,740        3.6%          35.76
Vacant Space                                        136        0.0%
                                                -------   ---------   ------------   ------------   ------------
TOTAL ALL TENANTS                               485,922      100.0%    $14,926,932      100.0%         $30.73
                                                =======   =========   ============   ============   ============

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      The following table presents certain information relating to the lease rollover schedule at the Stafford Place I Property:

                                          LEASE EXPIRATION SCHEDULE(1)

                                                                                      % OF TOTAL     ANNUALIZED
                                                                      ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             EXPIRING      % OF        CUMULATIVE    UNDERWRITTEN    UNDERWRITTEN    BASE RENT
YEAR ENDING DECEMBER 31,       NRSF     TOTAL NRSF   OF TOTAL NRSF   BASE RENT ($)    BASE RENT      ($ PER SF)
--------------------------   --------   ----------   -------------   -------------   ------------   ------------

2007(2)                            0        0.0%       0.0%           $         0         0.0%         $ 0.00
2008                           3,777        0.8%       0.8%               156,199         1.0%          41.36
2009                               0        0.0%       0.8%                     0         0.0%           0.00
2010                           3,109        0.6%       1.4%               102,918         0.7%          33.10
2011                           1,917        0.4%       1.8%                74,130         0.5%          38.67
2012                               0        0.0%       1.8%                     0         0.0%           0.00
2013                         476,983       98.2%     100.0%            14,593,685        97.8%          30.60
2014                               0        0.0%     100.0%                     0         0.0%           0.00
2015                               0        0.0%     100.0%                     0         0.0%           0.00
2016                               0        0.0%     100.0%                     0         0.0%           0.00
2017 & Thereafter                  0        0.0%     100.0%                     0         0.0%           0.00
Vacant                           136        0.0%     100.0%                     0         0.0%           0.00
                             --------   ----------                   -------------   ------------   ------------
TOTAL                        485,922      100.0%                      $14,926,932       100.0%         $30.73
                             ========   ==========                   =============   ============   ============

(1)   Calculated based on approximate square footage occupied by each tenant.

o     THE BORROWER. The borrowers are Stafford Windsor, LLC, Stafford Equity
      Stratford, LLC, and Stafford Data, LLC (collectively, the "STAFFORD PLACE
      I BORROWER"), each a single asset, single-member, special purpose, bankruptcy remote Delaware limited liability company with an independent director. The Stafford Place I Borrower owns the Stafford Place I Property as tenants-in-common. Legal counsel to the borrower delivered a non consolidation opinion in connection with the origination of the Stafford
      Place I Loan. Ralph Dweck (the "STAFFORD PLACE I LOAN SPONSOR") owns in excess of a 30% indirect ownership interest in each of the entities comprising the Stafford Place I Borrower. The Stafford Place I Loan has
      the standard non-recourse carveout obligations and joint and several guaranties of those obligations have been provided by the Stafford Place I
      Sponsor.

      Ralph Dweck, a former partner with the law firms of Dweck, Horowitz &
      Goldstein and Grossberg, Yochelson, Fox & Beyda, has been a full-time real estate developer since 1972. Mr. Dweck has developed and acquired a variety of properties throughout the Washington, D.C. metropolitan area in his 30+ years of real estate

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -75-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - STAFFORD PLACE I
--------------------------------------------------------------------------------

      experience. His holdings include over 300,000 square feet of retail, 1.5 million square feet of warehouse space, 3,500 apartment units and over 2.0 million square feet of office space.

o     ESCROWS AND RESERVES. The Stafford Place I Loan provides for upfront and ongoing reserves as follows:

      Tax and Insurance Reserve: The Stafford Place I Borrower I is required to make monthly contributions into a tax and insurance reserve account in an amount equal to one-twelfth of the amount lender estimates will be necessary to pay impositions, such as taxes and insurance premiums, over the succeeding twelve months.

      Capital Expense Reserve: The Stafford Place I Borrower is required to deposit $3,720 per month into a capital expense reserve account. Funds in this reserve account will be used for approved capital expenses at the
      Stafford Place I Property.

      Rollover Reserve: The Stafford Place I Borrower is not required to make ongoing monthly deposits into a leasing reserve account, however, during an 18-month period prior to the end of the term of the NSF lease (June 30,
      2012) (the "LEASE SWEEP PERIOD"); if the NSF lease is surrendered or terminated; the occurrence of a default under the NSF lease; the occurrence of an insolvency proceeding relating to the tenant under the
      NSF lease), all excess cash funds, after payment of debt service, reserves and operating expenses) will be deposited into the tenant improvement and leasing commission reserve, which funds will be used to pay for approved leasing expenses in connection with re-tenanting the NSF space.
      Additionally, upon the commencement of the Lease Sweep Period , the
      Stafford Place I Borrower must deliver a letter of credit in an amount equal to the difference between $20/s.f., less the amount of such excess funds that the lender reasonably determines would be deposited into the leasing reserve account during the Lease Sweep Period.

o     LOCK BOX AND CASH MANAGEMENT. The Stafford Place I Loan requires a hard lock box, which is already in place. The loan documents require the
      Stafford Place I Borrower to direct tenants to pay their rents directly to a lender-controlled account, and any rents received by the Stafford Place
      I Borrower or the property manager must be deposited within one business day of receipt into this lender-controlled account). Unless an event of default or Lease Sweep Period is in effect, on each payment date, all excess funds (after payment of debt service and reserves) will be remitted to the Stafford Place I Borrower.

o     PROPERTY MANAGEMENT. The property manager is Carr Real Estate Services,
      Inc. which is not affiliated with the Stafford Place I Borrower. The lender may replace the property manager (i) if an event of default is continuing, (ii) if manager is in default under the management agreement, or (iii) upon the gross negligence, malfeasance or willful misconduct of the manager. The annual management fee is 3% of gross revenues from the
      Stafford Place I Property .

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o     TERRORISM INSURANCE. The Stafford Place I Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the Stafford Place I Borrower to maintain terrorism insurance in an amount equal to 100% of the full replacement cost of the
      Stafford Place I Property, provided that such coverage is available. In the event that coverage for terrorism is not included as part of the "all risk" property policy, the Stafford Place I Borrower will, nevertheless be required to obtain coverage for terrorism (as stand alone coverage) to the extent available, in an amount equal to 100% of the replacement cost of the Stafford I Property, subject to a premium cap equal to 150% of the aggregate insurance premiums payable with respect to all required insurance coverage for the last policy year in which coverage for terrorism was included as part of an all-risk policy, adjusted annually by a percentage equal to the increase in the "consumer price index". See

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -76-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - STAFFORD PLACE I
--------------------------------------------------------------------------------

      "Risk Factors--Risk Related to the Underlying Mortgage Loans--The Absence
      of or Inadequacy of Insurance Coverage on the Mortgaged Properties May
      Adversely Affect Payments on Your Certificates" in the prospectus supplement.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -77-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MERCHANDISE MART
--------------------------------------------------------------------------------

                      [PHOTO OF MERCHANDISE MART OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -78-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MERCHANDISE MART
--------------------------------------------------------------------------------

                        [MAP OF MERCHANDISE MART OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -79-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MERCHANDISE MART
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           1
Location (City/State)                                         Chicago, Illinois
Property Type(1)                                                         Office
Size (sf)                                                             3,448,680
Percentage Leased as of September 30, 2006                                95.0%
Year Built/Year Renovated                                      1930 / 1986-2005
Appraisal Value                                                    $917,000,000
Underwritten Occupancy                                                    95.0%
Underwritten Revenues                                              $111,171,825
Underwritten Total Expenses                                         $44,720,518
Underwritten Net Operating Income (NOI)                             $66,451,307
Underwritten Net Cash Flow (NCF)                                    $63,091,590
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                GSCMC
Cut-off Date Principal Balance                                     $175,000,000
Cut-off Date Principal Balance PSF/Unit(2)                              $101.49
Percentage of Initial Mortgage Pool Balance                                2.7%
Number of Mortgage Loans                                                      1
Type of Security                                                     Fee Simple
Mortgage Rate                                                           5.5725%
Original Term to Maturity (Months)                                          120
Original Amortization Term (Months)                               Interest Only
Cut-off Date LTV Ratio(2)                                                 38.2%
LTV Ratio at Maturity(2)                                                  38.2%
Underwritten DSCR on NOI(2)                                               3.35x
Underwritten DSCR on NCF(2)                                               3.18x
Shadow Rating(3)                                                  "AAA/Aa1/AAA"
--------------------------------------------------------------------------------

(1)   The property is comprised of 1,970,102 sf of market showroom and design center space, 1,018,492 sf of office space, 386,090 sf of trade show space and 73,996 sf of retail space.

(2)   The Cut-off Date Principal Balance PSF/Unit, the Cut-off Date LTV Ratio,
      the LTV Ratio at Maturity, the Underwritten DSCR on NOI and the
      Underwritten DSCR on NCF are calculated based on the Merchandise Mart
      Whole Loan.

(3)   Fitch, Moody's and S&P have confirmed that the Merchandise Mart Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA" by Fitch, "Aa1" by
      Moody's and "AAA" by S&P.

o     THE LOAN. The mortgage loan (the "MERCHANDISE MART LOAN") is a pari passu portion of a whole mortgage loan (the "MERCHANDISE MART WHOLE LOAN")
      evidenced by two notes in the aggregate original principal amount of
      $350,000,000 and is secured by a first mortgage encumbering an office building in Chicago, Illinois (the "MERCHANDISE MART PROPERTY"). The
      Merchandise Mart Whole Loan was jointly originated 50% by Goldman Sachs
      Commercial Mortgage Capital, L.P. and 50% by Eurohypo AG, New York Branch
      on November 21, 2006. The Merchandise Mart Loan was subsequently purchased by Goldman Sachs Mortgage Company. The Merchandise Mart Loan represents approximately 2.7% of the initial mortgage pool balance and approximately
      2.9% of the initial sub-pool 1 balance. The note evidencing the
      Merchandise Mart Loan has an original principal balance and outstanding principal balance as of the cut-off date of $175,000,000, and has an interest rate of 5.5725%. The proceeds of the Merchandise Mart Whole Loan were used to refinance existing debt on the Merchandise Mart Property.

      The pari passu companion loan to the Merchandise Mart Loan is evidenced by a separate pari passu note with an interest rate of 5.5725% per annum and an original principal balance and a principal balance as of the cut-off date of $175,000,000 (the "MERCHANDISE MART COMPANION LOAN"). The
      Merchandise Mart Companion Loan will not be an asset of the trust. The
      Merchandise Mart Loan and the Merchandise Mart Companion Loan are governed by an intercreditor agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the pooling and servicing agreement related to the J.P. Morgan Chase Commercial Mortgage Securities Trust
      2006-LDP9 Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9.

      The Merchandise Mart Loan had an initial term of 120 months, has a remaining term of 117 months and requires payments of interest only until maturity. The scheduled maturity date is the payment date in December
      2016. Voluntary prepayment of the Merchandise Mart Loan is prohibited until the payment date in August 2016. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted on or after the first payment date following the earlier of (i) three years from the closing date and (ii) two years from the date on which the Merchandise
      Mart Whole Loan has been securitized.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -80-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MERCHANDISE MART
--------------------------------------------------------------------------------

o     THE PROPERTY. The Merchandise Mart Property is a 3,448,680 sf, 25-story
      Class A mixed-use building located at 222 Merchandise Mart Plaza in
      Chicago, Illinois. The property is comprised of 1,970,102 sf of market showroom and design center space, 1,018,492 sf of office space, 386,090 sf of trade show space and 73,996 sf of retail space. It is located on
      6.65-acres on two city blocks along the northern bank of the Chicago River in the city's commercial business district, in the River North neighborhood. The Merchandise Mart Property was originally constructed by
      Marshall Fields & Co. in 1930 and strengthened with a $332 million capital program, which commenced in 1986 and was completed in 2005. The
      Merchandise Mart Property was 95.0% leased as of September 30, 2006.

      The following table presents certain information relating to the major tenants at the Merchandise Mart Property:

                                  LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                       % OF TOTAL     ANNUALIZED
                                 CREDIT RATING                          ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                (FITCH/MOODY'S/    TENANT      % OF    UNDERWRITTEN   UNDERWRITTEN    BASE RENT       LEASE
         TENANT NAME                S&P)(1)         NRSF       NRSF    BASE RENT ($)   BASE RENT     ($ PER NRSF)   EXPIRATION
-----------------------------   ---------------   ---------   ------   ------------   ------------   ------------   ----------

MTS-MM LLC(2)                    BBB/Baa2/BBB+      386,090    11.2%    $7,884,835         8.6%         $20.42      12/31/2014
Monsanto Company(3)               A-/Baa1/A-        100,167     2.9%     2,622,636         2.9%          26.18      9/30/2007
CCC Information Services Inc.     BBB/Baa2/NR       106,730     3.1%     2,581,290         2.8%          24.19      11/30/2008
Bankers Life & Casualty Co.      BBB+/Baa3/BB+      115,680     3.4%     2,527,196         2.8%          21.85      11/30/2018
WPP Group                       BBB+/Baa2/BBB+      111,700     3.2%     2,385,250         2.6%          21.35       2/1/2020
American Intercontinental Unv      NR/NR/NR          93,799     2.7%     2,165,819         2.4%          23.09      1/31/2016
RBC Mortgage Company              AA/Aa2/AA-         69,359     2.0%     1,638,953         1.8%          23.63      4/30/2018
Office Of Special Deputy Rec.      NR/NR/NR          73,577     2.1%     1,461,005         1.6%          19.86      1/31/2015
LB Works, Llc                      NR/NR/NR          45,465     1.3%     1,417,599         1.6%          31.18      2/29/2008
Holly Hunt, Ltd.                   NR/NR/NR          42,222     1.2%     1,118,910         1.2%          26.50      10/31/2010
                                                  ---------   ------   ------------   ------------   ------------
TOTAL LARGEST TENANTS                             1,144,789    33.2%   $25,803,493        28.3%         $22.54
Other Tenants                                     2,132,977    61.8%    65,407,463        71.7%          30.66
Vacant Space                                        170,914     5.0%             0         0.0%           0.00
                                                  ---------   ------   ------------   ------------   ------------
TOTAL ALL TENANTS                                 3,448,680   100.0%   $91,210,956       100.0%         $27.83
                                                  =========   ======   ============   ============   ============

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Merchandise Mart Properties Inc. ("MMPI"), a subsidiary of Vornado Realty
      Trust, operates the trade shows through a service agreement with MTS-MM
      LLC, the co-borrower and master tenant for the trade show space on the 7th and 8th floors.

(3)   Monsanto Company subleases 99,954 sf to NAVTEQ Corp., which also currently occupies an additional 49,129 sf.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -81-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MERCHANDISE MART
--------------------------------------------------------------------------------

      The following table presents certain information relating to the lease rollover schedule at the Merchandise Mart Property:

                                      LEASE EXPIRATION SCHEDULE(1)

                                                                              % OF TOTAL     ANNUALIZED
                                                CUMULATIVE    ANNUALIZED      ANNUALIZED    UNDERWRITTEN
    YEAR ENDING        EXPIRING    % OF TOTAL    OF TOTAL    UNDERWRITTEN    UNDERWRITTEN    BASE RENT
   DECEMBER 31,          NRSF         NRSF         NRSF      BASE RENT ($)    BASE RENT     ($ PER NRSF)
-------------------    ---------   ----------   ----------   -------------   ------------   ------------

MTM                      139,331       4.0%         4.0%      $2,110,437          2.3%         $15.15
2007                     418,115      12.1%        16.2%      11,705,071         12.8%          27.99
2008                     445,491      12.9%        29.1%      12,906,823         14.2%          28.97
2009                     261,146       7.6%        36.7%       8,840,343          9.7%          33.85
2010                     313,191       9.1%        45.7%      10,060,685         11.0%          32.12
2011                     172,906       5.0%        50.7%       6,067,589          6.7%          35.09
2012                      58,316       1.7%        52.4%       1,943,850          2.1%          33.33
2013                     244,736       7.1%        59.5%       7,177,564          7.9%          29.33
2014                     521,924      15.1%        74.7%      12,217,033         13.4%          23.41
2015                     185,726       5.4%        80.1%       4,739,977          5.2%          25.52
2016                     199,564       5.8%        85.8%       5,798,889          6.4%          29.06
2017 and Thereafter      317,320       9.2%        95.0%       7,642,695          8.4%          24.09
Vacant                   170,914       5.0%       100.0%               0          0.0%           0.00
                       ---------   ----------                ------------    ------------   ------------
TOTAL                  3,448,680     100.0%                  $91,210,956        100.0%         $27.83
                       =========   ==========                ============    ============   ============

(1)   Calculated based on approximate square footage occupied by each tenant.

o     THE BORROWER. The borrowers are Merchandise Mart L.L.C., a Delaware limited liability company, and MTS-MM LLC, a Delaware limited liability company. Merchandise Mart L.L.C. is a single purpose entity that owns the
      Merchandise Mart Property. MTS-MM LLC is a single purpose entity, which leases two floors of the Merchandise Mart Property, where trade shows are held, pursuant to a master lease between Merchandise Mart L.L.C. as landlord and MTS-MM LLC as tenant. Merchandise Mart L.L.C. and MTS-MM LLC are affiliated entities.

o     ESCROWS. During the continuance of a Merchandise Mart Cash Trap Period, the loan documents require the reserve of monthly escrows for real estate taxes, insurance, capital expenditures and tenant improvements and leasing commissions.

      A "MERCHANDISE MART CASH TRAP PERIOD" means any period from (i) the conclusion of any 12-month period ending on the last day of the fiscal quarter during which net operating income is less than 85% of origination date net operating income, to (ii) the conclusion of the second of any two
      12-month periods ending on the last day of consecutive fiscal quarters thereafter during each of which periods net operating income is at least
      85% of origination date net operating income. However, if at the conclusion of any 12-month period ending on the last day of the fiscal quarter, net operating income is less than 85% of origination date net operating income, then borrower may deliver to lender a qualified guarantee or a qualified letter of credit in an amount equal to the difference between (a) 85% of the origination date net operating income and (b) net operating income at the conclusion of the 12-month period ending on the last day of the fiscal quarter, in which case a Merchandise
      Mart Cash Trap Period shall not be deemed to have commenced. Any such qualified guarantee or qualified letter of credit shall not be released unless and until the conclusion of the second of any two 12-month periods ending on the last day of consecutive fiscal quarters thereafter during each of which 12-month period net operating income is at least 85% of closing date net operating income.

o     LOCK BOX AND CASH MANAGEMENT. The Merchandise Mart Loan requires a hard lockbox, which is already in place, and a cash management account into which income (other than de minimis items of income which are not

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -82-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MERCHANDISE MART
--------------------------------------------------------------------------------

      payable by tenants or which are not otherwise payable under leases) from the property will be deposited (the "MERCHANDISE MART CASH MANAGEMENT
      ACCOUNT"). The borrower is required to direct the tenants to make all payments under the leases directly to the Merchandise Mart Cash Management
      Account. Additionally, the Merchandise Mart Loan requires a credit card receipts clearing account into which credit card receipts from the property will be deposited (the "MERCHANDISE MART CREDIT CARD RECEIPTS
      ACCOUNT"). All receipts deposited into the Merchandise Mart Credit Card
      Receipts Account will be periodically deposited into the Merchandise Mart
      Cash Management Account. On each business day, the funds on deposit will be swept to the borrower except during a Merchandise Mart Cash Trap Period or the continuance of an event of default. During a Merchandise Mart Cash
      Trap Period, on each payment date, provided no event of default has occurred and is continuing, the lender shall transfer amounts from the
      Merchandise Mart Cash Management Account, to the extent available therein, to apply to borrower service fees, tax and insurance reserves, monthly debt service, operating expenses, capital expenditure reserve amounts and tenant improvements and leasing commissions reserve amounts, with all remaining amounts on deposit to be applied to the cash management accounts of the mezzanine lenders or, if there are no mezzanine loans outstanding, at borrowers' discretion.

o     PROPERTY MANAGEMENT. The Merchandise Mart Property is currently managed by
      Merchandise Mart Properties, Inc. ("MMP"), a subsidiary of Vornado Realty,
      L.P. Vornado Realty, L.P. is a subsidiary of the borrowers. Under the management agreement, the borrowers pay to MMP a management fee in the amount of 4.5% of the revenues from the Merchandise Mart Property. In addition, MTS-MM LLC ("MTS"), a subsidiary of Vornado Realty, L.P., is the facility manager of the trade show space and manages and operates the trade show space for the purposes of producing trade shows. Under the tradeshow service agreement, the borrowers pay to MTS a management fee in the amount of certain costs incurred due to the performance of its responsibilities as facility manager plus 5% of the costs incurred. The lender may require the borrowers to replace MMP as the property manager or
      MTS as the facility manager if an event of default under the Merchandise
      Mart Loan has occurred.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Concurrent with the origination of the Merchandise Mart Whole Loan, a $100,000,000 mezzanine loan to
      Merchandise Mart First Mezzanine Borrower LLC (the "FIRST MEZZANINE LOAN")
      and a $100,000,000 mezzanine loan to Merchandise Mart Second Mezzanine
      Borrower LLC (the "SECOND MEZZANINE LOAN") were jointly originated 50% by
      Goldman Sachs Commercial Mortgage Capital, L.P. and 50% by Eurohypo AG,
      New York Branch, and VNO-MM Mezzanine Lender LLC, an affiliate of the borrowers, originated a $100,000,000 mezzanine loan to Merchandise Mart
      Third Mezzanine Borrower LLC (the "THIRD MEZZANINE LOAN"). The scheduled maturity date of each of the mezzanine loans is December 6, 2016. The
      First Mezzanine Loan is secured by, among other things, a first priority security interest in 100% of the direct interests in the borrowers, the
      Second Mezzanine Loan is secured by, among other things, a first priority security interest in 100% of the direct interests in Merchandise Mart
      First Mezzanine Borrower LLC and the Third Mezzanine Loan is secured by, among other things, a first priority security interest in 100% of the direct interests in Merchandise Mart Second Mezzanine Borrower LLC.
      Pursuant to an intercreditor agreement executed between the lender under the Merchandise Mart Whole Loan (the "SENIOR LENDERS"), the first mezzanine lender, the second mezzanine lender and the third mezzanine lender (collectively, "MEZZANINE LENDERS"), the Mezzanine Lenders possess the right to cure a default under the mortgage loan documents. In addition, if the Merchandise Mart Whole Loan has been accelerated, any enforcement action has been commenced under the Merchandise Mart Whole
      Loan Documents, a proceeding has been commenced against the borrowers or the Merchandise Mart Whole Loan is a "specially serviced mortgage loan"
      under the applicable pooling and servicing agreement following the occurrence of an event of default, each Mezzanine Lender shall have the right to purchase, in whole but not in part, the Merchandise Mart Whole
      Loan for a price generally equal to the outstanding principal balance thereof, together with all accrued

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -83-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MERCHANDISE MART
--------------------------------------------------------------------------------

      interest and other amounts due thereon and all other costs, expenses and amounts due and payable under the Merchandise Mart Whole Loan Documents through and including the date that such Mezzanine Lender purchases the
      Merchandise Mart Whole Loan and any fees and expenses payable or reimbursable to any servicer. The Senior Lender may not amend the mortgage loan documents without the consent of the Mezzanine Lenders if the amendment increases the interest rate or principal amount of the
      Merchandise Mart Whole Loan, modifies the maturity date, or otherwise amends certain specified terms. Upon the occurrence of an event of default under the mezzanine loan documents, no Mezzanine Lender may foreclose upon the equity interests in any other mortgage borrower without (i) rating agency confirmation that the foreclosure would not result in a downgrade, qualification or withdrawal of the then current ratings of certificates then outstanding and (ii) the approval of the applicable senior Mezzanine
      Lenders, in each case unless (1) the transferee of the title to the equity interests is a qualified transferee and (2) each of the premises will be managed and operated by an approved property manager. Transfer of a
      Mezzanine Lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which generally prohibits transfers of more than 49% of a Mezzanine Lender's interest in the mezzanine loan unless such transfer is to a qualified transferee or rating agency approval has been obtained.

o     TERRORISM INSURANCE. The loan documents require that the "all risk"
      insurance policies required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the lesser of $350,000,000 and the full replacement cost of the Merchandise Mart Property, if and to the extent that this coverage is commercially available for an annual premium that is less than or equal to $1,000,000. If the borrowers cannot obtain this terrorism coverage, then the borrowers are required to obtain terrorism coverage (at a premium that does not exceed $1,000,000) as is acceptable to the lender in its reasonable discretion. In addition, the borrowers are required to maintain business interruption insurance commencing on the date of any casualty or condemnation, and containing an extended period of indemnity covering the 12 month period commencing on the date on which the Merchandise Mart Property has been restored. The borrowers are permitted to maintain terrorism coverage through a blanket policy. See "Risk Factors--Risk Related to the Underlying Mortgage
      Loans--The Absence of or Inadequacy of Insurance Coverage on the Mortgaged
      Properties May Adversely Affect Payments on Your Certificates" in the
      prospectus supplement.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -84-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                    [PHOTO OF COPT OFFICE PORTFOLIO OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -85-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                     [MAP OF COPT OFFICE PORTFOLIO OMITTED]

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -86-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                          14
Location (City/State)                                       Linthicum, Maryland
                                                   & Colorado Springs, Colorado
Property Type                                                            Office
Size (sf)                                                             1,018,982
Percentage Leased as of December 1, 2006(1)                               97.6%
Year Built                                                            1983-2000
Appraisal Value                                                    $183,350,000
Underwritten Occupancy                                                    93.0%
Underwritten Revenues                                               $19,605,076
Underwritten Total Expenses                                          $7,535,263
Underwritten Net Operating Income (NOI)                             $12,069,814
Underwritten Net Cash Flow (NCF)                                    $10,907,454

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                GSCMC
Cut-off Date Principal Balance                                     $146,500,000

Cut-off Date Principal Balance PSF/Unit                                 $143.77
Percentage of Initial Mortgage Pool Balance                                2.2%
Number of Mortgage Loans                                                      1
Type of Security                                                     Fee Simple
Mortgage Rate                                                             5.43%
Original Term to Maturity (Months)                                          119
Original Amortization Term (Months)                               Interest Only
Cut-off Date LTV Ratio                                                    79.9%
LTV Ratio at Maturity                                                     79.9%
Underwritten DSCR on NOI                                                  1.49x
Underwritten DSCR on NCF                                                  1.35x
--------------------------------------------------------------------------------

(1)   Excluding the Master Lease as described under "--Master Lease" below, the
      COPT Office Portfolio is approximately 86.1% occupied.

o     THE LOAN. The mortgage loan (the "COPT OFFICE PORTFOLIO LOAN") is evidenced by a single note in the original principal amount of
      $146,500,000 and is secured by first mortgages encumbering fourteen office buildings located in Linthicum, Maryland and Colorado Springs, Colorado
      (the "COPT OFFICE PORTFOLIO PROPERTIES"). The COPT Office Portfolio Loan
      was originated on December 28, 2006 by Goldman Sachs Commercial Mortgage
      Capital, L.P. and was subsequently purchased by Goldman Sachs Mortgage
      Company. The COPT Office Portfolio Loan represents approximately 2.2% of the initial mortgage pool balance and approximately 2.4% of the initial sub-pool 1 balance. The note evidencing the COPT Office Portfolio Loan has an original principal balance and outstanding principal balance as of the cut-off date of $146,500,000, and has an interest rate of 5.43%. The proceeds from the COPT Office Portfolio Loan were used to refinance existing debt.

      The COPT Office Portfolio Loan had an initial term of 119 months, has a remaining term of 117 months and requires payments of interest only for the entire term. The scheduled maturity date is the payment date in
      December 2016. Voluntary prepayment of the COPT Office Portfolio Loan is prohibited until the payment date in September 2016. Defeasance with
      United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted at any time after the second anniversary of the securitization closing date.

o     THE PROPERTIES. The COPT Office Portfolio Properties consist of nine office properties located in Linthicum, Maryland (approximately 618,541
      sf), each within a ten mile radius of the Baltimore-Washington
      International Airport ("BWI") and five office properties located in
      Colorado Springs, Colorado (approximately 400,441 sf). As of December 1,
      2006, the COPT Office Portfolio Properties were approximately 97.6% leased
      (including the Master Lease (as defined below)) with the majority of the space being leased to major government contractors and the United States government.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -87-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

      The following table presents certain information relating to the COPT
      Office Portfolio Properties:

                                                      ALLOCATED                              OCCUPANCY
       PROPERTY NAME                LOCATION         LOAN AMOUNT    SIZE (SF)   YEAR BUILT   (LEASED)         LARGEST TENANT
---------------------------   --------------------   ------------   ---------   ----------   ---------   ------------------------

Airport Square 20             Linthicum, MD           $18,578,000      96,636      1988       100.0%          US Government
Airport Square 15             Linthicum, MD            13,533,000      67,455      2000       100.0%       Foundation Coal Corp
5725 Mark Dabling Boulevard   Colorado Springs, CO     12,882,000     108,976      1984       100.0%      Juniper Financial Corp
5775 Mark Dabling Boulevard   Colorado Springs, CO     12,477,000     109,678      1985       100.0%               CSAA
Airport Square 19             Linthicum, MD            12,012,000      71,076      1983        93.1%        COPT Master Lease
Airport Square 10             Linthicum, MD            11,812,000      73,572      1986       100.0%     United States of America
Airport Square 21             Linthicum, MD            11,692,000      68,802      1988        94.3%            URS, Inc.
Airport Square 14             Linthicum, MD            11,291,000      69,072      1987       100.0%         General Dynamics
5755 Mark Dabling Boulevard   Colorado Springs, CO     10,208,000     105,895      1989        88.2%       Acordia of Colorado
Airport Tech 1                Linthicum, MD             8,488,000      57,409      1986       100.0%        COPT Master Lease
Airport Tech 4                Linthicum, MD             8,408,000      57,379      1988       100.0%             Raytheon
Airport Tech 2                Linthicum, MD             8,008,000      57,140      1986       100.0%        Ciena Corporation
1925 Aero Tech                Colorado Springs, CO      3,717,000      37,946      1985       100.0%            ARINC Inc
1915 Aero Tech                Colorado Springs, CO      3,394,000      37,946      1985        92.5%            ARINC Inc
                                                     ------------   ---------                ---------
TOTAL/WEIGHTED AVERAGE                               $146,500,000   1,018,982                  97.6%
                                                     ============   =========                =========

      LINTHICUM, MARYLAND

      Nine properties (70.9% by allocated loan amount) are located in Linthicum,
      Maryland in the BWI office market. This market has experienced activity driven primarily by the presence of the defense industry. We cannot assure you that this activity will not decrease in response to changes in the defense industry. The BWI micro submarket encompasses 24 buildings totaling approximately 1.9 million sf of office space and has a current vacancy rate of approximately 7.8%. As of December 1, 2006, the COPT
      Office Portfolio Properties located in Linthicum, Maryland were 98.6%
      leased.

      COLORADO SPRINGS, COLORADO

      Five properties (29.1% by allocated loan amount) are located in Colorado
      Springs, Colorado. The market's single largest driver of growth is the military presence in the metro area. We cannot assure you that this activity will not decrease in response to changes in the defense industry.
      The Colorado Springs office market consists of approximately 25.4 million sf and has a current vacancy rate of approximately 7.7%. As of December 1,
      2006, the COPT Office Portfolio Properties located in Colorado Springs,
      Colorado were 96.6% leased.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -88-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the COPT Office Portfolio Properties:

                               TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                      % OF TOTAL     ANNUALIZED
                                                                       ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                             CREDIT RATING        TENANT      % OF    UNDERWRITTEN   UNDERWRITTEN    BASE RENT       LEASE
     TENANT NAME         (FITCH/MOODY'S/S&P)(1)    NRSF       NRSF     BASE RENT      BASE RENT     ($ PER NRSF)   EXPIRATION
----------------------   ---------------------   ---------   ------   ------------   ------------   ------------   ----------

US Government                 AAA/Aaa/AAA          207,103    20.3%   $ 3,279,509        19.9%         $15.84         (2)
COPT Master Lease              NR/NR/NR            117,841    11.6%     2,360,271        14.3%          20.03         (3)
Foundation Coal Corp           NR/B1/BB-            57,112     5.6%     1,489,617         9.0%          26.08         (4)
CSAA                           NR/NR/NR            109,678    10.8%     1,216,329         7.4%          11.09      10/31/2011
Raytheon                    BBB+/Baa2/BBB+          57,379     5.6%     1,039,569         6.3%          18.12      6/30/2009
ARINC Inc                      NR/Ba3/BB            56,929     5.6%       846,488         5.1%          14.87         (5)
Juniper Financial Corp        AA+/Aa1/AA            68,993     6.8%       810,668         4.9%          11.75      12/31/2012
Ciena Corporation               NR/B2/B             57,140     5.6%       639,968         3.9%          11.20      5/31/2010
General Dynamics                A/A2/A              18,849     1.8%       514,955         3.1%          27.32      11/30/2010
URS Inc.                      NR/Ba1/BB+            12,186     1.2%       336,455         2.0%          27.61      1/31/2011
                                                 ---------   ------   ------------   ------------   ------------
TEN LARGEST TENANTS                                763,210    74.9%   $12,533,829        76.0%         $16.42
Remaining Tenants                                  225,953    22.2%     3,964,220        24.0%          17.12
Non Revenue Tenants(6)                               5,652     0.6%             0         0.0%           0.00
Vacant                                              24,167     2.4%             0         0.0%           0.00
                                                 ---------   ------   ------------   ------------   ------------
TOTAL ALL TENANTS                                1,018,982   100.0%   $16,498,049       100.0%         $16.58
                                                 =========   ======   ============   ============   ============

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   US Government has six leases with one lease expiring on 4/30/2008 (8,919
      sf) which it may terminate at any time with 180 days notice, one lease expiring on 10/31/2008 (1,210 sf), one lease expiring on 4/21/2009 (3,500
      sf), one lease expiring on 9/30/2009 (23,266 sf) which it may terminate at any time with 180 days written notice, one lease expiring on 9/1/2011
      (73,572 sf), and one lease expiring on 9/30/2012 (96,636 sf) which it may terminate at any time with 90 days notice.

(3)   COPT Master Lease consists of ten leases with three leases expiring on
      8/1/2009 (41,867 sf), four leases expiring on 9/1/2009 (27,449 sf), one lease expiring on 8/31/2011 (23,686 sf), one lease expiring on 10/31/2011
      (20,599 sf), and one lease expiring on 11/30/2011 (4,240 sf).

(4)   Foundation Coal Corp has three leases with two leases expiring on
      12/1/2007 (9,494 sf) and one lease expiring on 5/1/2010 (47,618 sf).

(5)   ARINC Inc has two leases with one lease expiring on 9/30/2009 (37,946 sf)
      and one lease expiring on 6/1/2011 (18,983 sf).

(6)   Includes cafeteria (3,623 sf), management office (1,320 sf) and fitness center (709 sf).

      The following table presents certain information relating to the lease rollover schedule at the COPT Office Portfolio Properties:

                                          LEASE EXPIRATION SCHEDULE(1)

                                                                                      % OF TOTAL     ANNUALIZED
                                                                       ANNUALIZED     ANNUALIZED    UNDERWRITTEN
     YEAR ENDING                         % OF TOTAL    CUMULATIVE     UNDERWRITTEN   UNDERWRITTEN    BASE RENT
     DECEMBER 31         EXPIRING NRSF      NRSF      OF TOTAL NRSF   BASE RENT ($)   BASE RENT     ($ PER NRSF)
----------------------   -------------   ----------   -------------   ------------   ------------   ------------

2007                          34,192         3.4%          3.4%       $    739,971        4.5%         $21.64
2008                          48,306         4.7%          8.1%            896,941        5.4%          18.57
2009                         254,207        24.9%         33.0%          4,449,524       27.0%          17.50
2010                         134,645        13.2%         46.3%          2,664,371       16.1%          19.79
2011                         294,803        28.9%         75.2%          4,603,194       27.9%          15.61
2012                         197,396        19.4%         94.6%          2,807,737       17.0%          14.22
2013                          25,614         2.5%         97.1%            336,312        2.0%          13.13
2014                               0         0.0%         97.1%                  0        0.0%           0.00
2015                               0         0.0%         97.1%                  0        0.0%           0.00
2016                               0         0.0%         97.1%                  0        0.0%           0.00
2017 and Thereafter                0         0.0%         97.1%                  0        0.0%           0.00
Non Revenue Tenants(2)         5,652         0.6%         97.6%                  0        0.0%           0.00
Vacant                        24,167         2.4%        100.0%                  0        0.0%           0.00
                         -------------   ----------                   ------------   ------------   ------------
TOTAL/WEIGHTED AVERAGE     1,018,982       100.0%                     $ 16,498,049      100.0%         $16.58
                         =============   ==========                   ============   ============   ============

(1)   Calculated based on approximate square footage occupied by each tenant.

(2)   Includes cafeteria (3,623 sf), management office (1,320 sf) and fitness center (709 sf).

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -89-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

o     THE BORROWER. The borrowers are twenty single-purpose, single-asset entities each with an independent director (collectively the "COPT
      BORROWERS"). The nine COPT Office Portfolio Properties located in
      Linthicum, Maryland are structured as Indemnity Deeds of Trust and the guarantor has pledged its ownership interests in the related COPT Office
      Portfolio Property to secure the related COPT Borrower's obligations in the COPT Office Portfolio Loan. Legal counsel to each of the COPT
      Borrowers delivered a non-consolidation opinion in connection with the origination of the COPT Office Portfolio Loan. The sponsor is Corporate
      Office Properties Trust ("COPT"). Founded in 1988, COPT is an office REIT headquartered in Columbia, Maryland with a market capitalization of approximately $2.34 billion as of February 4, 2007. COPT solely or jointly owns 186 office properties totaling approximately 15.4 million sf. COPT holds an 80% interest in Corporate Office Properties, L.P. which holds a
      100% interest in the COPT Borrowers and is the guarantor under the non-recourse carveouts for the COPT Office Portfolio Loan.

o     MASTER LEASE. Corporate Office Properties, L.P. ("MASTER LESSEE"), the
      operating partnership of COPT, has entered into a master lease (the
      "MASTER LEASE") of ten suites (approximately 117,841 sf) in the five buildings for a term of three years. The Master Lessee's lease and guaranty obligations will be reduced on a pro rata basis upon leasing, occupancy, payment of leasing costs and commencement of rent by third-party tenants on terms equal to or better than the Master Lease terms for the applicable suite. Excluding the Master Lease, the COPT
      Office Portfolio Properties are approximately 86.1% occupied.

o     RELEASE OF COLLATERAL. Any time after the second anniversary of the securitization closing date, certain of the COPT Borrowers are permitted under the loan documents to obtain the release of one or more of their related COPT Office Portfolio Properties, subject to the satisfaction of certain conditions, including among others: (i) the delivery of defeasance collateral in an amount equal to 110% of the allocated loan amount for the property being released, (ii) after giving effect to such release, the debt service coverage ratio for the remaining properties is equal to or greater than the greater of (a) the debt service coverage ratio immediately preceding the release or (b) 1.20x.

o     SUBSTITUTION OF COLLATERAL. At any time prior to December 6, 2015, certain of the COPT Borrowers are permitted under the loan documents to obtain the release of one or more of their related COPT Office Portfolio Properties by simultaneously substituting one or more similar properties for each released property, subject to the satisfaction of certain conditions, including among others: (i) the payment of a fee equal to 0.50% of the allocated loan amount for the released property being released and the payment of all costs and expenses incurred by lender; (ii) no more than two COPT Office Portfolio Properties may be substituted in any one transaction (except with respect to certain COPT Office Portfolio
      Properties, which will be treated as one property for purposes of this criteria), (iii) after giving effect to the substitution, the debt service coverage ratio for the remaining properties is equal to or greater than the greater of (a) the debt service coverage ratio immediately preceding the substitution and (b) 1.10x, (iv) after giving effect to the substitution, the loan-to-value ratio for the remaining properties is equal to or less than the lesser of (a) the loan-to-value ratio immediately preceding the release or (b) 80%, (v) the cumulative amount of substituted properties must be less than (a) 30% of the aggregate allocated loan amount of all of the COPT Office Portfolio Properties if none of the Colorado properties are being or have been substituted or (b)
      40% of the aggregate allocated amount of all of the COPT Office Portfolio
      Properties if any of the Colorado properties are being or have been substituted, and (vi) rating agency confirmation that the substitution would not result in a qualification, withdrawal or downgrading of the then current ratings of certificates then outstanding.

      If the substitution of a substitute property for a released property does not take place simultaneously as contemplated above, the proposed released property may still be released, subject to the satisfaction of certain

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -90-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

      conditions, including among others: (i) the deposit with lender of cash or a letter of credit (the "SUBSTITUTION COLLATERAL") in an amount equal to the greater of (a) the then fair market value of the proposed released property or (b) the amount that would be required to purchase defeasance collateral necessary to release the property through partial defeasance and (ii) the delivery to lender of a legal opinion that a securitization which includes the COPT Office Portfolio Loan will not fail to maintain its status as a "real estate investment conduit" as a result of the substitution. If the proposed substitution fails to occur within 90 days after the release of the applicable released property, lender may apply the proceeds of the Substitution Collateral to purchase the defeasance collateral necessary to effect a partial defeasance of the released property. If the Substitution Collateral is insufficient, the related COPT
      Borrower, within two business days of lender's demand for payment, is required to pay to the lender the shortfall amount.

o     LOCK BOX AND CASH MANAGEMENT. The COPT Office Portfolio Loan requires a hard lockbox, which is already in place. The loan documents require the
      COPT Borrowers to direct tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents also require that all rents or other revenue received by or on behalf of the COPT Borrowers or the property manager be deposited into such lender-controlled lockbox account within one business day after receipt. Funds in the lender-controlled lockbox will be swept to the borrower's operating account daily except during a COPT Cash Management Period. During a COPT
      Cash Management Period, amounts in the lockbox account will be swept into a lender-controlled account to be applied to operating expenses, tax and insurance reserves, monthly debt service, replacement reserve amounts, tenant improvements and leasing commissions reserve amounts, default rate payments and lender-approved extraordinary expenses, with all remaining amounts on deposit to be held by the lender as additional security for the
      COPT Office Portfolio Loan. A "COPT CASH MANAGEMENT PERIOD" is a period during which (i) an event of default is continuing, until the event of default is cured, (ii) the debt service coverage ratio (based on underwritten net operating income) for the 12-month period ending with the most recently completed calendar month falls below 1.10x, until the debt service coverage ratio for the 12-month period ending with the most recently completed calendar month is greater than 1.15x for two consecutive calendar quarters or (iii) a COPT Borrower or the property manager is the subject of a bankruptcy action, until the action is finished or the property manager is replaced.

o     PROPERTY MANAGEMENT. COPT Property Management Services, LLC, an affiliate of the COPT Borrowers, is the property manager for all of the COPT Office
      Portfolio Properties. The property manager receives a management fee equal to the greater of (a) $1,000 per month and (b) 3.0% of the gross revenue and 5% of project costs if the COPT Borrowers require the property manager to supervise capital projects or tenant improvement projects. The lender may require the COPT Borrowers to terminate the property manager following one or more of the following events: (i) an event of default is continuing under the COPT Office Portfolio Loan, (ii) the property manager is in default under any management agreement or (iii) upon the gross negligence, malfeasance or willful misconduct of the property manager.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.

o     TERRORISM INSURANCE. The loan documents require the COPT Borrowers to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the COPT Office Portfolio Properties, provided coverage is available. In the event that coverage for terrorism is not included as part of the "all risk" property policy, the COPT Borrowers will be required to obtain, to the extent available, coverage for terrorism in the form of stand alone coverage, in an amount equal to 100% of the replacement cost of the COPT Office Portfolio Properties, subject to a premium cap equal to 100% of the aggregate insurance premiums payable with respect to all required insurance coverage for the last policy year in which coverage for terrorism was included as part of an

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -91-          [LOGO] RBS GREENWICH CAPITAL

GCCFC 2007-GG9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

      all-risk policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk Factors--Risks Related to the
      Underlying Mortgage Loans--The Absence of or Inadequacy of Insurance
      Coverage on the Mortgaged Properties May Adversely Affect Payments on Your
      Certificates" in the prospectus supplement.

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File no.
333-131400) for the offering to which the communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.
Alternatively, the depositor or Greenwich Capital Markets, Inc., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-273-4485.

GOLDMAN SACHS                         -92-          [LOGO] RBS GREENWICH CAPITAL